UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22167
Virtus Strategy Trust
(Exact name of registrant as specified in charter)

101 Munson Street
Greenfield, MA 01301-9668

Jennifer Fromm, Esq.
Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
One Financial Plaza
Hartford, CT 06103-2608
(Name and address of agent for service)

Registrant's telephone number, including area code:
(800)-243-1574
Date of fiscal year end:
Sep 30
Date of reporting period:
September 30, 2024

Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Virtus Convertible Fund
Class A / ANZAX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Class A / ANZAX	$104	0.96%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2024, the Fund’s Class A shares at NAV returned 15.64%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 14.68%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA US Convertibles Index. Sectors that helped relative performance the most for the period were technology, industrials, and health care. In technology and health care, issue selection was the primary source of strength. The Fund was overweight to industrials—a sector that outperformed the broad market. Sectors that hurt relative performance the most for the period were media, consumer discretionary, and utilities. In media, both issue selection and asset weighting effects were headwinds. Relative performance was negative in consumer discretionary. The Fund was underweight in utilities—a sector that outperformed the broad market. The biggest individual contributors to absolute performance during the 12-month period were Palo Alto Networks, Royal Caribbean Group, and MicroStrategy. The biggest detractors from absolute performance during the period were Rivian Automotive, Chart Industries, and On Semiconductor. The following table outlines key factors that affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Palo Alto Networks	Positive	Palo Alto Networks provides network security solutions. The company’s most recent quarterly results were highlighted by strong billings and new customer additions.
Royal Caribbean	Positive	Royal Caribbean is a cruise company. The company exceeded earnings estimates and management raised earnings guidance due to strong business momentum and cost controls.
Rivian Automotive	Negative	Rivian Automotive is an electric vehicle manufacturer. Concerns about component supply shortages and the potential impact on car production volumes weighed on investor sentiment.
Chart Industries	Negative	Chart Industries manufactures engineered equipment. The company missed earnings expectations and management reduced guidance, pressuring the share price.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Convertible Fund (Class A /ANZAX) at NAV(1)	15.64%	10.88%	9.32%
Virtus Convertible Fund (Class A /ANZAX) at POP(2),(3)	9.28%	9.64%	8.71%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
ICE BofA U.S. Convertibles Index	14.68%	10.49%	8.88%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$1,313,683
Total number of portfolio holdings	114
Total advisory fee paid (‘000s)	$5,814
Portfolio turnover rate as of the end of the reporting period	152%
Asset Allocation(1)
Convertible Bonds and Notes		89%
Internet	14%
Software	9%
Computers	7%
All other Convertible Bonds and Notes	59%
Convertible Preferred Stocks		8%
Equity-Linked Notes		3%
Financial Services	2%
Banks	1%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Convertible Fund
Class C / ANZCX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Class C / ANZCX	$186	1.73%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2024, the Fund’s Class C shares at NAV returned 15.06%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 14.68%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA US Convertibles Index. Sectors that helped relative performance the most for the period were technology, industrials, and health care. In technology and health care, issue selection was the primary source of strength. The Fund was overweight to industrials—a sector that outperformed the broad market. Sectors that hurt relative performance the most for the period were media, consumer discretionary, and utilities. In media, both issue selection and asset weighting effects were headwinds. Relative performance was negative in consumer discretionary. The Fund was underweight in utilities—a sector that outperformed the broad market. The biggest individual contributors to absolute performance during the 12-month period were Palo Alto Networks, Royal Caribbean Group, and MicroStrategy. The biggest detractors from absolute performance during the period were Rivian Automotive, Chart Industries, and On Semiconductor. The following table outlines key factors that affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Palo Alto Networks	Positive	Palo Alto Networks provides network security solutions. The company’s most recent quarterly results were highlighted by strong billings and new customer additions.
Royal Caribbean	Positive	Royal Caribbean is a cruise company. The company exceeded earnings estimates and management raised earnings guidance due to strong business momentum and cost controls.
Rivian Automotive	Negative	Rivian Automotive is an electric vehicle manufacturer. Concerns about component supply shortages and the potential impact on car production volumes weighed on investor sentiment.
Chart Industries	Negative	Chart Industries manufactures engineered equipment. The company missed earnings expectations and management reduced guidance, pressuring the share price.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Convertible Fund (Class C/ANZCX) at NAV(1) and with CDSC(2)	15.06%	10.09%	8.54%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
ICE BofA U.S. Convertibles Index	14.68%	10.49%	8.88%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$1,313,683
Total number of portfolio holdings	114
Total advisory fee paid (‘000s)	$5,814
Portfolio turnover rate as of the end of the reporting period	152%
Asset Allocation(1)
Convertible Bonds and Notes		89%
Internet	14%
Software	9%
Computers	7%
All other Convertible Bonds and Notes	59%
Convertible Preferred Stocks		8%
Equity-Linked Notes		3%
Financial Services	2%
Banks	1%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Convertible Fund
Institutional Class / ANNPX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Institutional Class / ANNPX	$77	0.71%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares at NAV returned 16.22%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 14.68%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA US Convertibles Index. Sectors that helped relative performance the most for the period were technology, industrials, and health care. In technology and health care, issue selection was the primary source of strength. The Fund was overweight to industrials—a sector that outperformed the broad market. Sectors that hurt relative performance the most for the period were media, consumer discretionary, and utilities. In media, both issue selection and asset weighting effects were headwinds. Relative performance was negative in consumer discretionary. The Fund was underweight in utilities—a sector that outperformed the broad market. The biggest individual contributors to absolute performance during the 12-month period were Palo Alto Networks, Royal Caribbean Group, and MicroStrategy. The biggest detractors from absolute performance during the period were Rivian Automotive, Chart Industries, and On Semiconductor. The following table outlines key factors that affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Palo Alto Networks	Positive	Palo Alto Networks provides network security solutions. The company’s most recent quarterly results were highlighted by strong billings and new customer additions.
Royal Caribbean	Positive	Royal Caribbean is a cruise company. The company exceeded earnings estimates and management raised earnings guidance due to strong business momentum and cost controls.
Rivian Automotive	Negative	Rivian Automotive is an electric vehicle manufacturer. Concerns about component supply shortages and the potential impact on car production volumes weighed on investor sentiment.
Chart Industries	Negative	Chart Industries manufactures engineered equipment. The company missed earnings expectations and management reduced guidance, pressuring the share price.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Convertible Fund (Institutional Class/ANNPX) at NAV(1)	16.22%	11.22%	9.66%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
ICE BofA U.S. Convertibles Index	14.68%	10.49%	8.88%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$1,313,683
Total number of portfolio holdings	114
Total advisory fee paid (‘000s)	$5,814
Portfolio turnover rate as of the end of the reporting period	152%
Asset Allocation(1)
Convertible Bonds and Notes		89%
Internet	14%
Software	9%
Computers	7%
All other Convertible Bonds and Notes	59%
Convertible Preferred Stocks		8%
Equity-Linked Notes		3%
Financial Services	2%
Banks	1%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Material Fund Changes
Effective May 10, 2024, Class P shares and Administrative Class shares converted to Institutional Class shares.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Convertible Fund
Class R6 / VAADX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Class R6 / VAADX	$67	0.62%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2024, the Fund’s Class R6 shares at NAV returned 16.32%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 14.68%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA US Convertibles Index. Sectors that helped relative performance the most for the period were technology, industrials, and health care. In technology and health care, issue selection was the primary source of strength. The Fund was overweight to industrials—a sector that outperformed the broad market. Sectors that hurt relative performance the most for the period were media, consumer discretionary, and utilities. In media, both issue selection and asset weighting effects were headwinds. Relative performance was negative in consumer discretionary. The Fund was underweight in utilities—a sector that outperformed the broad market. The biggest individual contributors to absolute performance during the 12-month period were Palo Alto Networks, Royal Caribbean Group, and MicroStrategy. The biggest detractors from absolute performance during the period were Rivian Automotive, Chart Industries, and On Semiconductor. The following table outlines key factors that affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Palo Alto Networks	Positive	Palo Alto Networks provides network security solutions. The company’s most recent quarterly results were highlighted by strong billings and new customer additions.
Royal Caribbean	Positive	Royal Caribbean is a cruise company. The company exceeded earnings estimates and management raised earnings guidance due to strong business momentum and cost controls.
Rivian Automotive	Negative	Rivian Automotive is an electric vehicle manufacturer. Concerns about component supply shortages and the potential impact on car production volumes weighed on investor sentiment.
Chart Industries	Negative	Chart Industries manufactures engineered equipment. The company missed earnings expectations and management reduced guidance, pressuring the share price.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class R6 shares from inception (January 31, 2022). It assumes a $2,500,000 initial investment from inception, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	Since Inception
Virtus Convertible Fund (Class R6/VAADX) at NAV(1)	16.32%	1.84%
Bloomberg U.S. Aggregate Bond Index	11.57%	(0.76)%
ICE BofA U.S. Convertibles Index	14.68%	2.05%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$1,313,683
Total number of portfolio holdings	114
Total advisory fee paid (‘000s)	$5,814
Portfolio turnover rate as of the end of the reporting period	152%
Asset Allocation(1)
Convertible Bonds and Notes		89%
Internet	14%
Software	9%
Computers	7%
All other Convertible Bonds and Notes	59%
Convertible Preferred Stocks		8%
Equity-Linked Notes		3%
Financial Services	2%
Banks	1%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Duff & Phelps Water Fund
Class A / AWTAX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Duff & Phelps Water Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Duff & Phelps Water Fund Class A / AWTAX	$141	1.22%
Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
  For the fiscal year ended September 30, 2024, the Fund’s Class A shares at NAV returned 31.12%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 31.76% and the S&P Global Water Index (net), which serves as the style-specific index, returned 33.47%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The S&P Global Water Index (net) is a modified capitalization-weighted index comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is a global equity portfolio that invests across the water value chain in companies engaged in improving the sustainability of global water resources. The Fund’s investments are focused on water infrastructure and equipment and technology companies that enhance water supply, quality, and efficiency. Across water end-markets, which include the largest customers of water and water infrastructure, the largest contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were underweight positions in international industrials and U.S. water utilities and overweight positions in engineering & consulting companies and the municipal end-market, which includes water and wastewater utilities. The largest detractors were an underweight to international utilities and an overweight to U.S. industrials. Among individual securities, the biggest contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were Core & Main, American States Water, Arcadis, Tetra Tech, and Middlesex Water. The biggest detractors from performance during the period were Idex, Veralto, Essential Utilities, Danaher, and Veolia. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
International industrials	Positive	The Fund had an underweight to emerging markets companies that are exposed to industrial water applications. This group of stocks materially lagged developed markets and stronger end-markets, adding to Fund performance.

U.S. utilities	Positive	The Fund’s underweight positioning in U.S. utilities contributed positively during the period as the higher interest rate backdrop pressured the group.
International utilities	Negative	International utility performance was mixed but negative overall during the period. The Fund’s underweight position in U.K. water utilities benefited performance, while an underweight to Middle East utilities was a significant detractor.

U.S. industrials	Negative	U.S. industrial activity remained muted during the 12-month period given elevated interest rates, which depressed capital expenditures, and inventory levels.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Duff & Phelps Water Fund (Class A /AWTAX) at NAV(1)	31.12%	9.89%	8.62%
Virtus Duff & Phelps Water Fund (Class A /AWTAX) at POP(2),(3)	23.91%	8.65%	8.01%
MSCI All Country World Index (net)	31.76%	12.19%	9.39%
S&P Global Water Index (net)	33.47%	11.83%	10.36%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$664,161
Total number of portfolio holdings	39
Total advisory fee paid (‘000s)	$4,188
Portfolio turnover rate as of the end of the reporting period	22%
Asset Allocation(1)
Water Utilities	27%
Machinery	22%
Commercial Services & Supplies	12%
Building Products	7%
Construction & Engineering	6%
Chemicals	5%
Life Sciences Tools & Services	5%
Trading Companies & Distributors	5%
Electronic Equipment, Instruments & Components	4%
Multi-Utilities	4%
Other	3%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Duff & Phelps Water Fund
Class C / AWTCX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Duff & Phelps Water Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Duff & Phelps Water Fund Class C / AWTCX	$227	1.97%
Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
  For the fiscal year ended September 30, 2024, the Fund’s Class C shares at NAV returned 30.14%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 31.76% and the S&P Global Water Index (net), which serves as the style-specific index, returned 33.47%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The S&P Global Water Index (net) is a modified capitalization-weighted index comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is a global equity portfolio that invests across the water value chain in companies engaged in improving the sustainability of global water resources. The Fund’s investments are focused on water infrastructure and equipment and technology companies that enhance water supply, quality, and efficiency. Across water end-markets, which include the largest customers of water and water infrastructure, the largest contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were underweight positions in international industrials and U.S. water utilities and overweight positions in engineering & consulting companies and the municipal end-market, which includes water and wastewater utilities. The largest detractors were an underweight to international utilities and an overweight to U.S. industrials. Among individual securities, the biggest contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were Core & Main, American States Water, Arcadis, Tetra Tech, and Middlesex Water. The biggest detractors from performance during the period were Idex, Veralto, Essential Utilities, Danaher, and Veolia. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
International industrials	Positive	The Fund had an underweight to emerging markets companies that are exposed to industrial water applications. This group of stocks materially lagged developed markets and stronger end-markets, adding to Fund performance.

U.S. utilities	Positive	The Fund’s underweight positioning in U.S. utilities contributed positively during the period as the higher interest rate backdrop pressured the group.
International utilities	Negative	International utility performance was mixed but negative overall during the period. The Fund’s underweight position in U.K. water utilities benefited performance, while an underweight to Middle East utilities was a significant detractor.

U.S. industrials	Negative	U.S. industrial activity remained muted during the 12-month period given elevated interest rates, which depressed capital expenditures, and inventory levels.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Duff & Phelps Water Fund (Class C/AWTCX) at NAV(1) and with CDSC(2)	30.14%	9.07%	7.80%
MSCI All Country World Index (net)	31.76%	12.19%	9.39%
S&P Global Water Index (net)	33.47%	11.83%	10.36%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$664,161
Total number of portfolio holdings	39
Total advisory fee paid (‘000s)	$4,188
Portfolio turnover rate as of the end of the reporting period	22%
Asset Allocation(1)
Water Utilities	27%
Machinery	22%
Commercial Services & Supplies	12%
Building Products	7%
Construction & Engineering	6%
Chemicals	5%
Life Sciences Tools & Services	5%
Trading Companies & Distributors	5%
Electronic Equipment, Instruments & Components	4%
Multi-Utilities	4%
Other	3%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Duff & Phelps Water Fund
Institutional Class / AWTIX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Duff & Phelps Water Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Duff & Phelps Water Fund Institutional Class / AWTIX	$108	0.93%
Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
  For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares at NAV returned 31.40%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 31.76% and the S&P Global Water Index (net), which serves as the style-specific index, returned 33.47%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The S&P Global Water Index (net) is a modified capitalization-weighted index comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is a global equity portfolio that invests across the water value chain in companies engaged in improving the sustainability of global water resources. The Fund’s investments are focused on water infrastructure and equipment and technology companies that enhance water supply, quality, and efficiency. Across water end-markets, which include the largest customers of water and water infrastructure, the largest contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were underweight positions in international industrials and U.S. water utilities and overweight positions in engineering & consulting companies and the municipal end-market, which includes water and wastewater utilities. The largest detractors were an underweight to international utilities and an overweight to U.S. industrials. Among individual securities, the biggest contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were Core & Main, American States Water, Arcadis, Tetra Tech, and Middlesex Water. The biggest detractors from performance during the period were Idex, Veralto, Essential Utilities, Danaher, and Veolia. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
International industrials	Positive	The Fund had an underweight to emerging markets companies that are exposed to industrial water applications. This group of stocks materially lagged developed markets and stronger end-markets, adding to Fund performance.

U.S. utilities	Positive	The Fund’s underweight positioning in U.S. utilities contributed positively during the period as the higher interest rate backdrop pressured the group.
International utilities	Negative	International utility performance was mixed but negative overall during the period. The Fund’s underweight position in U.K. water utilities benefited performance, while an underweight to Middle East utilities was a significant detractor.

U.S. industrials	Negative	U.S. industrial activity remained muted during the 12-month period given elevated interest rates, which depressed capital expenditures, and inventory levels.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Duff & Phelps Water Fund (Institutional Class/AWTIX) at NAV(1)	31.40%	10.21%	8.92%
MSCI All Country World Index (net)	31.76%	12.19%	9.39%
S&P Global Water Index (net)	33.47%	11.83%	10.36%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$664,161
Total number of portfolio holdings	39
Total advisory fee paid (‘000s)	$4,188
Portfolio turnover rate as of the end of the reporting period	22%
Asset Allocation(1)
Water Utilities	27%
Machinery	22%
Commercial Services & Supplies	12%
Building Products	7%
Construction & Engineering	6%
Chemicals	5%
Life Sciences Tools & Services	5%
Trading Companies & Distributors	5%
Electronic Equipment, Instruments & Components	4%
Multi-Utilities	4%
Other	3%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Material Fund Changes
Effective May 10, 2024, Class P shares converted to Institutional Class shares.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Global Allocation Fund
Class A / PALAX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Class A / PALAX	$57	0.52%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Class A shares at NAV returned 20.00%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net) serve as broad-based securities market indexes, returned 11.57% and 31.76% respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 23.38%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. In the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, particularly the strategy’s long exposure to global equities, which was maintained throughout most of the reporting period. In the fixed income segment of the Fund, security selection within sustainably oriented fixed income exposures, including green bonds, contributed, as did credit selection and, at times, to the Fund’s longer duration or increased sensitivity to changes in interest rates. Additionally, exposure to equities with lower volatility than the broader market detracted. Such low-volatility equities trailed traditional indexes, as equities with higher volatility generally outperformed during the period. Finally, clean energy-oriented equity exposures detracted for the fiscal year. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
China vs. U.S. equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had been overweight China equities since July 2023, as China underperformed the U.S.
Global value vs. global growth equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had several value-oriented positions that underperformed broader global equities.
Overweight global equities	Positive	The Fund benefitted from an overweight position in global equities during a period in which these equities, as measured by the MSCI All Country World Index (net), were up 31.76%. The Fund had an average exposure of approximately 65% to global equities versus the blended style-specific benchmark’s exposure of 60%.

Falling U.S. inflation pushed down U.S. Treasury yields	Positive	While the Fund’s duration positioning fluctuated during the fiscal year, the Fund’s longer U.S. duration in the second and third quarters of 2024 contributed.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Global Allocation Fund (Class A /PALAX) at NAV(1)	20.00%	6.55%	5.15%
Virtus Global Allocation Fund (Class A /PALAX) at POP(2),(3)	13.40%	5.35%	4.55%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
MSCI All Country World Index (net)	31.76%	12.19%	9.39%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	23.38%	7.58%	6.54%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$147,749
Total number of portfolio holdings	402
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	69%
Asset Allocation(1)
Common Stocks		30%
Insurance	3%
Banks	3%
Software	2%
All other Common Stocks	22%
Affiliated Mutual Funds		18%
Corporate Bonds and Notes		15%
Banks	4%
Electric Utilities	4%
Financial Services	1%
All other Corporate Bonds and Notes	6%
Short-Term Investment		13%
Mortgage-Backed Securities		9%
U.S. Government Securities		6%
Asset-Backed Securities		4%
Other		5%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Global Allocation Fund
Class C / PALCX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Class C / PALCX	$139	1.27%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Class C shares at NAV returned 19.25%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net) serve as broad-based securities market indexes, returned 11.57% and 31.76% respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 23.38%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. In the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, particularly the strategy’s long exposure to global equities, which was maintained throughout most of the reporting period. In the fixed income segment of the Fund, security selection within sustainably oriented fixed income exposures, including green bonds, contributed, as did credit selection and, at times, to the Fund’s longer duration or increased sensitivity to changes in interest rates. Additionally, exposure to equities with lower volatility than the broader market detracted. Such low-volatility equities trailed traditional indexes, as equities with higher volatility generally outperformed during the period. Finally, clean energy-oriented equity exposures detracted for the fiscal year. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
China vs. U.S. equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had been overweight China equities since July 2023, as China underperformed the U.S.
Global value vs. global growth equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had several value-oriented positions that underperformed broader global equities.
Overweight global equities	Positive	The Fund benefitted from an overweight position in global equities during a period in which these equities, as measured by the MSCI All Country World Index (net), were up 31.76%. The Fund had an average exposure of approximately 65% to global equities versus the blended style-specific benchmark’s exposure of 60%.

Falling U.S. inflation pushed down U.S. Treasury yields	Positive	While the Fund’s duration positioning fluctuated during the fiscal year, the Fund’s longer U.S. duration in the second and third quarters of 2024 contributed.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Global Allocation Fund (Class C/PALCX) at NAV(1) and with CDSC(2)	19.25%	5.75%	4.37%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
MSCI All Country World Index (net)	31.76%	12.19%	9.39%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	23.38%	7.58%	6.54%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$147,749
Total number of portfolio holdings	402
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	69%
Asset Allocation(1)
Common Stocks		30%
Insurance	3%
Banks	3%
Software	2%
All other Common Stocks	22%
Affiliated Mutual Funds		18%
Corporate Bonds and Notes		15%
Banks	4%
Electric Utilities	4%
Financial Services	1%
All other Corporate Bonds and Notes	6%
Short-Term Investment		13%
Mortgage-Backed Securities		9%
U.S. Government Securities		6%
Asset-Backed Securities		4%
Other		5%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Global Allocation Fund
Institutional Class / PALLX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Institutional Class / PALLX	$32	0.29%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares at NAV returned 20.47%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net) serve as broad-based securities market indexes, returned 11.57% and 31.76% respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 23.38%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. In the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, particularly the strategy’s long exposure to global equities, which was maintained throughout most of the reporting period. In the fixed income segment of the Fund, security selection within sustainably oriented fixed income exposures, including green bonds, contributed, as did credit selection and, at times, to the Fund’s longer duration or increased sensitivity to changes in interest rates. Additionally, exposure to equities with lower volatility than the broader market detracted. Such low-volatility equities trailed traditional indexes, as equities with higher volatility generally outperformed during the period. Finally, clean energy-oriented equity exposures detracted for the fiscal year. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
China vs. U.S. equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had been overweight China equities since July 2023, as China underperformed the U.S.
Global value vs. global growth equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had several value-oriented positions that underperformed broader global equities.
Overweight global equities	Positive	The Fund benefitted from an overweight position in global equities during a period in which these equities, as measured by the MSCI All Country World Index (net), were up 31.76%. The Fund had an average exposure of approximately 65% to global equities versus the blended style-specific benchmark’s exposure of 60%.

Falling U.S. inflation pushed down U.S. Treasury yields	Positive	While the Fund’s duration positioning fluctuated during the fiscal year, the Fund’s longer U.S. duration in the second and third quarters of 2024 contributed.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Global Allocation Fund (Institutional Class/PALLX) at NAV(1)	20.47%	6.81%	5.39%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
MSCI All Country World Index (net)	31.76%	12.19%	9.39%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	23.38%	7.58%	6.54%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$147,749
Total number of portfolio holdings	402
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	69%
Asset Allocation(1)
Common Stocks		30%
Insurance	3%
Banks	3%
Software	2%
All other Common Stocks	22%
Affiliated Mutual Funds		18%
Corporate Bonds and Notes		15%
Banks	4%
Electric Utilities	4%
Financial Services	1%
All other Corporate Bonds and Notes	6%
Short-Term Investment		13%
Mortgage-Backed Securities		9%
U.S. Government Securities		6%
Asset-Backed Securities		4%
Other		5%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Material Fund Changes
Effective May 10, 2024, Class P shares and Administrative Class shares converted to Institutional Class shares.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Global Allocation Fund
Class R6 / AGASX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Class R6 / AGASX	$24	0.22%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Class R6 shares at NAV returned 20.49%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net) serve as broad-based securities market indexes, returned 11.57% and 31.76% respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 23.38%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. In the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, particularly the strategy’s long exposure to global equities, which was maintained throughout most of the reporting period. In the fixed income segment of the Fund, security selection within sustainably oriented fixed income exposures, including green bonds, contributed, as did credit selection and, at times, to the Fund’s longer duration or increased sensitivity to changes in interest rates. Additionally, exposure to equities with lower volatility than the broader market detracted. Such low-volatility equities trailed traditional indexes, as equities with higher volatility generally outperformed during the period. Finally, clean energy-oriented equity exposures detracted for the fiscal year. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
China vs. U.S. equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had been overweight China equities since July 2023, as China underperformed the U.S.
Global value vs. global growth equities	Negative	The Fund had exposure to a global equity strategy (Virtus NFJ Global Sustainability Fund) that had several value-oriented positions that underperformed broader global equities.
Overweight global equities	Positive	The Fund benefitted from an overweight position in global equities during a period in which these equities, as measured by the MSCI All Country World Index (net), were up 31.76%. The Fund had an average exposure of approximately 65% to global equities versus the blended style-specific benchmark’s exposure of 60%.

Falling U.S. inflation pushed down U.S. Treasury yields	Positive	While the Fund’s duration positioning fluctuated during the fiscal year, the Fund’s longer U.S. duration in the second and third quarters of 2024 contributed.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class R6 shares from inception (September 8, 2015). It assumes a $2,500,000 initial investment from inception, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	Since Inception
Virtus Global Allocation Fund (Class R6/AGASX) at NAV(1)	20.49%	6.88%	6.44%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.78%
MSCI All Country World Index (net)	31.76%	12.19%	10.95%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	23.38%	7.58%	7.43%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$147,749
Total number of portfolio holdings	402
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	69%
Asset Allocation(1)
Common Stocks		30%
Insurance	3%
Banks	3%
Software	2%
All other Common Stocks	22%
Affiliated Mutual Funds		18%
Corporate Bonds and Notes		15%
Banks	4%
Electric Utilities	4%
Financial Services	1%
All other Corporate Bonds and Notes	6%
Short-Term Investment		13%
Mortgage-Backed Securities		9%
U.S. Government Securities		6%
Asset-Backed Securities		4%
Other		5%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus International Small-Cap Fund
Class A / AOPAX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Class A / AOPAX	$137	1.25%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Class A shares at NAV returned 19.02%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 25.35% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 23.25%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive stock selection in consumer staples and consumer discretionary contributed the most toward the Fund’s performance relative to the MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Selection in information technology, financials, and real estate detracted from performance. The fiscal year was marred by an unexpected intervention by the Bank of Japan (BoJ) in the Japanese yen market, which caused Japan to be the biggest detractor. In contrast, stock selection in Italy and Australia added value. The biggest individual contributors to performance for the 12-month period were Sanwa Holdings, Marks and Spencer, Oil India, Super Retail, and JB Hi-Fi. The biggest detractors from performance during the period were Stolt-Nielsen, GeniuS Electronic Optical, Global Mixed-Mode Technology, Hanwa, and LG Innotek. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Currency intervention by the Bank of Japan	Negative	The BoJ made an unexpected intervention in the currency market and caused a sharp appreciation in the yen. The Fund was positioned in favor of Japanese exporters, a group that had a sharp selloff after the intervention.

Artificial intelligence (AI) advancements	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Weak Chinese consumer spending	Negative	The severe Covid lockdowns in China in 2022 caused Chinese consumers to lose much of their appetite and confidence. The persistence of this issue showed across the board in services, global travel, and luxury goods, which impacted some emerging markets companies, as well as the overall asset class.

Elections and fiscal policies	Positive	A number of emerging markets (EM) countries held elections during the 12-month period. The peaceful transitions of power followed by prudent fiscal and monetary policies in countries like Turkey, Argentina, South Africa, and India benefited the Fund’s EM exposures.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus International Small-Cap Fund (Class A /AOPAX) at NAV(1)	19.02%	5.13%	5.00%
Virtus International Small-Cap Fund (Class A /AOPAX) at POP(2),(3)	12.48%	3.95%	4.41%
MSCI All Country World ex USA Index (net)	25.35%	7.59%	5.22%
MSCI All Country World ex USA Small Cap Index (net)	23.25%	8.21%	6.08%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$49,036
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$202
Portfolio turnover rate as of the end of the reporting period	110%
Asset Allocation(1)
Banks	9%
Oil, Gas & Consumable Fuels	9%
Beverages	6%
Trading Companies & Distributors	5%
Construction & Engineering	4%
Specialty Retail	4%
Marine Transportation	4%
Electronic Equipment, Instruments & Components	4%
Textiles, Apparel & Luxury Goods	3%
Air Freight & Logistics	3%
Other (includes short-term investment)	49%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus International Small-Cap Fund
Class C / AOPCX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Class C / AOPCX	$218	2.00%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Class C shares at NAV returned 18.18%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 25.35% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 23.25%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive stock selection in consumer staples and consumer discretionary contributed the most toward the Fund’s performance relative to the MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Selection in information technology, financials, and real estate detracted from performance. The fiscal year was marred by an unexpected intervention by the Bank of Japan (BoJ) in the Japanese yen market, which caused Japan to be the biggest detractor. In contrast, stock selection in Italy and Australia added value. The biggest individual contributors to performance for the 12-month period were Sanwa Holdings, Marks and Spencer, Oil India, Super Retail, and JB Hi-Fi. The biggest detractors from performance during the period were Stolt-Nielsen, GeniuS Electronic Optical, Global Mixed-Mode Technology, Hanwa, and LG Innotek. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Currency intervention by the Bank of Japan	Negative	The BoJ made an unexpected intervention in the currency market and caused a sharp appreciation in the yen. The Fund was positioned in favor of Japanese exporters, a group that had a sharp selloff after the intervention.

Artificial intelligence (AI) advancements	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Weak Chinese consumer spending	Negative	The severe Covid lockdowns in China in 2022 caused Chinese consumers to lose much of their appetite and confidence. The persistence of this issue showed across the board in services, global travel, and luxury goods, which impacted some emerging markets companies, as well as the overall asset class.

Elections and fiscal policies	Positive	A number of emerging markets (EM) countries held elections during the 12-month period. The peaceful transitions of power followed by prudent fiscal and monetary policies in countries like Turkey, Argentina, South Africa, and India benefited the Fund’s EM exposures.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus International Small-Cap Fund (Class C/AOPCX) at NAV(1) and with CDSC(2)	18.18%	4.35%	4.20%
MSCI All Country World ex USA Index (net)	25.35%	7.59%	5.22%
MSCI All Country World ex USA Small Cap Index (net)	23.25%	8.21%	6.08%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$49,036
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$202
Portfolio turnover rate as of the end of the reporting period	110%
Asset Allocation(1)
Banks	9%
Oil, Gas & Consumable Fuels	9%
Beverages	6%
Trading Companies & Distributors	5%
Construction & Engineering	4%
Specialty Retail	4%
Marine Transportation	4%
Electronic Equipment, Instruments & Components	4%
Textiles, Apparel & Luxury Goods	3%
Air Freight & Logistics	3%
Other (includes short-term investment)	49%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus International Small-Cap Fund
Institutional Class / ALOIX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Institutional Class / ALOIX	$114	1.04%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares at NAV returned 19.29%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 25.35% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 23.25%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive stock selection in consumer staples and consumer discretionary contributed the most toward the Fund’s performance relative to the MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Selection in information technology, financials, and real estate detracted from performance. The fiscal year was marred by an unexpected intervention by the Bank of Japan (BoJ) in the Japanese yen market, which caused Japan to be the biggest detractor. In contrast, stock selection in Italy and Australia added value. The biggest individual contributors to performance for the 12-month period were Sanwa Holdings, Marks and Spencer, Oil India, Super Retail, and JB Hi-Fi. The biggest detractors from performance during the period were Stolt-Nielsen, GeniuS Electronic Optical, Global Mixed-Mode Technology, Hanwa, and LG Innotek. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Currency intervention by the Bank of Japan	Negative	The BoJ made an unexpected intervention in the currency market and caused a sharp appreciation in the yen. The Fund was positioned in favor of Japanese exporters, a group that had a sharp selloff after the intervention.

Artificial intelligence (AI) advancements	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Weak Chinese consumer spending	Negative	The severe Covid lockdowns in China in 2022 caused Chinese consumers to lose much of their appetite and confidence. The persistence of this issue showed across the board in services, global travel, and luxury goods, which impacted some emerging markets companies, as well as the overall asset class.

Elections and fiscal policies	Positive	A number of emerging markets (EM) countries held elections during the 12-month period. The peaceful transitions of power followed by prudent fiscal and monetary policies in countries like Turkey, Argentina, South Africa, and India benefited the Fund’s EM exposures.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus International Small-Cap Fund (Institutional Class/ALOIX) at NAV(1)	19.29%	5.35%	5.22%
MSCI All Country World ex USA Index (net)	25.35%	7.59%	5.22%
MSCI All Country World ex USA Small Cap Index (net)	23.25%	8.21%	6.08%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$49,036
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$202
Portfolio turnover rate as of the end of the reporting period	110%
Asset Allocation(1)
Banks	9%
Oil, Gas & Consumable Fuels	9%
Beverages	6%
Trading Companies & Distributors	5%
Construction & Engineering	4%
Specialty Retail	4%
Marine Transportation	4%
Electronic Equipment, Instruments & Components	4%
Textiles, Apparel & Luxury Goods	3%
Air Freight & Logistics	3%
Other (includes short-term investment)	49%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Material Fund Changes
Effective May 10, 2024, Class P shares converted to Institutional Class shares.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus International Small-Cap Fund
Class R6 / AIISX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Class R6 / AIISX	$110	1.00%
Portfolio Manager Commentary by Virtus Investment Advisers, Inc.
  For the fiscal year ended September 30, 2024, the Fund’s Class R6 shares at NAV returned 19.33%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 25.35% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 23.25%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive stock selection in consumer staples and consumer discretionary contributed the most toward the Fund’s performance relative to the MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Selection in information technology, financials, and real estate detracted from performance. The fiscal year was marred by an unexpected intervention by the Bank of Japan (BoJ) in the Japanese yen market, which caused Japan to be the biggest detractor. In contrast, stock selection in Italy and Australia added value. The biggest individual contributors to performance for the 12-month period were Sanwa Holdings, Marks and Spencer, Oil India, Super Retail, and JB Hi-Fi. The biggest detractors from performance during the period were Stolt-Nielsen, GeniuS Electronic Optical, Global Mixed-Mode Technology, Hanwa, and LG Innotek. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Currency intervention by the Bank of Japan	Negative	The BoJ made an unexpected intervention in the currency market and caused a sharp appreciation in the yen. The Fund was positioned in favor of Japanese exporters, a group that had a sharp selloff after the intervention.

Artificial intelligence (AI) advancements	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Weak Chinese consumer spending	Negative	The severe Covid lockdowns in China in 2022 caused Chinese consumers to lose much of their appetite and confidence. The persistence of this issue showed across the board in services, global travel, and luxury goods, which impacted some emerging markets companies, as well as the overall asset class.

Elections and fiscal policies	Positive	A number of emerging markets (EM) countries held elections during the 12-month period. The peaceful transitions of power followed by prudent fiscal and monetary policies in countries like Turkey, Argentina, South Africa, and India benefited the Fund’s EM exposures.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class R6 shares from inception (February 1, 2016). It assumes a $2,500,000 initial investment from inception, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	Since Inception
Virtus International Small-Cap Fund (Class R6/AIISX) at NAV(1)	19.33%	5.39%	5.49%
MSCI All Country World ex USA Index (net)	25.35%	7.59%	8.05%
MSCI All Country World ex USA Small Cap Index (net)	23.25%	8.21%	8.08%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$49,036
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$202
Portfolio turnover rate as of the end of the reporting period	110%
Asset Allocation(1)
Banks	9%
Oil, Gas & Consumable Fuels	9%
Beverages	6%
Trading Companies & Distributors	5%
Construction & Engineering	4%
Specialty Retail	4%
Marine Transportation	4%
Electronic Equipment, Instruments & Components	4%
Textiles, Apparel & Luxury Goods	3%
Air Freight & Logistics	3%
Other (includes short-term investment)	49%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Newfleet Short Duration High Income Fund
Class A / ASHAX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Class A / ASHAX	$91	0.86%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2024, the Fund’s Class A shares at NAV returned 11.30%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 10.13%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive issue selection in health care, technology, and midstream energy contributed to the Fund’s outperformance relative to the ICE BofA 1-3Y BB US Cash Pay High Yield Index. Issue selection in media other, issue selection in electric, and an allocation to financial/lease detracted from performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by DirecTV, FLY Leasing, LSB Industries, Consensus Cloud Solutions, and Medline Borrower. The biggest detractors from absolute performance were bonds issued by Sunnova Energy, Millenium Escrow, Kronos Acquisition, Hertz, and Holly Energy Partners. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Decline in credit spreads	Positive	The Fund maintained meaningfully greater exposure to credit risk than the benchmark during the fiscal year, so the decline in credit spreads aided in performance. Spread refers to the additional yield over the yield of a risk-free government bond.

Allocation to BBB-rated bonds	Positive	The Fund had an out-of-index allocation to BBB-rated bonds, which was a positive contributor to relative performance versus the benchmark.
Expectations for rising electricity prices	Negative	The Fund was underweight names that benefitted from rising demand for electricity such as independent power producers and renewable energy producers.
Reduced exposure to financials	Negative	The Fund’s allocation to the financials industry was underweight relative to the benchmark. Financials outperformed during the year as interest rates declined and recession fears abated.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Newfleet Short Duration High Income Fund (Class A /ASHAX) at NAV(1)	11.30%	4.93%	4.38%
Virtus Newfleet Short Duration High Income Fund (Class A /ASHAX) at POP(2),(3)	8.79%	4.45%	4.14%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	10.13%	4.30%	4.37%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$590,587
Total number of portfolio holdings	146
Total advisory fee paid (‘000s)	$1,969
Portfolio turnover rate as of the end of the reporting period	59%
Asset Allocation(1)
Corporate Bonds and Notes		87%
Financials	15%
Energy	15%
Communication Services	13%
All other Corporate Bonds and Notes	44%
Leveraged Loans		13%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Newfleet Short Duration High Income Fund
Class C / ASHCX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Class C / ASHCX	$117	1.11%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2024, the Fund’s Class C shares at NAV returned 11.11%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 10.13%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive issue selection in health care, technology, and midstream energy contributed to the Fund’s outperformance relative to the ICE BofA 1-3Y BB US Cash Pay High Yield Index. Issue selection in media other, issue selection in electric, and an allocation to financial/lease detracted from performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by DirecTV, FLY Leasing, LSB Industries, Consensus Cloud Solutions, and Medline Borrower. The biggest detractors from absolute performance were bonds issued by Sunnova Energy, Millenium Escrow, Kronos Acquisition, Hertz, and Holly Energy Partners. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Decline in credit spreads	Positive	The Fund maintained meaningfully greater exposure to credit risk than the benchmark during the fiscal year, so the decline in credit spreads aided in performance. Spread refers to the additional yield over the yield of a risk-free government bond.

Allocation to BBB-rated bonds	Positive	The Fund had an out-of-index allocation to BBB-rated bonds, which was a positive contributor to relative performance versus the benchmark.
Expectations for rising electricity prices	Negative	The Fund was underweight names that benefitted from rising demand for electricity such as independent power producers and renewable energy producers.
Reduced exposure to financials	Negative	The Fund’s allocation to the financials industry was underweight relative to the benchmark. Financials outperformed during the year as interest rates declined and recession fears abated.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Newfleet Short Duration High Income Fund (Class C/ASHCX) at NAV(1) and with CDSC(2)	11.11%	4.67%	4.12%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	10.13%	4.30%	4.37%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$590,587
Total number of portfolio holdings	146
Total advisory fee paid (‘000s)	$1,969
Portfolio turnover rate as of the end of the reporting period	59%
Asset Allocation(1)
Corporate Bonds and Notes		87%
Financials	15%
Energy	15%
Communication Services	13%
All other Corporate Bonds and Notes	44%
Leveraged Loans		13%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Newfleet Short Duration High Income Fund
Institutional Class / ASHIX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Institutional Class / ASHIX	$64	0.60%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares at NAV returned 11.72%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 10.13%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive issue selection in health care, technology, and midstream energy contributed to the Fund’s outperformance relative to the ICE BofA 1-3Y BB US Cash Pay High Yield Index. Issue selection in media other, issue selection in electric, and an allocation to financial/lease detracted from performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by DirecTV, FLY Leasing, LSB Industries, Consensus Cloud Solutions, and Medline Borrower. The biggest detractors from absolute performance were bonds issued by Sunnova Energy, Millenium Escrow, Kronos Acquisition, Hertz, and Holly Energy Partners. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Decline in credit spreads	Positive	The Fund maintained meaningfully greater exposure to credit risk than the benchmark during the fiscal year, so the decline in credit spreads aided in performance. Spread refers to the additional yield over the yield of a risk-free government bond.

Allocation to BBB-rated bonds	Positive	The Fund had an out-of-index allocation to BBB-rated bonds, which was a positive contributor to relative performance versus the benchmark.
Expectations for rising electricity prices	Negative	The Fund was underweight names that benefitted from rising demand for electricity such as independent power producers and renewable energy producers.
Reduced exposure to financials	Negative	The Fund’s allocation to the financials industry was underweight relative to the benchmark. Financials outperformed during the year as interest rates declined and recession fears abated.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus Newfleet Short Duration High Income Fund (Institutional Class/ASHIX) at NAV(1)	11.72%	5.21%	4.66%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	10.13%	4.30%	4.37%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$590,587
Total number of portfolio holdings	146
Total advisory fee paid (‘000s)	$1,969
Portfolio turnover rate as of the end of the reporting period	59%
Asset Allocation(1)
Corporate Bonds and Notes		87%
Financials	15%
Energy	15%
Communication Services	13%
All other Corporate Bonds and Notes	44%
Leveraged Loans		13%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Material Fund Changes
Effective May 10, 2024, Class P shares converted to Institutional Class shares.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus Newfleet Short Duration High Income Fund
Class R6 / ASHSX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Class R6 / ASHSX	$58	0.55%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2024, the Fund’s Class R6 shares at NAV returned 11.68%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 11.57% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 10.13%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Positive issue selection in health care, technology, and midstream energy contributed to the Fund’s outperformance relative to the ICE BofA 1-3Y BB US Cash Pay High Yield Index. Issue selection in media other, issue selection in electric, and an allocation to financial/lease detracted from performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by DirecTV, FLY Leasing, LSB Industries, Consensus Cloud Solutions, and Medline Borrower. The biggest detractors from absolute performance were bonds issued by Sunnova Energy, Millenium Escrow, Kronos Acquisition, Hertz, and Holly Energy Partners. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Decline in credit spreads	Positive	The Fund maintained meaningfully greater exposure to credit risk than the benchmark during the fiscal year, so the decline in credit spreads aided in performance. Spread refers to the additional yield over the yield of a risk-free government bond.

Allocation to BBB-rated bonds	Positive	The Fund had an out-of-index allocation to BBB-rated bonds, which was a positive contributor to relative performance versus the benchmark.
Expectations for rising electricity prices	Negative	The Fund was underweight names that benefitted from rising demand for electricity such as independent power producers and renewable energy producers.
Reduced exposure to financials	Negative	The Fund’s allocation to the financials industry was underweight relative to the benchmark. Financials outperformed during the year as interest rates declined and recession fears abated.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class R6 shares from inception (February 1, 2017). It assumes a $2,500,000 initial investment from inception, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	Since Inception
Virtus Newfleet Short Duration High Income Fund (Class R6/ASHSX) at NAV(1)	11.68%	5.25%	4.67%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.74%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	10.13%	4.30%	4.31%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$590,587
Total number of portfolio holdings	146
Total advisory fee paid (‘000s)	$1,969
Portfolio turnover rate as of the end of the reporting period	59%
Asset Allocation(1)
Corporate Bonds and Notes		87%
Financials	15%
Energy	15%
Communication Services	13%
All other Corporate Bonds and Notes	44%
Leveraged Loans		13%
Total		100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus NFJ Emerging Markets Value Fund
Class A / AZMAX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus NFJ Emerging Markets Value Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Emerging Markets Value Fund Class A / AZMAX	$125	1.18%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2024, the Fund’s Class A shares at NAV returned 11.52%. For the same period, the MSCI Emerging Markets Index (net), a broad-based securities market index, returned 26.05%.
  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative stock selection within the consumer discretionary and technology sectors detracted from the Fund’s performance relative to the MSCI Emerging Markets Index (net) during the fiscal year. The declines were only somewhat offset by positive stock selection in the real estate sector. From a country perspective, security selection across China and India detracted from performance, while selection in Brazil and Qatar contributed. From an allocation perspective, overweight positions in consumer discretionary and the Netherlands contributed, while an overweight in technology and underweight in Taiwan detracted over the period. The biggest individual contributors to performance for the 12-month period were Taiwan Semiconductor Manufacturing, ASML, Alibaba, Tencent, and JD.com. The biggest detractors from performance during the period were Li Ning, Samsung Electronics, NICE, Kanzhun, and Wuxi Biologics. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Li Ning	Negative	The China-based sports apparel brand was negatively impacted by challenging macroeconomic conditions, higher inventories due to over-forecast demand, and price discounting in its product line that narrowed profit margins. The Fund exited the position in the third quarter of 2024.

Samsung Electronics	Negative	The South Korean appliance, consumer electronics, and electronic components manufacturer largely performed well over the period, benefitting in part from the artificial intelligence (AI) boom fueling demand for the company’s advanced chips. However, signs of a potential U.S. slowdown sent South Korean equities into a steep downturn in early August of 2024, and Samsung Electronics was not immune to this trend.

Taiwan Semiconductor Manufacturing	Positive	Shares of the world’s largest contract semiconductor chip manufacturer set a new record high in the third quarter of 2024 due to surging demand for AI chips.
ASML	Positive	The Netherlands-based semiconductor equipment company largely beat earnings estimates over the reporting period, and benefitted from long-term growth drivers including the transition to renewable energy, electrification, and the proliferation of AI.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus NFJ Emerging Markets Value Fund (Class A /AZMAX) at NAV(1)	11.52%	3.20%	3.06%
Virtus NFJ Emerging Markets Value Fund (Class A /AZMAX) at POP(2),(3)	5.39%	2.04%	2.47%
MSCI Emerging Markets Index (net)	26.05%	5.75%	4.02%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$20,092
Total number of portfolio holdings	92
Total advisory fee paid (‘000s)	$93
Portfolio turnover rate as of the end of the reporting period	119%
Asset Allocation(1)
Information Technology	26%
Consumer Discretionary	25%
Financials	15%
Communication Services	8%
Industrials	7%
Energy	6%
Materials	4%
Other	9%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus NFJ Emerging Markets Value Fund
Class C / AZMCX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus NFJ Emerging Markets Value Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Emerging Markets Value Fund Class C / AZMCX	$203	1.93%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2024, the Fund’s Class C shares at NAV returned 10.66%. For the same period, the MSCI Emerging Markets Index (net), a broad-based securities market index, returned 26.05%.
  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative stock selection within the consumer discretionary and technology sectors detracted from the Fund’s performance relative to the MSCI Emerging Markets Index (net) during the fiscal year. The declines were only somewhat offset by positive stock selection in the real estate sector. From a country perspective, security selection across China and India detracted from performance, while selection in Brazil and Qatar contributed. From an allocation perspective, overweight positions in consumer discretionary and the Netherlands contributed, while an overweight in technology and underweight in Taiwan detracted over the period. The biggest individual contributors to performance for the 12-month period were Taiwan Semiconductor Manufacturing, ASML, Alibaba, Tencent, and JD.com. The biggest detractors from performance during the period were Li Ning, Samsung Electronics, NICE, Kanzhun, and Wuxi Biologics. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Li Ning	Negative	The China-based sports apparel brand was negatively impacted by challenging macroeconomic conditions, higher inventories due to over-forecast demand, and price discounting in its product line that narrowed profit margins. The Fund exited the position in the third quarter of 2024.

Samsung Electronics	Negative	The South Korean appliance, consumer electronics, and electronic components manufacturer largely performed well over the period, benefitting in part from the artificial intelligence (AI) boom fueling demand for the company’s advanced chips. However, signs of a potential U.S. slowdown sent South Korean equities into a steep downturn in early August of 2024, and Samsung Electronics was not immune to this trend.

Taiwan Semiconductor Manufacturing	Positive	Shares of the world’s largest contract semiconductor chip manufacturer set a new record high in the third quarter of 2024 due to surging demand for AI chips.
ASML	Positive	The Netherlands-based semiconductor equipment company largely beat earnings estimates over the reporting period, and benefitted from long-term growth drivers including the transition to renewable energy, electrification, and the proliferation of AI.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus NFJ Emerging Markets Value Fund (Class C/AZMCX) at NAV(1) and with CDSC(2)	10.66%	2.45%	2.29%
MSCI Emerging Markets Index (net)	26.05%	5.75%	4.02%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$20,092
Total number of portfolio holdings	92
Total advisory fee paid (‘000s)	$93
Portfolio turnover rate as of the end of the reporting period	119%
Asset Allocation(1)
Information Technology	26%
Consumer Discretionary	25%
Financials	15%
Communication Services	8%
Industrials	7%
Energy	6%
Materials	4%
Other	9%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus NFJ Emerging Markets Value Fund
Institutional Class / AZMIX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus NFJ Emerging Markets Value Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Emerging Markets Value Fund Institutional Class / AZMIX	$98	0.93%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares at NAV returned 11.81%. For the same period, the MSCI Emerging Markets Index (net), a broad-based securities market index, returned 26.05%.
  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative stock selection within the consumer discretionary and technology sectors detracted from the Fund’s performance relative to the MSCI Emerging Markets Index (net) during the fiscal year. The declines were only somewhat offset by positive stock selection in the real estate sector. From a country perspective, security selection across China and India detracted from performance, while selection in Brazil and Qatar contributed. From an allocation perspective, overweight positions in consumer discretionary and the Netherlands contributed, while an overweight in technology and underweight in Taiwan detracted over the period. The biggest individual contributors to performance for the 12-month period were Taiwan Semiconductor Manufacturing, ASML, Alibaba, Tencent, and JD.com. The biggest detractors from performance during the period were Li Ning, Samsung Electronics, NICE, Kanzhun, and Wuxi Biologics. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Li Ning	Negative	The China-based sports apparel brand was negatively impacted by challenging macroeconomic conditions, higher inventories due to over-forecast demand, and price discounting in its product line that narrowed profit margins. The Fund exited the position in the third quarter of 2024.

Samsung Electronics	Negative	The South Korean appliance, consumer electronics, and electronic components manufacturer largely performed well over the period, benefitting in part from the artificial intelligence (AI) boom fueling demand for the company’s advanced chips. However, signs of a potential U.S. slowdown sent South Korean equities into a steep downturn in early August of 2024, and Samsung Electronics was not immune to this trend.

Taiwan Semiconductor Manufacturing	Positive	Shares of the world’s largest contract semiconductor chip manufacturer set a new record high in the third quarter of 2024 due to surging demand for AI chips.
ASML	Positive	The Netherlands-based semiconductor equipment company largely beat earnings estimates over the reporting period, and benefitted from long-term growth drivers including the transition to renewable energy, electrification, and the proliferation of AI.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	10 Years
Virtus NFJ Emerging Markets Value Fund (Institutional Class/AZMIX) at NAV(1)	11.81%	3.46%	3.32%
MSCI Emerging Markets Index (net)	26.05%	5.75%	4.02%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$20,092
Total number of portfolio holdings	92
Total advisory fee paid (‘000s)	$93
Portfolio turnover rate as of the end of the reporting period	119%
Asset Allocation(1)
Information Technology	26%
Consumer Discretionary	25%
Financials	15%
Communication Services	8%
Industrials	7%
Energy	6%
Materials	4%
Other	9%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Material Fund Changes
Effective May 10, 2024, Class P shares converted to Institutional Class shares.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus NFJ Global Sustainability Fund
Class A / ASUAX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus NFJ Global Sustainability Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Global Sustainability Fund Class A / ASUAX	$102	0.94%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2024, the Fund’s Class A shares at NAV returned 16.53%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 31.76% and the Dow Jones Sustainability World Index (net), which serves as the style-specific index, returned 29.54%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The Dow Jones Sustainability World Index (net) tracks the performance of the top 10% of the 2,500 largest companies in the S&P Global Broad Market Index that are the world's sustainability leaders based on economic, environmental and social criteria. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative stock selection within the health care and technology sectors detracted from the Fund’s performance relative to the MSCI All Country World Index (net) for the fiscal year. The declines were only somewhat offset by positive stock selection in the financials and consumer staples sectors. By region, security selection across North America and Europe ex-U.K. detracted from performance, while selection in Japan and the U.K. contributed. From an allocation perspective, underweight positions in energy and Asia/Pacific ex-Japan contributed, while overweight exposures across the health care sector and in Japan detracted over the period. The biggest individual contributors to performance for the 12-month period were MonotaRO, NextEra Energy, Autodesk, SEGRO, and ASML. The biggest detractors from performance during the period were Wuxi Biologics, Paycom Software, Humana, NICE, and ENN Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Wuxi Biologics	Negative	Shares of the biologics development company tumbled following news that a U.S. bill—the BIOSECURE Act—which seeks to limit the U.S.’s ability to contract with some Chinese biotech firms had moved forward in the Senate. The Fund exited the position in the first quarter of 2024.

Paycom Software	Negative	The cloud-based human capital management solutions provider delivered disappointing quarterly results toward the end of 2023, as one of its new products showed signs of cannibalizing other digital services. The Fund exited the position in the fourth quarter of 2023.

MonotaRO	Positive	The Japan-based online business-to-business (B2B) products and services provider reported year-over-year sales growth for the first eight months of 2024. Additionally, the company completed a share buyback program in the third quarter of 2024.

NextEra Energy	Positive	The electric utility and worldwide leader in renewable energy benefitted from optimistic sentiment for utilities amid improved prospects for interest rate cuts and expectations of increased power demand from artificial intelligence usage.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class A shares from inception (December 9, 2014) including any applicable sales charges or fees. It assumes a $10,000 initial investment from inception, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	Since Inception
Virtus NFJ Global Sustainability Fund (Class A /ASUAX) at NAV(1)	16.53%	9.20%	8.32%
Virtus NFJ Global Sustainability Fund (Class A /ASUAX) at POP(2),(3)	10.12%	7.98%	7.69%
MSCI All Country World Index (net)	31.76%	12.19%	9.45%
Dow Jones Sustainability World Index (net)	29.54%	12.63%	9.61%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$10,291
Total number of portfolio holdings	58
Total advisory fee paid (‘000s)	$130
Portfolio turnover rate as of the end of the reporting period	52%
Asset Allocation(1)
Software	14%
Banks	7%
Electric Utilities	7%
Specialized REITs	5%
Broadline Retail	5%
Healthcare Equipment & Supplies	4%
Semiconductors & Semiconductor Equipment	4%
Trading Companies & Distributors	4%
Healthcare Providers & Services	3%
Financial Services	3%
Other (includes short-term investment)	44%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

Virtus NFJ Global Sustainability Fund
Institutional Class / ASTNX
Annual SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Virtus NFJ Global Sustainability Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Global Sustainability Fund Institutional Class / ASTNX	$75	0.69%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares at NAV returned 16.86%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 31.76% and the Dow Jones Sustainability World Index (net), which serves as the style-specific index, returned 29.54%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The Dow Jones Sustainability World Index (net) tracks the performance of the top 10% of the 2,500 largest companies in the S&P Global Broad Market Index that are the world's sustainability leaders based on economic, environmental and social criteria. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative stock selection within the health care and technology sectors detracted from the Fund’s performance relative to the MSCI All Country World Index (net) for the fiscal year. The declines were only somewhat offset by positive stock selection in the financials and consumer staples sectors. By region, security selection across North America and Europe ex-U.K. detracted from performance, while selection in Japan and the U.K. contributed. From an allocation perspective, underweight positions in energy and Asia/Pacific ex-Japan contributed, while overweight exposures across the health care sector and in Japan detracted over the period. The biggest individual contributors to performance for the 12-month period were MonotaRO, NextEra Energy, Autodesk, SEGRO, and ASML. The biggest detractors from performance during the period were Wuxi Biologics, Paycom Software, Humana, NICE, and ENN Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Wuxi Biologics	Negative	Shares of the biologics development company tumbled following news that a U.S. bill—the BIOSECURE Act—which seeks to limit the U.S.’s ability to contract with some Chinese biotech firms had moved forward in the Senate. The Fund exited the position in the first quarter of 2024.

Paycom Software	Negative	The cloud-based human capital management solutions provider delivered disappointing quarterly results toward the end of 2023, as one of its new products showed signs of cannibalizing other digital services. The Fund exited the position in the fourth quarter of 2023.

MonotaRO	Positive	The Japan-based online business-to-business (B2B) products and services provider reported year-over-year sales growth for the first eight months of 2024. Additionally, the company completed a share buyback program in the third quarter of 2024.

NextEra Energy	Positive	The electric utility and worldwide leader in renewable energy benefitted from optimistic sentiment for utilities amid improved prospects for interest rate cuts and expectations of increased power demand from artificial intelligence usage.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Institutional Class shares from inception (December 9, 2014). It assumes a $1,000,000 initial investment from inception, in an appropriate broad-based securities market index and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/24	1 Year	5 Years	Since Inception
Virtus NFJ Global Sustainability Fund (Institutional Class/ASTNX) at NAV(1)	16.86%	9.47%	8.58%
MSCI All Country World Index (net)	31.76%	12.19%	9.45%
Dow Jones Sustainability World Index (net)	29.54%	12.63%	9.61%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2024)
Fund net assets (‘000s)	$10,291
Total number of portfolio holdings	58
Total advisory fee paid (‘000s)	$130
Portfolio turnover rate as of the end of the reporting period	52%
Asset Allocation(1)
Software	14%
Banks	7%
Electric Utilities	7%
Specialized REITs	5%
Broadline Retail	5%
Healthcare Equipment & Supplies	4%
Semiconductors & Semiconductor Equipment	4%
Trading Companies & Distributors	4%
Healthcare Providers & Services	3%
Financial Services	3%
Other (includes short-term investment)	44%
Total	100%
(1)	Percentage of total investments as of September 30, 2024.
Material Fund Changes
Effective May 10, 2024, Class P shares converted to Institutional Class shares.
Where can I find more information?
For more information about the Fund including its Prospectus, Financial Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended September 30, 2023 and September 30, 2024 are $213,334 and $172,481, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended September 30, 2023 and September 30, 2024 are $9,793 and $19,405, respectively. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended September 30, 2023 and September 30, 2024 are $50,119 and $49,518, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended September 30, 2023 and September 30, 2024 are $24,621 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Strategy Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended September 30, 2023 and September 30, 2024 are $84,533 and $68,923, respectively.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Disclosure not required for open-end management investment companies.

Item 6. Investments.

(a) Please refer to Item 7(a).

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIALS (FORM N-CSR Item 7-11)
VIRTUS STRATEGY TRUST

September 30, 2024
Virtus Convertible Fund
Virtus Duff & Phelps Water Fund
Virtus Global Allocation Fund
Virtus International Small-Cap Fund
Virtus Newfleet Short Duration High Income Fund
Virtus NFJ Emerging Markets Value Fund
Virtus NFJ Global Sustainability Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited)
September 30, 2024
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Designated Activity Company (“DAC”)
A flexible legal structure chosen for specialized financial activities in Ireland. A DAC is incorporated as a private company with limited liability.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal National Mortgage Association (“Fannie Mae”)
A government-sponsored, publicly traded enterprise that makes mortgages available to low- and moderate-income borrowers. It does not provide loans, but backs or guarantees them in the secondary mortgage market.
Federal Reserve (“Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Financial Times Stock Exchange (“FTSE”)
FTSE Russell provides a comprehensive range of reliable and accurate indexes, giving investors the tools they require to measure and analyze global markets across asset classes, styles or strategies.
Global Depositary Receipt (“GDR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by an international bank or a trust. Foreign companies use GDRs in order to make it easier for foreign investors to buy their shares.
Government National Mortgage Association (“Ginnie Mae”)
A U.S. government corporation that guarantees the timely payment of principal and interest on mortgage-backed securities (MBSs) issued by approved Ginnie Mae lenders, with the goal of expanding the pool of homeowners by mostly aiding lending to homeowners who are traditionally underserved in the mortgage marketplace such as first-time home buyers and low-income borrowers.
Leveraged Loans
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
Markit CDX® Emerging Markets Index (“CDX.EM”)
CDX.EM is composed of Sovereign issuers from Latin America, Eastern Europe, the Middle East, Africa and Asia as published by Markit from time to time.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of underlying home loans bought from banks which issue them.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Public Joint Stock Company (“PJSC”)
A public joint stock company is a method to allow thousands or millions of people to jointly own a business. The most important feature is limited liability. The most important function of a public joint stock company is that the investor can only lose their initial investment.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2024
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Secured Overnight Financing Rate (“SOFR”)
SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange.
Tokyo Stock Price Index (“TOPIX”)
Tokyo Stock Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Convertible Fund
SCHEDULE OF INVESTMENTS
September 30, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—87.9%
Aerospace & Defense—0.5%
Rocket Lab USA, Inc. 144A 4.250%, 2/1/29(1)	$ 915	$ 1,918
Spirit AeroSystems, Inc. 144A 3.250%, 11/1/28(1)	3,310	4,343
		6,261

Auto Manufacturers—1.3%
Rivian Automotive, Inc.
4.625%, 3/15/29	8,970	8,078
144A 3.625%, 10/15/30(1)	11,830	9,339
		17,417

Biotechnology—4.5%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	16,620	19,429
Halozyme Therapeutics, Inc.
0.250%, 3/1/27	2,095	2,097
1.000%, 8/15/28	7,635	9,066
Insmed, Inc. 0.750%, 6/1/28	6,685	15,335
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	11,760	13,330
		59,257

Commercial Services—5.6%
Affirm Holdings, Inc. 0.000%, 11/15/26(2)	29,255	25,891
Global Payments, Inc. 144A 1.500%, 3/1/31(1)	6,880	6,570
Repay Holdings Corp. 144A 2.875%, 7/15/29(1)	9,970	9,681
Shift4 Payments, Inc.
0.000%, 12/15/25	2,945	3,580
0.500%, 8/1/27	20,255	20,822
Stride, Inc. 1.125%, 9/1/27	4,390	7,388
		73,932

Computers—7.0%
CyberArk Software Ltd. 0.000%, 11/15/24	4,000	7,400
Lumentum Holdings, Inc. 1.500%, 12/15/29	12,370	14,357
Parsons Corp. 144A 2.625%, 3/1/29(1)	16,675	20,935
Seagate HDD Cayman 3.500%, 6/1/28	9,625	13,817
Varonis Systems, Inc.
1.250%, 8/15/25	2,045	3,776
144A 1.000%, 9/15/29(1)	12,340	13,235
Western Digital Corp. 144A 3.000%, 11/15/28(1)	8,925	13,227
	Par Value	Value

Computers—continued
Zscaler, Inc. 0.125%, 7/1/25	$ 4,000	$ 4,880
		91,627

Electric Utilities—6.5%
NextEra Energy Capital Holdings, Inc. 144A 3.000%, 3/1/27(1)	16,745	21,878
NRG Energy, Inc. 2.750%, 6/1/48	3,590	7,957
PG&E Corp. 144A 4.250%, 12/1/27(1)	27,170	29,425
Southern Co. (The) 3.875%, 12/15/25	23,580	26,221
		85,481

Electronics—1.3%
OSI Systems, Inc. 144A 2.250%, 8/1/29(1)	16,175	16,812
Energy-Alternate Sources—1.0%
Sunnova Energy International, Inc. 2.625%, 2/15/28	15,495	10,022
Sunrun, Inc. 144A 4.000%, 3/1/30(1)	2,105	2,824
		12,846

Engineering & Construction—2.5%
Fluor Corp. 1.125%, 8/15/29	12,615	15,403
Granite Construction, Inc. 144A 3.250%, 6/15/30(1)	13,770	16,820
		32,223

Entertainment—3.2%
Cinemark Holdings, Inc. 4.500%, 8/15/25	3,405	6,742
IMAX Corp. 0.500%, 4/1/26	9,325	9,339
Live Nation Entertainment, Inc.
2.000%, 2/15/25	14,620	15,813
3.125%, 1/15/29	8,550	10,514
		42,408

Environmental Services—1.2%
Tetra Tech, Inc. 2.250%, 8/15/28	12,145	15,892
Financial Services—3.1%
Coinbase Global, Inc. 0.500%, 6/1/26	21,875	21,405
Encore Capital Group, Inc. 4.000%, 3/15/29	10,840	10,921
	Par Value	Value

Financial Services—continued
Upstart Holdings, Inc. 144A 2.000%, 10/1/29(1)	$ 7,385	$ 8,072
		40,398

Health Care REITs—2.2%
Welltower OP LLC 144A 2.750%, 5/15/28(1)	21,130	29,119
Healthcare-Products—5.9%
Exact Sciences Corp.
0.375%, 3/1/28	12,430	11,616
144A 1.750%, 4/15/31(1)	2,950	2,983
Haemonetics Corp. 144A 2.500%, 6/1/29(1)	6,130	6,151
Insulet Corp. 0.375%, 9/1/26	7,730	9,226
iRhythm Technologies, Inc. 144A 1.500%, 9/1/29(1)	7,260	6,574
Lantheus Holdings, Inc. 2.625%, 12/15/27	8,760	13,596
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	4,300	5,596
Natera, Inc. 2.250%, 5/1/27	1,530	5,064
Tandem Diabetes Care, Inc. 144A 1.500%, 3/15/29(1)	5,765	8,348
TransMedics Group, Inc. 1.500%, 6/1/28	4,695	8,656
		77,810

Home Builders—0.5%
Meritage Homes Corp. 144A 1.750%, 5/15/28(1)	5,855	6,666
Internet—14.2%
Alibaba Group Holding Ltd. 144A 0.500%, 6/1/31(1)	10,520	12,934
Booking Holdings, Inc. 0.750%, 5/1/25	4,250	9,508
Magnite, Inc. 0.250%, 3/15/26	14,185	13,068
Palo Alto Networks, Inc. 0.375%, 6/1/25	4,935	16,957
Q2 Holdings, Inc. 0.750%, 6/1/26	10,800	11,743
Sea Ltd. 2.375%, 12/1/25	13,915	16,670
Snap, Inc. 0.750%, 8/1/26	10,370	9,986
Trip.com Group Ltd. 144A 0.750%, 6/15/29(1)	12,945	14,804
Uber Technologies, Inc. 0.000%, 12/15/25	27,690	30,528
Wayfair, Inc.
1.000%, 8/15/26	14,710	13,711
3.250%, 9/15/27	6,040	7,266
See Notes to Financial Statements

Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Par Value	Value

Internet—continued
Zillow Group, Inc.
2.750%, 5/15/25	$ 20,010	$ 22,283
1.375%, 9/1/26	5,055	7,436
		186,894

Investment Companies—1.1%
Bitdeer Technologies Group 8.500%, 8/15/29	3,360	3,904
Core Scientific, Inc. 144A 3.000%, 9/1/29(1)	3,130	4,304
MARA Holdings, Inc. 1.000%, 12/1/26	6,975	6,176
		14,384

Iron & Steel—0.4%
United States Steel Corp. 5.000%, 11/1/26	1,840	4,904
Leisure Time—2.9%
Carnival Corp. 5.750%, 12/1/27	4,445	7,148
NCL Corp., Ltd.
5.375%, 8/1/25	2,680	3,320
1.125%, 2/15/27	14,815	14,331
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	3,530	12,618
		37,417

Machinery-Construction & Mining—0.5%
Bloom Energy Corp. 144A 3.000%, 6/1/29(1)	6,985	5,940
Media—2.1%
DISH Network Corp. 0.000%, 12/15/25(2)	7,710	6,669
Liberty Broadband Corp. 144A 3.125%, 6/30/54(1)	8,805	9,466
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	10,095	11,100
		27,235

Mining—0.4%
MP Materials Corp. 144A 3.000%, 3/1/30(1)	5,280	5,788
Miscellaneous Manufacturing—1.2%
Axon Enterprise, Inc. 0.500%, 12/15/27	8,780	15,747
Passenger Airlines—1.5%
American Airlines Group, Inc. 6.500%, 7/1/25	12,630	12,952
	Par Value	Value

Passenger Airlines—continued
JetBlue Airways Corp. 144A 2.500%, 9/1/29(1)	$ 5,210	$ 6,549
		19,501

Private Equity—1.0%
HAT Holdings I LLC 144A 3.750%, 8/15/28(1)	9,485	13,056
Retail—2.0%
Burlington Stores, Inc. 1.250%, 12/15/27	11,835	16,669
Freshpet, Inc. 3.000%, 4/1/28	4,790	9,973
		26,642

Retail REIT—1.2%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	15,350	16,197
Semiconductors—4.3%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	6,005	8,485
Microchip Technology, Inc. 144A 0.750%, 6/1/30(1)	8,210	8,140
MKS Instruments, Inc. 144A 1.250%, 6/1/30(1)	11,320	11,281
ON Semiconductor Corp. 0.500%, 3/1/29	14,105	14,260
Semtech Corp. 1.625%, 11/1/27	10,195	14,416
		56,582

Software—8.8%
Akamai Technologies, Inc. 0.125%, 5/1/25	11,305	12,560
Datadog, Inc. 0.125%, 6/15/25	5,125	6,637
Evolent Health, Inc. 144A 3.500%, 12/1/29(1)	6,085	6,544
Guidewire Software, Inc. 1.250%, 3/15/25	8,135	13,044
MicroStrategy, Inc.
0.000%, 2/15/27(2)	3,725	5,073
144A 0.875%, 3/15/31(1)	20,280	21,000
MongoDB, Inc. 0.250%, 1/15/26	4,470	6,164
Nutanix, Inc. 0.250%, 10/1/27	5,525	6,589
Progress Software Corp. 144A 3.500%, 3/1/30(1)	1,830	2,199
Snowflake, Inc.
144A 0.000%, 10/1/27(1)	3,855	3,998
144A 0.000%, 10/1/29(1)	9,275	9,530
Tyler Technologies, Inc. 0.250%, 3/15/26	9,875	12,107
	Par Value	Value

Software—continued
Vertex, Inc. 144A 0.750%, 5/1/29(1)	$ 8,450	$ 10,562
		116,007

Total Convertible Bonds and Notes (Identified Cost $1,022,638)		1,154,443

	Shares
Convertible Preferred Stocks—7.6%
Banks—3.2%
Wells Fargo & Co. Series L, 7.500%	32,790	42,043
Chemicals—0.5%
Albemarle Corp., 7.250%	150,940	6,792
Electric Utilities—0.8%
NextEra Energy, Inc., 6.926%	236,635	10,970
Financial Services—1.2%
Apollo Global Management, Inc., 6.750%	233,545	15,879
Healthcare Providers & Services—0.4%
BrightSpring Health Services, Inc., 6.750%	91,535	5,102
Machinery—0.3%
Chart Industries, Inc. Series B, 6.750%	77,740	3,907
Technology Hardware, Storage & Peripherals—1.2%
Hewlett Packard Enterprise Co., 7.625%	258,610	15,649
Total Convertible Preferred Stocks (Identified Cost $93,213)		100,342

Equity-Linked Notes—2.9%
Banks—1.0%
Barclays Bank plc 1.000%, 2/16/29	12,715,000	13,192
Financial Services—1.9%
Citigroup Global Markets Holdings, Inc. 1.000%, 3/15/27(3)	5,120,000	6,333
Goldman Sachs Finance Corp.
1.000%, 5/13/27(3)	5,450,000	6,455
See Notes to Financial Statements

Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Shares	Value

	Financial Services—continued
1.250%, 6/28/27(3)	11,220,000	$ 12,021
		24,809

	Total Equity-Linked Notes (Identified Cost $36,674)	38,001

	Total Long-Term Investments—98.4% (Identified Cost $1,152,525)	1,292,786

	TOTAL INVESTMENTS—98.4% (Identified Cost $1,152,525)	$1,292,786
	Other assets and liabilities, net—1.6%	20,897
	NET ASSETS—100.0%	$1,313,683
Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, these securities amounted to a value of $402,808 or 30.7% of net assets.
(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
Country Weightings (Unaudited)†
United States	90%
Cayman Islands	5
Bermuda	1
United Kingdom	1
Liberia	1
Canada	1
Israel	1
Total	100%
† % of total investments as of September 30, 2024.
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$1,154,443	$—	$1,154,443	$—
Equity Securities:
Convertible Preferred Stocks	100,342	100,342	—	—
Equity-Linked Notes	38,001	—	13,192	24,809
Total Investments	$1,292,786	$100,342	$1,167,635	$24,809
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Equity-Linked Notes
Investments in Securities
Balance as of September 30, 2023:	$ 7,151	$ 7,151
Accrued discount/(premium)	10	10
Net realized gain (loss)	475	475
Net change in unrealized appreciation (depreciation)(a)	1,973	1,973
Purchases	43,877	43,877
Sales(b)	(28,677)	(28,677)
Balance as of September 30, 2024	$ 24,809	$ 24,809
(a) The net change in unrealized appreciation (depreciation) on investments still held at September 30, 2024, was $849.
(b) Includes paydowns on securities.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Duff & Phelps Water Fund
SCHEDULE OF INVESTMENTS
September 30, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—99.4%
Brazil—3.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,578,147	$ 26,102
Canada—4.9%
GFL Environmental, Inc.	310,918	12,399
Stantec, Inc.	253,578	20,392
		32,791

China—1.1%
China Water Affairs Group Ltd.	10,300,000	6,929
France—3.8%
Veolia Environnement S.A.	756,687	24,865
Japan—1.1%
Kurita Water Industries Ltd.	171,000	7,336
Netherlands—3.4%
Aalberts N.V.	134,478	5,455
Arcadis N.V.	243,967	16,892
		22,347

Switzerland—3.4%
Geberit AG Registered Shares	17,604	11,469
Georg Fischer AG Registered Shares	144,791	10,923
		22,392

United Kingdom—16.0%
Halma plc	379,027	13,216
Pentair plc	309,212	30,238
Severn Trent plc	1,098,065	38,786
United Utilities Group plc	1,739,107	24,309
		106,549

	Shares	Value

United States—61.8%
Advanced Drainage Systems, Inc.	152,954	$ 24,038
AECOM	99,128	10,237
American States Water Co.	42,618	3,550
American Water Works Co., Inc.	250,786	36,675
Badger Meter, Inc.	62,253	13,597
California Water Service Group	63,554	3,446
Core & Main, Inc. Class A(1)	512,655	22,762
Danaher Corp.	52,782	14,674
Ecolab, Inc.	124,897	31,890
Essential Utilities, Inc.	982,887	37,910
Ferguson Enterprises, Inc.	40,429	8,028
Franklin Electric Co., Inc.	71,213	7,465
IDEX Corp.	45,324	9,722
Middlesex Water Co.	35,653	2,326
Mueller Water Products, Inc. Class A	390,199	8,467
SJW Group	27,408	1,593
Tetra Tech, Inc.	630,960	29,756
Thermo Fisher Scientific, Inc.	26,097	16,143
Valmont Industries, Inc.	25,069	7,269
Veralto Corp.	265,019	29,645
Waste Management, Inc.	54,250	11,262
Watts Water Technologies, Inc. Class A	36,262	7,513
Xylem, Inc.	449,598	60,709
Zurn Elkay Water Solutions Corp.	333,283	11,978
		410,655

Total Common Stocks (Identified Cost $395,063)		659,966

Total Long-Term Investments—99.4% (Identified Cost $395,063)		659,966

	Shares	Value

Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.833%)(2)	2,872,786	$ 2,873
Total Short-Term Investment (Identified Cost $2,873)		2,873

TOTAL INVESTMENTS—99.8% (Identified Cost $397,936)		$662,839
Other assets and liabilities, net—0.2%		1,322
NET ASSETS—100.0%		$664,161

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	63%
United Kingdom	16
Canada	5
Brazil	4
France	4
Switzerland	3
Netherlands	3
Other	2
Total	100%
† % of total investments as of September 30, 2024.
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$659,966	$659,966
Money Market Mutual Fund	2,873	2,873
Total Investments	$662,839	$662,839
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2024.
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS
September 30, 2024
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—5.9%
Tennessee Valley Authority 1.500%, 9/15/31	$ 775	$ 665
U.S. Treasury Bonds
2.250%, 2/15/52	4,000	2,728
3.625%, 5/15/53	1,500	1,365
U.S. Treasury Notes
3.375%, 5/15/33	2,000	1,944
4.375%, 5/15/34	2,000	2,095
Total U.S. Government Securities (Identified Cost $9,495)		8,797

Mortgage-Backed Securities—9.1%
Agency—7.1%
Federal Home Loan Mortgage Multiclass Certificates 2021-P009, A2 1.878%, 1/25/31	921	809
Federal National Mortgage Association
2021-M3G, A2 1.287%, 1/25/31(1)	1,000	848
2021-M2G, A2 1.421%, 3/25/31(1)	1,000	849
2021-M2S, A2 1.867%, 10/25/31(1)	1,000	867
Government National Mortgage Association
Pool #784446 3.000%, 2/20/48	615	558
Pool #784648 3.000%, 11/20/48	1,387	1,290
Pool #BV0838 2.500%, 8/20/50	3,519	3,084
Pool #MA6985 2.000%, 11/20/50	919	756
Pool #MA7366 2.000%, 5/20/51	1,603	1,359
		10,420

Non-Agency—2.0%
BBCMS Mortgage Trust 2018-TALL, A (1 month Term SOFR + 0.919%, Cap N/A, Floor 0.872%) 144A 6.016%, 3/15/37(1)(2)	500	473
BX Commercial Mortgage Trust 2019-IMC, A (1 month Term SOFR + 1.046%, Cap N/A, Floor 1.000%) 144A 6.143%, 4/15/34(1)(2)	283	279
BX Trust 2023-LIFE, A 144A 5.045%, 2/15/28(2)	500	495
DBCG Mortgage Trust 2017-BBG, A (Prime + 0.000%) 144A 8.500%, 6/15/34(1)(2)	648	648
	Par Value	Value

Non-Agency—continued
Grace Trust 2020-GRCE, A 144A 2.347%, 12/10/40(2)	$ 1,250	$ 1,082
		2,977

Total Mortgage-Backed Securities (Identified Cost $15,527)		13,397

Asset-Backed Securities—3.9%
Agency—1.7%
United States Small Business Administration
2017-20E, 1 2.880%, 5/1/37	1,025	962
2020-25L, 1 1.210%, 12/1/45	1,150	939
2021-25B, 1 1.340%, 2/1/46	494	401
2021-25I, 1 1.560%, 9/1/46	209	172
		2,474

Automobiles—0.1%
Toyota Auto Receivables Owner Trust 2021-B, A3 0.260%, 11/17/25	60	60
Collateralized Loan Obligation—0.8%
Venture 42 CLO Ltd. 2021-42A, A1A (3 month Term SOFR + 1.392%, Cap N/A, Floor 1.130%) 144A 6.693%, 4/15/34(1)(2)	1,220	1,217
Consumer Loans—1.3%
OneMain Financial Issuance Trust
2021-1A, A1 144A 1.550%, 6/16/36(2)	500	469
2022-S1, A 144A 4.130%, 5/14/35(2)	1,500	1,492
		1,961

Total Asset-Backed Securities (Identified Cost $6,241)		5,712

Convertible Bonds and Notes—2.8%
Auto Manufacturers—0.0%
Ford Motor Co. 0.000%, 3/15/26	38	37
Rivian Automotive, Inc. 4.625%, 3/15/29	12	11
		48

	Par Value	Value

Biotechnology—0.2%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	$ 47	$ 55
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	35	33
Guardant Health, Inc. 0.000%, 11/15/27(3)	52	42
Halozyme Therapeutics, Inc. 1.000%, 8/15/28	38	45
NeoGenomics, Inc. 0.250%, 1/15/28	44	36
		211

Commercial Services—0.3%
Affirm Holdings, Inc. 0.000%, 11/15/26(3)	43	38
Alarm.com Holdings, Inc. 0.000%, 1/15/26(3)	41	38
Block, Inc.
0.125%, 3/1/25	35	34
0.000%, 5/1/26(3)	41	38
0.250%, 11/1/27	45	39
Euronet Worldwide, Inc. 0.750%, 3/15/49	36	35
Repay Holdings Corp. 144A 0.000%, 2/1/26(2)(3)	43	40
Shift4 Payments, Inc. 0.000%, 12/15/25	38	46
Stride, Inc. 1.125%, 9/1/27	35	59
		367

Computers—0.1%
CyberArk Software Ltd. 0.000%, 11/15/24	12	22
Seagate HDD Cayman 3.500%, 6/1/28	65	94
Varonis Systems, Inc. 1.250%, 8/15/25	12	22
Zscaler, Inc. 0.125%, 7/1/25	51	62
		200

Diversified REITS—0.0%
Uniti Group, Inc. 144A 7.500%, 12/1/27(2)	36	40
Electric Utilities—0.2%
CMS Energy Corp. 3.375%, 5/1/28	42	45
Evergy, Inc. 144A 4.500%, 12/15/27(2)	77	85
NextEra Energy Capital Holdings, Inc. 144A 3.000%, 3/1/27(2)	21	27
NRG Energy, Inc. 2.750%, 6/1/48	21	47
PG&E Corp. 144A 4.250%, 12/1/27(2)	31	34
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Par Value	Value

Electric Utilities—continued
PPL Capital Funding, Inc. 2.875%, 3/15/28	$ 60	$ 63
Southern Co. (The) 3.875%, 12/15/25	20	22
		323

Electronics—0.1%
Itron, Inc.
0.000%, 3/15/26	39	40
144A 1.375%, 7/15/30(2)	63	67
		107

Engineering & Construction—0.1%
Fluor Corp. 1.125%, 8/15/29	44	54
Granite Construction, Inc.
3.750%, 5/15/28	45	81
144A 3.250%, 6/15/30(2)	38	46
		181

Environmental Services—0.1%
Tetra Tech, Inc. 2.250%, 8/15/28	61	80
Financial Services—0.1%
Coinbase Global, Inc. 144A 0.250%, 4/1/30(2)	22	20
EZCORP, Inc. 144A 3.750%, 12/15/29(2)	52	63
		83

Food & Beverage—0.0%
Post Holdings, Inc. 2.500%, 8/15/27	40	48
Health Care REITs—0.2%
Ventas Realty LP 3.750%, 6/1/26	55	67
Welltower OP LLC
144A 2.750%, 5/15/28(2)	51	70
144A 3.125%, 7/15/29(2)	60	70
		207

Healthcare-Products—0.2%
Exact Sciences Corp.
0.375%, 3/1/28	50	47
144A 2.000%, 3/1/30(2)	33	38
Haemonetics Corp. 0.000%, 3/1/26(3)	41	38
Insulet Corp. 0.375%, 9/1/26	43	51
Lantheus Holdings, Inc. 2.625%, 12/15/27	14	22
NuVasive, Inc. 0.375%, 3/15/25	39	38
Omnicell, Inc. 0.250%, 9/15/25	35	33
		267

	Par Value	Value

Home Builders—0.0%
LCI Industries 1.125%, 5/15/26	$ 47	$ 48
Internet—0.2%
Booking Holdings, Inc. 0.750%, 5/1/25	19	43
Fiverr International Ltd. 0.000%, 11/1/25(3)	20	19
Lyft, Inc. 144A 0.625%, 3/1/29(2)	19	18
Okta, Inc. 0.375%, 6/15/26	46	42
Palo Alto Networks, Inc. 0.375%, 6/1/25	25	86
Spotify USA, Inc. 0.000%, 3/15/26(3)	52	52
Uber Technologies, Inc. Series 2028 144A 0.875%, 12/1/28(2)	20	25
Upwork, Inc. 0.250%, 8/15/26	40	36
Wix.com Ltd. 0.000%, 8/15/25(3)	20	19
		340

Leisure Time—0.2%
Carnival Corp. 5.750%, 12/1/27	43	69
NCL Corp., Ltd.
5.375%, 8/1/25	48	60
2.500%, 2/15/27	49	48
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	30	107
		284

Miscellaneous Manufacturing—0.0%
Axon Enterprise, Inc. 0.500%, 12/15/27	26	47
Mortgage Real Estate Investment Trusts (REITs)—0.0%
Starwood Property Trust, Inc. 6.750%, 7/15/27	32	34
Oil, Gas & Consumable Fuels—0.0%
Nabors Industries, Inc. 1.750%, 6/15/29	61	47
Pharmaceuticals—0.0%
Collegium Pharmaceutical, Inc. 2.875%, 2/15/29	39	49
Private Equity—0.1%
HAT Holdings I LLC
144A 0.000%, 5/1/25(2)(3)	36	38
144A 3.750%, 8/15/28(2)	15	21
		59

	Par Value	Value

Retail—0.1%
Burlington Stores, Inc. 1.250%, 12/15/27	$ 77	$ 108
Semiconductors—0.1%
Impinj, Inc. 1.125%, 5/15/27	30	60
MKS Instruments, Inc. 144A 1.250%, 6/1/30(2)	47	47
Veeco Instruments, Inc. 2.875%, 6/1/29	30	40
		147

Software—0.5%
Bandwidth, Inc. 0.500%, 4/1/28	58	45
Bentley Systems, Inc. 0.125%, 1/15/26	45	45
BILL Holdings, Inc. 0.000%, 4/1/27(3)	45	40
CSG Systems International, Inc. 3.875%, 9/15/28	45	45
Datadog, Inc. 0.125%, 6/15/25	56	73
Dayforce, Inc. 0.250%, 3/15/26	41	39
DigitalOcean Holdings, Inc. 0.000%, 12/1/26(3)	39	34
Dropbox, Inc.
0.000%, 3/1/26(3)	46	44
0.000%, 3/1/28(3)	49	47
Guidewire Software, Inc. 1.250%, 3/15/25	20	32
HubSpot, Inc. 0.375%, 6/1/25	32	60
MicroStrategy, Inc. 0.000%, 2/15/27	15	20
Nutanix, Inc. 0.250%, 10/1/27	22	26
Progress Software Corp. 1.000%, 4/15/26	56	69
RingCentral, Inc. 0.000%, 3/15/26(3)	42	39
Verint Systems, Inc. 0.250%, 4/15/26	73	68
		726

Telecommunications—0.0%
InterDigital, Inc. 3.500%, 6/1/27	28	52
Transportation—0.0%
Air Transport Services Group, Inc. 3.875%, 8/15/29	53	50
Total Convertible Bonds and Notes (Identified Cost $3,876)		4,153

See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Par Value	Value

Corporate Bonds and Notes—14.9%
Apparel—0.2%
Tapestry, Inc. 3.050%, 3/15/32	$ 315	$ 270
Automobile Components—0.3%
Aptiv plc 6.875%, 12/15/54	420	424
Banks—3.6%
Barclays plc 7.437%, 11/2/33	500	577
BNP Paribas S.A. 144A 1.675%, 6/30/27(2)	200	191
Citigroup, Inc. 1.281%, 11/3/25	500	498
Cooperatieve Rabobank UA 144A 1.106%, 2/24/27(2)	750	715
Goldman Sachs Group, Inc. (The) 0.855%, 2/12/26	580	571
HSBC Holdings plc 2.804%, 5/24/32	440	389
Kreditanstalt fuer Wiederaufbau 1.000%, 10/1/26	1,500	1,423
Morgan Stanley Series I 0.864%, 10/21/25	560	559
Truist Financial Corp. 1.267%, 3/2/27	400	381
		5,304

Chemicals—0.4%
Dow Chemical Co. (The) 5.150%, 2/15/34	570	586
Containers & Packaging—0.3%
Smurfit Kappa Treasury ULC 144A 5.200%, 1/15/30(2)	510	527
Diversified REITS—0.7%
Boston Properties LP 3.400%, 6/21/29	500	468
Equinix, Inc. 2.500%, 5/15/31	600	530
		998

Electric Utilities—3.5%
AES Corp. (The) 5.450%, 6/1/28	475	489
Constellation Energy Generation LLC 5.750%, 3/15/54	395	418
DTE Electric Co. Series A 4.050%, 5/15/48	120	104
Duke Energy Florida LLC
2.500%, 12/1/29	143	132
2.400%, 12/15/31	250	219
Duke Energy Progress LLC 3.450%, 3/15/29	330	321
	Par Value	Value

Electric Utilities—continued
Enel Finance International N.V. 144A 5.500%, 6/15/52(2)	$ 400	$ 398
MidAmerican Energy Co. 3.650%, 4/15/29	250	246
New York State Electric & Gas Corp.
144A 5.650%, 8/15/28(2)	190	198
144A 2.150%, 10/1/31(2)	255	214
Niagara Mohawk Power Corp. 144A 1.960%, 6/27/30(2)	240	211
Northern States Power Co. 4.500%, 6/1/52	590	542
Oglethorpe Power Corp. 144A 5.800%, 6/1/54(2)	175	184
PacifiCorp. 5.350%, 12/1/53	590	584
Southern California Edison Co. 2.750%, 2/1/32	525	467
Wisconsin Public Service Corp. 2.850%, 12/1/51	670	447
		5,174

Entertainment—0.3%
Warnermedia Holdings, Inc. 5.050%, 3/15/42	615	502
Financial Services—1.2%
AerCap Ireland Capital DAC 4.950%, 9/10/34	350	348
American Express Co. 4.050%, 5/3/29	560	561
Avolon Holdings Funding Ltd.
144A 2.528%, 11/18/27(2)	100	93
144A 5.750%, 11/15/29(2)	155	160
Capital One Financial Corp. 6.377%, 6/8/34	520	562
		1,724

Food & Beverage—0.6%
Bacardi Ltd. 144A 5.250%, 1/15/29(2)	400	410
PepsiCo, Inc.
3.900%, 7/18/32	400	394
2.875%, 10/15/49	200	143
		947

Insurance—0.3%
American National Group, Inc. 5.750%, 10/1/29	50	50
	Par Value	Value

Insurance—continued
F&G Annuities & Life, Inc. 6.500%, 6/4/29	$ 435	$ 448
		498

Multi-National—0.3%
International Bank for Reconstruction & Development (SOFR + 0.370%) 5.485%, 2/11/31(1)	500	497
Paper & Forest Products—0.3%
Suzano Austria GmbH 3.750%, 1/15/31	460	424
Personal Care Product—0.2%
Haleon U.S. Capital LLC 144A 3.375%, 3/24/27(2)	250	245
Residential REITs—0.7%
American Homes 4 Rent LP 5.500%, 2/1/34	600	620
AvalonBay Communities, Inc. 1.900%, 12/1/28	420	383
		1,003

Retail REIT—0.3%
Kimco Realty OP LLC 2.700%, 10/1/30	507	461
Semiconductors—0.4%
NXP B.V. 2.500%, 5/11/31	660	576
Software—0.4%
Autodesk, Inc. 2.400%, 12/15/31	725	635
Telecommunications—0.9%
Verizon Communications, Inc. 5.500%, 2/23/54	1,000	1,048
Vodafone Group plc 5.875%, 6/28/64	235	243
		1,291

Total Corporate Bonds and Notes (Identified Cost $22,171)		22,086

	Shares
Convertible Preferred Stocks—0.1%
Banks—0.1%
Bank of America Corp. Series L, 7.250%	22	28
Wells Fargo & Co. Series L, 7.500%	66	85
		113

See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Shares	Value

Specialized REITs—0.0%
EPR Properties Series C, 5.750%	1,857	$ 41
Total Convertible Preferred Stocks (Identified Cost $141)		154

Preferred Stock—0.1%
Electric Utilities—0.1%
Cia Energetica de Minas Gerais, 14.190%	39,364	83
Total Preferred Stock (Identified Cost $69)		83

Common Stocks—28.6%
Aerospace & Defense—0.9%
Bharat Electronics Ltd.	61,000	208
Hindustan Aeronautics Ltd.	700	37
Kongsberg Gruppen ASA	2,030	198
Lockheed Martin Corp.	540	316
Northrop Grumman Corp.	739	390
Textron, Inc.	2,200	195
		1,344

Automobile Components—0.0%
Fuyao Glass Industry Group Co., Ltd. Class A	6,000	50
Automobiles—0.2%
General Motors Co.	5,233	235
Banks—2.4%
Abu Dhabi Islamic Bank PJSC	45,376	157
AMMB Holdings Bhd	55,000	67
Bancolombia S.A. Sponsored ADR	2,174	68
Bank Central Asia Tbk PT	107,100	73
Bank Leumi Le-Israel BM	17,300	169
Bank Mandiri Persero Tbk PT	182,900	84
BOC Hong Kong Holdings Ltd.	54,000	173
CTBC Financial Holding Co., Ltd.	124,680	135
Dubai Islamic Bank PJSC	61,551	106
E.Sun Financial Holding Co., Ltd.	86,702	77
Emirates NBD Bank PJSC	42,900	237
Erste Group Bank AG	4,400	241
Hana Financial Group, Inc.	2,400	108
ICICI Bank Ltd. Sponsored ADR	4,167	124
ING Groep N.V.	3,700	67
JPMorgan Chase & Co.	919	194
Malayan Banking Bhd	64,500	164
	Shares	Value

Banks—continued
Mediobanca Banca di Credito Finanziario SpA	16,535	$ 282
Mitsubishi UFJ Financial Group, Inc.	15,900	161
National Bank of Canada	560	53
Nedbank Group Ltd.	18,577	321
SinoPac Financial Holdings Co., Ltd.	298,136	228
UniCredit SpA	4,100	180
		3,469

Beverages—0.1%
Coca-Cola Co. (The)	1,123	81
Coca-Cola Icecek AS	17,556	29
Sino Grandness Food Industry Group Ltd.(4)(5)	77,400	—
		110

Biotechnology—0.1%
AbbVie, Inc.	844	167
Broadline Retail—1.0%
Amazon.com, Inc.(5)	3,520	656
Dollarama, Inc.	4,880	500
JD.com, Inc. Class A	16,500	354
		1,510

Building Products—0.7%
Fortune Brands Innovations, Inc.	2,069	185
Lennox International, Inc.	408	247
Owens Corning	1,419	250
Trane Technologies plc	895	348
		1,030

Capital Markets—0.8%
Bank of New York Mellon Corp. (The)	3,700	266
Cboe Global Markets, Inc.	1,085	222
Moody’s Corp.	520	247
S&P Global, Inc.	550	284
State Street Corp.	2,000	177
		1,196

Commercial Services & Supplies—0.8%
Brambles Ltd.	9,066	119
Cintas Corp.	2,604	536
Dai Nippon Printing Co., Ltd.	11,600	206
RB Global, Inc.	1,648	133
Waste Management, Inc.	945	196
		1,190

Communications Equipment—0.4%
Motorola Solutions, Inc.	1,412	635
	Shares	Value

Construction & Engineering—0.1%
EMCOR Group, Inc.	500	$ 215
Construction Materials—0.3%
CRH plc	3,216	293
CRH plc	1,150	107
		400

Consumer Finance—0.1%
Synchrony Financial	3,901	195
Consumer Staples Distribution & Retail—0.2%
Kroger Co. (The)	1,925	111
Walmart, Inc.	2,542	205
		316

Diversified Telecommunication Services—0.0%
Deutsche Telekom AG Registered Shares	2,375	70
Electric Utilities—0.5%
Chubu Electric Power Co., Inc.	7,700	90
Duke Energy Corp.	535	62
Endesa S.A.	9,152	200
Enel SpA	26,729	213
PG&E Corp.	11,383	225
		790

Electrical Equipment—0.1%
ABB Ltd. Registered Shares	2,000	116
Electronic Equipment, Instruments & Components—0.1%
LG Innotek Co., Ltd.	560	93
Yokogawa Electric Corp.	2,200	56
		149

Entertainment—0.1%
Electronic Arts, Inc.	870	125
Financial Services—0.6%
Berkshire Hathaway, Inc. Class B(5)	590	272
Fidelity National Information Services, Inc.	1,732	145
Visa, Inc. Class A	1,392	383
Yuanta Financial Holding Co., Ltd.	71,400	71
		871

Gas Utilities—0.0%
Tokyo Gas Co. Ltd.	2,100	49
Health Care REITs—0.2%
Ventas, Inc.	3,900	250
Healthcare Providers & Services—0.9%
Cencora, Inc.	1,244	280
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Shares	Value

Healthcare Providers & Services—continued
Cigna Group (The)	1,204	$ 417
DaVita, Inc.(5)	1,753	288
HCA Healthcare, Inc.	638	259
McKesson Corp.	298	147
		1,391

Hotels, Restaurants & Leisure—0.2%
Aristocrat Leisure Ltd.	3,200	130
Marriott International, Inc. Class A	730	181
		311

Household Durables—0.7%
NVR, Inc.(5)	30	294
PulteGroup, Inc.	4,261	612
Sekisui House Ltd.	3,900	108
		1,014

Household Products—1.2%
Colgate-Palmolive Co.	2,550	265
Essity AB Class B	13,100	409
Henkel AG & Co. KGaA	2,850	242
Kimberly-Clark Corp.	3,882	552
Procter & Gamble Co. (The)	1,618	280
		1,748

Independent Power and Renewable Electricity Producers—0.2%
AES Corp. (The)	9,150	184
Vistra Corp.	1,511	179
		363

Industrial Conglomerates—0.1%
3M Co.	794	109
General Electric Co.	358	67
		176

Industrial REITs—0.1%
Goodman Group	5,052	129
Insurance—2.7%
Aflac, Inc.	2,200	246
Allianz SE Registered Shares	187	61
Arch Capital Group Ltd.(5)	4,706	527
Aviva plc	36,371	235
Brown & Brown, Inc.	1,724	179
Chubb Ltd.	1,569	453
Dai-ichi Life Holdings, Inc.	5,900	151
DB Insurance Co., Ltd.	570	49
Hartford Financial Services Group, Inc. (The)	2,512	295
Loews Corp.	1,316	104
Marsh & McLennan Cos., Inc.	266	59
MetLife, Inc.	1,540	127
	Shares	Value

Insurance—continued
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered Shares	495	$ 272
NN Group N.V.	4,396	219
Progressive Corp. (The)	1,390	353
Talanx AG	2,300	194
Tokio Marine Holdings, Inc.	4,400	160
Willis Towers Watson plc	600	177
Zurich Insurance Group AG	181	109
		3,970

Interactive Media & Services—1.1%
Alphabet, Inc. Class A	4,960	823
Alphabet, Inc. Class C	1,150	192
Meta Platforms, Inc. Class A	801	458
Tencent Holdings Ltd.	3,000	172
		1,645

IT Services—0.3%
Fujitsu Ltd.	10,000	204
NEC Corp.	2,000	192
		396

Machinery—0.5%
Caterpillar, Inc.	610	239
Cummins India Ltd.	1,600	73
Cummins, Inc.	400	129
Weichai Power Co., Ltd. Class A	66,000	149
Xylem, Inc.	1,100	149
		739

Marine Transportation—0.5%
AP Moller - Maersk A/S Class A	137	222
Evergreen Marine Corp. Taiwan Ltd.	37,000	235
MISC Bhd	31,100	59
Mitsui OSK Lines Ltd.	5,000	171
SITC International Holdings Co., Ltd.	16,000	43
		730

Mortgage Real Estate Investment Trusts (REITs)—0.1%
Annaly Capital Management, Inc.	5,880	118
Multi-Utilities—0.9%
Consolidated Edison, Inc.	971	101
E.ON SE	15,260	227
Engie S.A.	29,541	510
National Grid plc	4,036	55
	Shares	Value

Multi-Utilities—continued
NiSource, Inc.	14,015	$ 486
		1,379

Oil, Gas & Consumable Fuels—0.4%
ENEOS Holdings, Inc.	39,000	211
Equinor ASA	2,150	54
HD Hyundai Co., Ltd.	2,000	117
ONEOK, Inc.	740	68
Turkiye Petrol Rafinerileri AS	23,800	108
		558

Passenger Airlines—0.1%
Qantas Airways Ltd.(5)	40,000	205
Personal Care Products—0.0%
Hindustan Unilever Ltd.	1,261	44
Pharmaceuticals—0.8%
GSK plc	4,894	99
Johnson & Johnson	1,019	165
Merck & Co., Inc.	3,090	351
Novartis AG Registered Shares	2,300	264
Novo Nordisk A/S Class B	1,151	135
Zoetis, Inc. Class A	1,030	202
		1,216

Professional Services—0.5%
Automatic Data Processing, Inc.	459	127
Booz Allen Hamilton Holding Corp. Class A	467	76
Leidos Holdings, Inc.	1,540	251
RELX plc	5,023	236
		690

Real Estate Management & Development—0.2%
CBRE Group, Inc. Class A(5)	2,040	254
Semiconductors & Semiconductor Equipment—2.1%
Applied Materials, Inc.	666	135
Broadcom, Inc.	910	157
KLA Corp.	300	232
Lam Research Corp.	300	245
MediaTek, Inc.	3,000	111
NVIDIA Corp.	13,354	1,622
QUALCOMM, Inc.	602	102
SK Hynix, Inc.	320	43
Taiwan Semiconductor Manufacturing Co., Ltd.	13,000	393
		3,040

Software—2.3%
Adobe, Inc. (5)	837	433
DocuSign, Inc. Class A(5)	3,500	217
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Shares	Value

Software—continued
Manhattan Associates, Inc.(5)	857	$ 241
Microsoft Corp.	4,789	2,061
Roper Technologies, Inc.	564	314
Salesforce, Inc.	248	68
ServiceNow, Inc.(5)	70	63
		3,397

Specialty Retail—0.5%
Best Buy Co., Inc.	2,550	263
TJX Cos., Inc. (The)	1,142	134
Trent Ltd.	1,700	154
Williams-Sonoma, Inc.	800	124
		675

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	8,148	1,899
Logitech International S.A. Registered Shares	1,104	98
		1,997

Textiles, Apparel & Luxury Goods—0.4%
Deckers Outdoor Corp.(5)	3,292	525
Pandora A/S	641	105
		630

Tobacco—0.4%
Altria Group, Inc.	5,450	278
Philip Morris International, Inc.	2,297	279
		557

Trading Companies & Distributors—0.3%
AerCap Holdings N.V.	990	94
ITOCHU Corp.	3,200	171
Mitsui & Co., Ltd.	4,200	93
Sumitomo Corp.	2,400	53
		411

Wireless Telecommunication Services—0.0%
Turkcell Iletisim Hizmetleri AS	18,000	50
Total Common Stocks (Identified Cost $34,090)		42,315

Affiliated Mutual Funds—17.5%
Virtus Duff & Phelps Water Fund Institutional Shares(6)(7)	203,138	4,437
Virtus KAR Mid-Cap Core Fund Class R6(6)(7)	75,547	4,708
	Shares	Value

Virtus SGA International Growth Fund Class R6(6)(7)	724,000	$ 7,182
Virtus Silvant Focused Growth Fund Class R6(6)(7)	125,652	9,517
Total Affiliated Mutual Funds (Identified Cost $24,123)		25,844

Equity-Linked Note—0.0%
Banks—0.0%
Barclays Bank plc 0.000%, 2/18/25	27,000	30
Total Equity-Linked Note (Identified Cost $30)		30

Affiliated Exchange-Traded Fund—2.0%
Capital Markets—2.0%
Virtus Duff & Phelps Clean Energy ETF(6)(7)	145,801	2,889
Total Affiliated Exchange-Traded Fund (Identified Cost $2,696)		2,889

Total Long-Term Investments—84.9% (Identified Cost $118,459)		125,460

Short-Term Investment—12.1%
Money Market Mutual Fund—12.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.833%)(7)	17,793,479	17,793
Total Short-Term Investment (Identified Cost $17,793)		17,793

TOTAL INVESTMENTS—97.0% (Identified Cost $136,252)		$143,253
Other assets and liabilities, net—3.0%		4,496
NET ASSETS—100.0%		$147,749
Abbreviations:
ADR	American Depositary Receipt
BTP	Italian Buonie
CDX.EM	Markit CDX® Emerging Markets Index
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
DAX	Deutsche Boerse AG German Stock Index
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
HSBC	Hong Kong & Shanghai Bank
HSCEI	Hang Seng China Enterprises Index
IBEX	Spanish Stock Exchange
IFSC	International Financial Service Centre
LLC	Limited Liability Company
LP	Limited Partnership
MIB	Milano Indice di Borsa
MSCI	Morgan Stanley Capital International
OAT	Obligations Assimilables du Trésor
OP	Operating Partnership
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
ULC	Unlimited Liability Company

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of September 30, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, these securities amounted to a value of $10,450 or 7.1% of net assets.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	Affiliated investment. See Note 4G in Notes to Financial Statements.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
Country Weightings(Unaudited)†
Equity: North America	43%%
Equity: Developed Markets ex U.S.	18
Equity: Emerging Markets	6
Fixed Income	53
Other	(20)
Total	100%
†% of total investments as of September 30, 2024 (includes derivative contracts).
Exchange-traded futures contracts as of September 30, 2024 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Long Contracts:
Bovespa Index Future	October 2024	24	$117	$—	$(3)
FTSE Taiwan Index Future	October 2024	3	224	—	(8)
HSCEI Index Future	October 2024	1	49	2	—
IBEX 35 Index Future	October 2024	2	265	2	—
IFSC Nifty 50 Future	October 2024	10	520	—	(5)
2 Year U.S. Treasury Note Future	December 2024	5	1,041	—	(2)
5 Year U.S. Treasury Note Future	December 2024	41	4,505	—	(5)
10 Year Australian Bond Future	December 2024	22	1,770	—	(13)
10 Year Canadian Bond Future	December 2024	29	2,681	14	—
10 Year Euro-Bund Future	December 2024	15	2,253	11	—
10 Year Japanese Bond Future	December 2024	1	1,006	—(1)	—
10 Year U.K. Gilt Future	December 2024	9	1,184	—	(6)
10 Year U.S. Treasury Note Future	December 2024	48	5,486	—	(3)
10 Year U.S. Ultra Future	December 2024	7	828	—	(9)
Australian Dollar Future	December 2024	17	1,177	18	—
British Pound Future	December 2024	34	2,842	43	—
Canadian Dollar Future	December 2024	7	519	—	(1)
DAX Mini Index Future	December 2024	5	543	10	—
Euro FX Currency Future	December 2024	18	2,512	4	—
Euro STOXX 50® Index Future	December 2024	7	392	5	—
Euro-BTP Future	December 2024	11	1,487	21	—
Euro-OAT Future	December 2024	3	424	—	(1)
FTSE 100 Index Future	December 2024	8	887	—	(10)
FTSE/MIB Index Future	December 2024	1	190	1	—
Japanese Yen Future	December 2024	7	615	—	(4)
MSCI EAFE Net Total Return Index Future	December 2024	191	5,041	9	—
MSCI Emerging Markets Index Future	December 2024	19	1,114	54	—
MSCI Emerging Markets Net Total Return Index Future	December 2024	154	2,760	150	—
Nasdaq 100® E-Mini Index Future	December 2024	1	405	—(1)	—
New Zealand Dollar Future	December 2024	11	699	16	—
Russell 2000® E-Mini Index Future	December 2024	3	337	1	—
S&P 500® E-Mini Index Future	December 2024	10	2,907	49	—
S&P 500® E-Mini Index Future	December 2024	37	9,527	235	—
S&P/TSX 60 Index Future	December 2024	2	427	4	—
SPI 200 Index Future	December 2024	6	861	12	—
TOPIX Index Future	December 2024	7	1,289	12	—
				$673	$(70)
Short Contracts:
U.S. Treasury Ultra Bond Future	December 2024	(3)	(399)	3	—
Total				$676	$(70)

See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
Centrally cleared credit default swaps - sell protection(2) outstanding as of September 30, 2024 was as follows:
Reference Entity	Payment Frequency	Fixed Rate	Expiration Date	Notional Amount(3)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.EM.41	Quarterly	1.000%	6/20/29	$1,100	$(24)	$(28)	$4	$—
Total					$(24)	$(28)	$4	$—

Footnote Legend:
(1)	Amount is less than $500 (not in thousands).
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$8,797	$—	$8,797	$—
Mortgage-Backed Securities	13,397	—	13,397	—
Asset-Backed Securities	5,712	—	5,712	—
Convertible Bonds and Notes	4,153	—	4,153	—
Corporate Bonds and Notes	22,086	—	22,086	—
Equity Securities:
Convertible Preferred Stocks	154	154	—	—
Preferred Stock	83	83	—	—
Common Stocks	42,315	42,315	—	—(1)
Equity-Linked Note	30	—	30	—
Affiliated Exchange-Traded Fund	2,889	2,889	—	—
Affiliated Mutual Funds	25,844	25,844	—	—
Money Market Mutual Fund	17,793	17,793	—	—
Other Financial Instruments:
Futures Contracts	676	676	—	—
Total Assets	143,929	89,754	54,175	—
Liabilities:
Other Financial Instruments:
Centrally Cleared Credit Default Swaps	(24)	—	(24)	—
Futures Contracts	(70)	(70)	—	—
Total Liabilities	(94)	(70)	(24)	—
Total Investments	$143,835	$89,684	$54,151	$—

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2024.
See Notes to Financial Statements

International Small-Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2024
($ reported in thousands)
	Shares	Value
Preferred Stocks—1.6%
Brazil—0.3%
Cia Energetica de Minas Gerais, 14.190%	84,800	$ 178
Chile—1.3%
Embotelladora Andina S.A., 5.810%	187,760	633
Total Preferred Stocks (Identified Cost $692)		811

Common Stocks—96.5%
Australia—3.3%
JB Hi-Fi Ltd.	14,499	801
Nick Scali Ltd.	11,947	137
NRW Holdings Ltd.	64,035	159
Super Retail Group Ltd.	43,057	541
		1,638

Austria—1.5%
Wienerberger AG	22,969	759
Bermuda—2.5%
Kunlun Energy Co., Ltd.	182,000	188
Stolt-Nielsen Ltd.	20,831	770
Yue Yuen Industrial Holdings Ltd.	133,000	254
		1,212

Brazil—1.7%
Cia de Saneamento de Minas Gerais Copasa MG	141,700	605
CSN Mineracao S.A.	162,900	205
		810

Canada—6.8%
Aritzia, Inc.(1)	3,956	149
Bird Construction, Inc.	19,125	341
Bombardier, Inc. Class B(1)	3,914	298
Centerra Gold, Inc.	95,128	683
Chemtrade Logistics Income Fund	16,275	133
CI Financial Corp.	9,486	129
Finning International, Inc.	5,220	171
H&R Real Estate Investment Trust	27,374	231
Secure Energy Services, Inc.	104,924	949
Transcontinental, Inc. Class A	17,089	227
		3,311

Cayman Islands—0.7%
Stella International Holdings Ltd.	113,500	214
United Laboratories International Holdings Ltd. (The)	94,000	122
		336

	Shares	Value

China—0.4%
Sinopec Engineering Group Co., Ltd. Class H	316,500	$ 219
Denmark—0.6%
D/S Norden A/S	4,758	198
Pandora A/S	736	121
		319

France—0.5%
Coface S.A.	14,977	245
Germany—0.5%
Talanx AG	3,051	257
Greece—1.4%
Motor Oil Hellas Corinth Refineries S.A.	11,926	282
National Bank of Greece S.A.	45,118	386
		668

Hong Kong—0.2%
Bosideng International Holdings Ltd.	180,000	103
Hungary—0.7%
Richter Gedeon Nyrt	10,839	334
India—8.3%
Canara Bank	258,074	343
Chambal Fertilisers & Chemicals Ltd.	137,282	867
Colgate-Palmolive India Ltd.	11,361	516
GAIL India Ltd.	101,118	290
Indian Energy Exchange Ltd.	71,758	175
Mahanagar Gas Ltd.	26,138	605
Petronet LNG Ltd.	180,968	738
Vedanta Ltd.	87,469	535
		4,069

Italy—6.5%
A2A SpA	334,448	772
Banca Generali SpA	2,220	100
Banca Mediolanum SpA	85,823	1,082
Hera SpA	133,779	533
Mediobanca Banca di Credito Finanziario SpA	40,635	693
		3,180

Japan—22.5%
77 Bank Ltd. (The)	12,300	335
Adastria Co., Ltd.	16,100	374
Alps Alpine Co., Ltd.	19,500	209
Citizen Watch Co., Ltd.	39,100	248
Cosmo Energy Holdings Co., Ltd.	8,600	468
dip Corp.	15,100	298
H2O Retailing Corp.	14,600	209
Hanwa Co., Ltd.	27,200	941
Idemitsu Kosan Co., Ltd.	67,400	482
INFRONEER Holdings, Inc.	62,192	507
Japan Petroleum Exploration Co., Ltd.	58,500	424
	Shares	Value

Japan—continued
Kanematsu Corp.	16,200	$ 273
MCJ Co., Ltd.	11,600	123
MEITEC Group Holdings, Inc.	10,200	225
Mitsui Matsushima Holdings Co., Ltd.	7,400	248
NET One Systems Co., Ltd.	7,700	192
NH Foods Ltd.	12,600	467
Onward Holdings Co., Ltd.	131,100	481
Sanwa Holdings Corp.	52,200	1,371
Seiko Group Corp.	18,000	487
Senko Group Holdings Co., Ltd.	46,500	403
Sojitz Corp.	37,300	873
Taiheiyo Cement Corp.	6,100	143
Takashimaya Co., Ltd.	62,200	495
Tomy Co., Ltd.	2,600	71
Toyo Tire Corp.	47,100	684
		11,031

Marshall Islands—0.4%
Teekay Corp.(1)	21,824	201
Mauritius—1.1%
MakeMyTrip Ltd.(1)	5,898	548
Mexico—1.4%
Arca Continental SAB de C.V.	73,600	688
Netherlands—1.7%
ABN AMRO Bank N.V. CVA GDR	34,632	625
Fugro N.V.	8,732	198
		823

Norway—1.8%
Storebrand ASA	9,888	109
Wallenius Wilhelmsen ASA	66,920	787
		896

Panama—0.4%
Banco Latinoamericano de Comercio Exterior S.A. Class E	5,429	176
Singapore—3.6%
BW LPG Ltd.	17,671	252
First Resources Ltd.	124,400	142
Singapore Technologies Engineering Ltd.	70,300	255
Yangzijiang Shipbuilding Holdings Ltd.	580,100	1,106
		1,755

South Africa—2.7%
AVI Ltd.	76,681	488
Nedbank Group Ltd.	14,502	251
Resilient REIT Ltd.	74,709	254
Tiger Brands Ltd.	12,058	163
Truworths International Ltd.	25,531	161
		1,317

See Notes to Financial Statements

International Small-Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Shares	Value

South Korea—2.1%
HD Hyundai Co., Ltd.	7,681	$ 449
JB Financial Group Co., Ltd.	14,343	168
LG Innotek Co., Ltd.	2,346	391
		1,008

Spain—5.2%
Bankinter S.A.	128,823	1,137
Indra Sistemas S.A.	17,028	313
Logista Integral S.A.	37,287	1,123
		2,573

Sweden—1.8%
AddTech AB Class B	4,072	122
Ambea AB	47,662	422
Axfood AB	3,614	102
NCC AB Class B	13,731	230
		876

Switzerland—2.3%
Coca-Cola HBC AG(1)	27,055	963
Swissquote Group Holding S.A. Registered Shares	441	159
		1,122

Taiwan—4.8%
Elan Microelectronics Corp.	147,000	662
Gamania Digital Entertainment Co., Ltd.	48,000	118
Genius Electronic Optical Co., Ltd.	59,000	906
International Games System Co., Ltd.	10,000	312
Taichung Commercial Bank Co., Ltd.	624,434	363
		2,361

Turkey—0.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	22,129	127
BIM Birlesik Magazalar AS	4,235	61
		188

	Shares	Value

United Kingdom—8.5%
4imprint Group plc	8,568	$ 570
Bank of Georgia Group plc	2,211	109
Britvic plc	27,554	470
Greggs plc	8,611	360
Investec plc	30,986	236
Keller Group plc	23,624	510
Marks & Spencer Group plc	207,729	1,035
Mears Group plc	50,639	256
Mitie Group plc	301,295	476
OSB Group plc	26,586	138
		4,160

United States—0.2%
Consensus Cloud Solutions, Inc.(1)	4,880	115
Total Common Stocks (Identified Cost $40,837)		47,298

Total Long-Term Investments—98.1% (Identified Cost $41,529)		48,109

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.833%)(2)	611,891	612
Total Short-Term Investment (Identified Cost $612)		612

TOTAL INVESTMENTS—99.4% (Identified Cost $42,141)		$48,721
Other assets and liabilities, net—0.6%		315
NET ASSETS—100.0%		$49,036

Abbreviations:
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Japan	23%
United Kingdom	9
India	8
Canada	7
Italy	7
Spain	5
Taiwan	5
Other	36
Total	100%
† % of total investments as of September 30, 2024.
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Preferred Stocks	$811	$811
Common Stocks	47,298	47,298
Money Market Mutual Fund	612	612
Total Investments	$48,721	$48,721
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2024.
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2024
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—86.4%
Communication Services—12.7%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	$ 3,000	$ 3,004
144A 7.375%, 3/1/31(1)	4,475	4,582
Connect Finco S.a.r.l. 144A 6.750%, 10/1/26(1)	7,640	7,640
CSC Holdings LLC 144A 11.250%, 5/15/28(1)	5,500	5,309
DIRECTV Financing LLC 144A 5.875%, 8/15/27(1)	11,250	11,046
DISH DBS Corp. 144A 5.250%, 12/1/26(1)	8,100	7,485
Frontier Communications Holdings LLC 144A 5.875%, 10/15/27(1)	2,500	2,510
Gray Television, Inc. 144A 7.000%, 5/15/27(1)	6,635	6,522
Millennium Escrow Corp. 144A 6.625%, 8/1/26(1)	12,950	8,143
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	6,609	6,546
Summer BC Bidco B LLC 144A 5.500%, 10/31/26(1)	5,054	4,994
Univision Communications, Inc. 144A 6.625%, 6/1/27(1)	7,263	7,272
		75,053

Consumer Discretionary—7.9%
Aptiv plc 6.875%, 12/15/54	2,765	2,794
Carnival Corp. 144A 7.000%, 8/15/29(1)	5,260	5,589
CCM Merger, Inc. 144A 6.375%, 5/1/26(1)	6,683	6,673
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	3,420	3,532
Ford Motor Credit Co. LLC
6.950%, 3/6/26	1,000	1,023
7.350%, 11/4/27	6,310	6,700
6.800%, 5/12/28	600	629
Light & Wonder International, Inc. 144A 7.000%, 5/15/28(1)	5,150	5,195
Newell Brands, Inc. 6.375%, 9/15/27	5,936	6,004
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(1)	3,535	3,674
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(1)	3,010	3,011
Six Flags Theme Parks, Inc. 144A 7.000%, 7/1/25(1)	1,934	1,935
Wayfair LLC 144A 7.250%, 10/31/29(1)	35	36
		46,795

	Par Value	Value

Consumer Staples—4.1%
Coty, Inc. 144A 6.625%, 7/15/30(1)	$ 3,290	$ 3,418
Energizer Holdings, Inc. 144A 6.500%, 12/31/27(1)	7,500	7,620
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(1)	2,901	2,890
Kronos Acquisition Holdings, Inc. 144A 8.250%, 6/30/31(1)	2,885	2,896
Post Holdings, Inc.
144A 6.250%, 2/15/32(1)	4,595	4,731
144A 6.375%, 3/1/33(1)	2,510	2,551
		24,106

Energy—15.1%
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(1)	2,970	3,156
Antero Midstream Partners LP 144A 6.625%, 2/1/32(1)	3,575	3,700
Ascent Resources Utica Holdings LLC 144A 7.000%, 11/1/26(1)	2,000	2,002
Blue Racer Midstream LLC 144A 7.000%, 7/15/29(1)	3,465	3,602
CITGO Petroleum Corp. 144A 7.000%, 6/15/25(1)	6,050	6,046
Civitas Resources, Inc.
144A 8.375%, 7/1/28(1)	3,585	3,727
144A 8.625%, 11/1/30(1)	10	11
144A 8.750%, 7/1/31(1)	1,680	1,778
Cloud Peak Energy Resources LLC PIK 12.000%, 5/1/25(2)(3)	2,135	1,966
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(1)	2,945	3,026
CVR Energy, Inc. 144A 8.500%, 1/15/29(1)	4,620	4,670
Delek Logistics Partners LP 144A 7.125%, 6/1/28(1)	2,000	2,002
Encino Acquisition Partners Holdings LLC 144A 8.750%, 5/1/31(1)	410	431
EQM Midstream Partners LP
144A 7.500%, 6/1/27(1)	950	978
144A 6.375%, 4/1/29(1)	1,205	1,244
Genesis Energy LP
7.750%, 2/1/28	3,360	3,402
8.875%, 4/15/30	2,250	2,365
Gulfport Energy Corp. 144A 6.750%, 9/1/29(1)	575	582
Hess Midstream Operations LP 144A 6.500%, 6/1/29(1)	990	1,025
Hilcorp Energy I LP
144A 6.250%, 11/1/28(1)	1,480	1,477
144A 6.000%, 4/15/30(1)	4,500	4,386
	Par Value	Value

Energy—continued
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(1)	$ 1,890	$ 1,888
Nabors Industries, Inc. 144A 7.375%, 5/15/27(1)	5,745	5,758
New Fortress Energy, Inc. 144A 6.750%, 9/15/25(1)	4,216	4,039
Noble Finance II LLC 144A 8.000%, 4/15/30(1)	1,645	1,697
NuStar Logistics LP 5.750%, 10/1/25	5,200	5,208
South Bow Canadian Infrastructure Holdings Ltd. 144A 7.625%, 3/1/55(1)	2,785	2,886
Sunoco LP 144A 7.000%, 9/15/28(1)	5,735	5,944
Transocean, Inc.
144A 8.250%, 5/15/29(1)	730	724
144A 8.750%, 2/15/30(1)	3,698	3,855
Venture Global LNG, Inc.
144A 8.125%, 6/1/28(1)	3,055	3,185
144A 9.875%, 2/1/32(1)	2,225	2,472
		89,232

Financials—15.2%
Aethon United BR LP 144A 7.500%, 10/1/29(1)	350	355
Albion Financing 2 S.a.r.l. 144A 8.750%, 4/15/27(1)	4,000	4,105
Apollo Debt Solutions BDC 144A 6.900%, 4/13/29(1)	5,500	5,717
Aston Martin Capital Holdings Ltd. 144A 10.000%, 3/31/29(1)	4,660	4,573
Castlelake Aviation Finance DAC 144A 5.000%, 4/15/27(1)	4,525	4,537
FS KKR Capital Corp. 6.875%, 8/15/29	5,770	6,007
GGAM Finance Ltd. 144A 6.875%, 4/15/29(1)	3,225	3,355
Global Atlantic Fin Co. 144A 7.950%, 10/15/54(1)	3,470	3,622
Grifols S.A. 144A 4.750%, 10/15/28(1)	3,585	3,358
HUB International Ltd. 144A 7.250%, 6/15/30(1)	5,600	5,834
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(1)	2,865	2,933
Merlin Entertainments Group U.S. Holdings, Inc. 144A 7.375%, 2/15/31(1)	3,550	3,564
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(1)	6,595	6,389
NCR Atleos Corp. 144A 9.500%, 4/1/29(1)	3,724	4,100
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Par Value	Value

Financials—continued
New Red Finance, Inc. 144A 6.125%, 6/15/29(1)	$ 1,105	$ 1,137
NMG Holding Co., Inc. 144A 8.500%, 10/1/28(1)	5,000	5,089
OneMain Finance Corp. 7.875%, 3/15/30	5,725	5,985
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)	2,870	3,010
SLM Corp. 4.200%, 10/29/25	8,950	8,848
United Wholesale Mortgage LLC 144A 5.500%, 11/15/25(1)	7,200	7,186
		89,704

Health Care—6.8%
Catalent Pharma Solutions, Inc. 144A 5.000%, 7/15/27(1)	4,000	3,980
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(1)	3,500	3,395
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(1)	2,665	2,856
LifePoint Health, Inc.
144A 9.875%, 8/15/30(1)	1,455	1,602
144A 11.000%, 10/15/30(1)	2,900	3,272
Medline Borrower LP
144A 6.250%, 4/1/29(1)	830	855
144A 5.250%, 10/1/29(1)	7,835	7,688
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(1)	2,955	3,048
Radiology Partners, Inc. PIK 144A 7.775%, 1/31/29(1)(3)	3,081	3,058
Select Medical Corp. 144A 6.250%, 8/15/26(1)	6,000	6,036
Teva Pharmaceutical Finance Netherlands III B.V.
7.125%, 1/31/25	3,700	3,696
7.875%, 9/15/29	825	911
		40,397

Industrials—7.9%
Beacon Roofing Supply, Inc. 144A 6.500%, 8/1/30(1)	4,380	4,533
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	4,720	4,974
Cimpress plc 144A 7.375%, 9/15/32(1)	2,935	2,959
Fly Leasing Ltd. 144A 7.000%, 10/15/24(1)	10,990	10,903
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(1)	5,198	5,262
Shift4 Payments LLC 144A 4.625%, 11/1/26(1)	12,150	12,025
	Par Value	Value

Industrials—continued
TransDigm, Inc. 144A 6.875%, 12/15/30(1)	$ 2,345	$ 2,456
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(1)	2,415	2,360
WESCO Distribution, Inc. 144A 6.375%, 3/15/29(1)	990	1,023
		46,495

Information Technology—7.5%
ACI Worldwide, Inc. 144A 5.750%, 8/15/26(1)	6,500	6,498
ams-OSRAM AG 144A 12.250%, 3/30/29(1)	5,100	5,422
Boost Newco Borrower LLC 144A 7.500%, 1/15/31(1)	4,260	4,571
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)	3,055	3,047
144A 6.500%, 10/15/28(1)	5,900	5,899
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(1)	1,815	1,855
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(1)	4,365	4,556
Rocket Software, Inc. 144A 9.000%, 11/28/28(1)	4,180	4,362
Veritas U.S., Inc. 144A 7.500%, 9/1/25(1)	5,000	4,691
Viasat, Inc. 144A 5.625%, 9/15/25(1)	3,400	3,353
		44,254

Materials—4.6%
FMG Resources August 2006 Pty Ltd. 144A 5.875%, 4/15/30(1)	3,500	3,545
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(1)	4,490	4,799
LSB Industries, Inc. 144A 6.250%, 10/15/28(1)	10,250	10,007
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/27(1)	4,610	4,763
Taseko Mines Ltd. 144A 8.250%, 5/1/30(1)	3,740	3,925
		27,039

Real Estate—0.7%
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	4,000	3,911
Utilities—3.9%
Alexander Funding Trust II 144A 7.467%, 7/31/28(1)	3,600	3,890
American Electric Power Co., Inc. 7.050%, 12/15/54	5,825	6,124
	Par Value	Value

Utilities—continued
Ferrellgas LP
144A 5.375%, 4/1/26(1)	$ 5,835	$ 5,821
144A 5.875%, 4/1/29(1)	1,510	1,413
Lightning Power LLC 144A 7.250%, 8/15/32(1)	215	226
NGL Energy Operating LLC 144A 8.125%, 2/15/29(1)	1,340	1,374
Vistra Operations Co. LLC 144A 5.500%, 9/1/26(1)	4,500	4,498
		23,346

Total Corporate Bonds and Notes (Identified Cost $508,763)		510,332

Leveraged Loans—12.7%
Chemicals—1.2%
Innophos Holdings, Inc. (1 month Term SOFR + 3.864%) 8.710%, 2/5/27(4)	3,493	3,502
Nouryon Finance B.V. 2024, Tranche B-1 (3 month Term SOFR + 3.500%) 8.628%, 4/3/28(4)	3,528	3,528
		7,030

Consumer Non-Durables—0.9%
Kronos Acquisition Holdings, Inc. 2024 (3 month Term SOFR + 4.000%) 9.314%, 7/8/31(4)	5,712	5,341
Financials—1.1%
Asurion LLC Tranche B-8 (1 month Term SOFR + 3.364%) 8.210%, 12/23/26(4)	6,464	6,457
Food / Tobacco—1.0%
Triton Water Holdings, Inc. First Lien (3 month Term SOFR + 3.512%) 8.115%, 3/31/28(4)	5,900	5,887
Health Care—1.9%
Cotiviti, Inc. 7.625%, 5/1/31	4,680	4,698
LifePoint Health, Inc. 2024 (1 month Term SOFR + 4.000%) 8.965%, 5/19/31(4)	219	219
Viant Medical Holdings, Inc. First Lien (1 month Term SOFR + 3.864%) 8.710%, 7/2/25(4)	6,151	6,139
		11,056

See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Par Value	Value

Information Technology—0.2%
Project Ruby Ultimate Parent Corp. Tranche B-3 (1 month Term SOFR + 3.614%) 8.460%, 3/10/28(4)	$ 980	$ 979
Media / Telecom - Diversified Media—0.8%
MH Sub I LLC 2023 (1 month Term SOFR + 4.250%) 9.095%, 5/3/28(4)	4,739	4,706
Media / Telecom - Telecommunications—0.6%
Cincinnati Bell, Inc. Tranche B-2 (1 month Term SOFR + 3.350%) 8.195%, 11/22/28(4)	3,491	3,479
Metals / Minerals—0.7%
Covia Holdings Corp. (3 month Term SOFR + 4.262%) 9.580%, 7/31/26(4)	4,240	4,208
Service—4.3%
APX Group, Inc. (3 month Term SOFR + 2.750% - 3 month PRIME + 1.750%) 8.035% - 9.750%, 7/10/28(4)	9,700	9,693
Husky Injection Molding Systems Ltd. (3 month Term SOFR + 5.000%) 10.326%, 2/15/29(4)	5,256	5,225
Pike Corp. 2028 (1 month Term SOFR + 3.114%) 7.960%, 1/21/28(4)	3,000	3,011
Spin Holdco, Inc. (3 month Term SOFR + 4.262%) 9.256%, 3/4/28(4)	1,930	1,682
Summer BC Bidco B LLC Tranche B-2 (3 month Term SOFR + 4.760%) 9.364%, 12/4/26(4)	2,107	2,107
The Hertz Corp. 2023 (1 month Term SOFR + 3.750%) 8.607%, 6/30/28(4)	4,380	3,906
		25,624

Total Leveraged Loans (Identified Cost $75,557)		74,767

	Shares	Value
Common Stock—0.0%
	Energy—0.0%
Cloud Peak Energy, Inc.(2)(5)(6)	40,020	$ —
	Total Common Stock (Identified Cost $—)	—

	Total Long-Term Investments—99.1% (Identified Cost $584,320)	585,099

	TOTAL INVESTMENTS—99.1% (Identified Cost $584,320)	$585,099
	Other assets and liabilities, net—0.9%	5,488
	NET ASSETS—100.0%	$590,587

Abbreviations:
BDC	Business Development Companies
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, these securities amounted to a value of $448,670 or 76.0% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	100% of the income received was in cash.
(4)	Variable rate security. Rate disclosed is as of September 30, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Non-income producing.
(6)	All or a portion of the security is restricted.
Country Weightings (Unaudited)†
United States	83%
Canada	3
Luxembourg	3
Bermuda	2
Cayman Islands	1
Ireland	1
Jersey	1
Other	6
Total	100%
† % of total investments as of September 30, 2024.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2024	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$510,332	$508,366	$1,966
Leveraged Loans	74,767	74,767	—
Equity Securities:
Common Stock	—	—	—(1)
Total Investments	$585,099	$583,133	$1,966

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no securities valued using quoted prices (Level 1) at September 30, 2024.
Security held by the Fund with an end of period value of $1,966 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2024.
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2024
($ reported in thousands)
	Shares	Value
Preferred Stocks—1.9%
Brazil—1.3%
Itau Unibanco Holding S.A., 6.690%	20(1)	$ 133
Petroleo Brasileiro S.A., 12.780%	20(1)	133
		266

South Korea—0.6%
Samsung Electronics Co., Ltd., 2.130%	2,908	113
Total Preferred Stocks (Identified Cost $380)		379

Common Stocks—94.8%
Brazil—3.2%
Banco BTG Pactual S.A.	17,600	108
Vale S.A.	34,100	398
WEG S.A.	14,118	142
		648

Cayman Islands—7.0%
Alchip Technologies Ltd.	1,000	62
Baidu, Inc. Class A(2)	12,064	164
Full Truck Alliance Co., Ltd. Sponsored ADR	13,942	126
Giant Biogene Holding Co., Ltd.	22,800	149
KE Holdings, Inc. Class A	26,800	206
Kingsoft Corp., Ltd.	36,000	137
Kuaishou Technology(2)	21,600	152
PDD Holdings, Inc. ADR(2)	1,485	200
Trip.com Group Ltd.(2)	3,150	199
		1,395

China—29.1%
Advanced Micro-Fabrication Equipment, Inc. China Class A	6,599	154
Alibaba Group Holding Ltd.	80,723	1,142
Anhui Gujing Distillery Co., Ltd. Class A	5,600	162
ANTA Sports Products Ltd.	56,759	690
China Merchants Bank Co., Ltd. Class A	89,171	478
ENN Energy Holdings Ltd.	13,514	105
JD.com, Inc. Class A	39,227	843
Luxshare Precision Industry Co., Ltd. Class A	24,930	155
Meituan Class B(2)	13,528	299
Montage Technology Co., Ltd. Class A	16,090	153
NetEase, Inc.	6,900	134
Suzhou TFC Optical Communication Co., Ltd. Class A	10,280	147
Tencent Holdings Ltd.	14,080	805
Weichai Power Co., Ltd. Class H	78,000	144
Xiaomi Corp. Class B(2)	61,200	177
	Shares	Value

China—continued
Zhejiang Dingli Machinery Co., Ltd. Class A	13,200	$ 112
Zijin Mining Group Co., Ltd. Class A	56,600	146
		5,846

Greece—0.6%
Eurobank Ergasias Services & Holdings S.A.	55,332	127
Hong Kong—0.7%
Bosideng International Holdings Ltd.	256,000	147
India—12.2%
Adani Energy Solutions Ltd.(2)	10,165	122
Adani Enterprises Ltd.	3,449	129
Adani Green Energy Ltd.(2)	5,698	129
Bharti Airtel Ltd.	6,053	124
Cartrade Tech Ltd.(2)	10,557	122
Dr. Reddy’s Laboratories Ltd.	1,546	125
Eicher Motors Ltd.	2,142	129
HDFC Bank Ltd.	16,922	350
ICICI Bank Ltd.	8,751	133
ICICI Lombard General Insurance Co., Ltd.	4,216	109
IDFC First Bank Ltd.(2)	135,533	120
Indraprastha Gas Ltd.	19,624	131
JSW Energy Ltd.	14,610	128
Kotak Mahindra Bank Ltd.	8,374	185
Reliance Industries Ltd.	7,917	279
Tata Consultancy Services Ltd.	2,638	134
		2,449

Indonesia—1.4%
Bank Central Asia Tbk PT	268,100	183
Bank Mandiri Persero Tbk PT	219,700	100
		283

Israel—0.6%
Nice Ltd.(2)	728	127
Japan—2.9%
MonotaRO Co., Ltd.	16,300	272
MonotaRO Co., Ltd. Unsponsored ADR	8,127	136
Nippon Paint Holdings Co., Ltd.	23,200	177
		585

Luxembourg—0.6%
InPost S.A.(2)	6,321	119
Malaysia—1.3%
Hong Leong Bank Bhd	24,300	127
Kelington Group Bhd	171,500	127
		254

Mexico—0.5%
Grupo Financiero Banorte SAB de C.V. Class O	15,200	108
	Shares	Value

Netherlands—2.0%
ASML Holding N.V.	477	$ 396
Russia—0.0%
Polyus PJSC GDR(2)(3)(4)	4,887	—(5)
Saudi Arabia—1.9%
Al Rajhi Bank	5,607	130
Arab National Bank	25,792	131
Saudi Arabian Oil Co.	17,499	127
		388

South Africa—3.2%
Capitec Bank Holdings Ltd.	707	125
Naspers Ltd. Class N	2,159	524
		649

South Korea—7.1%
Amorepacific Corp.	1,221	138
Classys, Inc.	3,308	137
HD Hyundai Co., Ltd.	2,287	134
Hugel, Inc.(2)	680	124
Kia Corp.	1,678	128
Samsung Electronics Co., Ltd.	12,260	576
SK Hynix, Inc.	1,390	186
		1,423

Taiwan—12.9%
Asia Vital Components Co., Ltd.	7,000	131
AURAS Technology Co., Ltd.	6,000	127
eMemory Technology, Inc.	1,000	83
Gold Circuit Electronics Ltd.	23,000	144
Lotes Co., Ltd.	2,000	88
Quanta Computer, Inc.	17,000	142
Realtek Semiconductor Corp.	9,000	134
Taiwan Semiconductor Manufacturing Co., Ltd.	52,121	1,576
Wistron Corp.	38,000	121
Wiwynn Corp.	1,000	54
		2,600

Thailand—1.5%
Bangkok Dusit Medical Services PCL Foreign Shares	169,100	158
Thai Oil PCL Foreign Shares	89,300	142
		300

United Arab Emirates—3.0%
ADNOC Drilling Co. PJSC	86,458	111
ADNOC Logistics & Services	94,794	138
Emirates NBD Bank PJSC	45,616	252
First Abu Dhabi Bank PJSC	25,636	96
		597

United Kingdom—0.6%
Anglogold Ashanti plc	4,406	117
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
	Shares	Value

	Uruguay—2.5%
MercadoLibre, Inc.(2)	244	$ 501
	Total Common Stocks (Identified Cost $16,366)	19,059

	Total Long-Term Investments—96.7% (Identified Cost $16,746)	19,438

	TOTAL INVESTMENTS—96.7% (Identified Cost $16,746)	$19,438
	Other assets and liabilities, net—3.3%	654
	NET ASSETS—100.0%	$20,092

Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company

Footnote Legend:
(1)	Value shown as par value.
(2)	Non-income producing.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	The Fund is unable to trade and repatriate proceeds due to U.S. sanctions related to the Russia/Ukraine war.
(5)	Amount is less than $500 (not in thousands).

Country Weightings (Unaudited)†
China	30%
Taiwan	13
India	13
South Korea	8
Cayman Islands	7
Brazil	5
South Africa	3
Other	21
Total	100%
† % of total investments as of September 30, 2024.
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2024	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Preferred Stocks	$379	$379	$—
Common Stocks	19,059	19,059	—(1)
Total Investments	$19,438	$19,438	$—(1)

(1)	Amount is less than $500 (not in thousands).
There were no securities valued using significant observable inputs (Level 2) at September 30, 2024.
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2024.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

NFJ Global Sustainability Fund
SCHEDULE OF INVESTMENTS
September 30, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—97.8%
Austria—1.1%
Erste Group Bank AG Sponsored ADR	4,258	$ 117
Belgium—0.8%
Warehouses De Pauw CVA	3,076	82
Canada—1.9%
RB Global, Inc.	2,406	194
China—10.9%
ANTA Sports Products Ltd.	20,022	243
BYD Co., Ltd. Class H	7,504	274
China Merchants Bank Co., Ltd. Class H	44,232	219
ENN Energy Holdings Ltd.	13,561	105
JD.com, Inc. Class A	13,200	284
		1,125

Denmark—0.4%
Novo Nordisk A/S Class B	336	39
France—3.2%
Dassault Systemes SE	5,980	237
L’Oreal S.A.	213	95
		332

Israel—1.3%
Nice Ltd. Sponsored ADR(1)	770	134
Italy—0.9%
Moncler SpA	1,432	91
Japan—9.3%
Fast Retailing Co., Ltd.	335	110
GMO Payment Gateway, Inc.	1,849	113
MonotaRO Co., Ltd.	23,748	396
Nippon Paint Holdings Co., Ltd.	30,997	237
Sony Group Corp.	5,320	103
		959

Netherlands—4.2%
ASML Holding N.V.	351	291
Euronext N.V.	1,279	139
		430

South Africa—1.7%
Naspers Ltd. Class N	701	170
Taiwan—1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	770	134
	Shares	Value

United Kingdom—7.0%
AstraZeneca plc	553	$ 86
Barclays plc	52,972	159
Halma plc	8,287	289
Rentokil Initial plc	17,969	87
Standard Chartered plc	9,343	99
		720

United States—53.8%
Addus HomeCare Corp.(1)	1,495	199
Adobe, Inc. (1)	162	84
Agilent Technologies, Inc.	689	102
Alexandria Real Estate Equities, Inc.	2,467	293
American Tower Corp.	452	105
American Water Works Co., Inc.	1,632	239
Autodesk, Inc.(1)	1,441	397
Crown Castle, Inc.	1,420	168
Edwards Lifesciences Corp.(1)	1,479	98
Equinix, Inc.	121	107
Eversource Energy	3,177	216
HA Sustainable Infrastructure Capital, Inc.	3,432	118
IDEXX Laboratories, Inc.(1)	652	329
Intuit, Inc.	386	240
Keurig Dr Pepper, Inc.	5,388	202
MarketAxess Holdings, Inc.	432	111
Mastercard, Inc. Class A	217	107
Microsoft Corp.	451	194
NextEra Energy, Inc.	5,619	475
PNC Financial Services Group, Inc. (The)	752	139
Rexford Industrial Realty, Inc.	4,830	243
Salesforce, Inc.	409	112
SBA Communications Corp. Class A	437	105
Starbucks Corp.	980	96
Target Corp.	561	87
Thermo Fisher Scientific, Inc.	285	176
UnitedHealth Group, Inc.	242	142
Veeva Systems, Inc. Class A(1)	1,608	338
Xylem, Inc.	776	105
Zoetis, Inc. Class A	1,067	208
		5,535

Total Common Stocks (Identified Cost $7,838)		10,062

Total Long-Term Investments—97.8% (Identified Cost $7,838)		10,062

	Shares	Value

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.833%)(2)	140,637	$ 141
Total Short-Term Investment (Identified Cost $141)		141

TOTAL INVESTMENTS—99.1% (Identified Cost $7,979)		$10,203
Other assets and liabilities, net—0.9%		88
NET ASSETS—100.0%		$10,291

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	56%
China	11
Japan	10
United Kingdom	7
Netherlands	4
France	3
Canada	2
Other	7
Total	100%
† % of total investments as of September 30, 2024.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

NFJ Global Sustainability Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$10,062	$10,062
Money Market Mutual Fund	141	141
Total Investments	$10,203	$10,203
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2024.
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2024
(Reported in thousands except shares and per share amounts)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Assets
Investment in securities at value(1)	$1,292,786	$662,839	$114,520	$48,721
Investment in affiliates at value(2)	—	—	28,733	—
Foreign currency at value(3)	—	123	55	9
Cash	18,215	—(a)	1	—
Due from broker	—	—	1,979	—
Cash pledged as collateral for futures contracts	—	—	2,211	—
Cash pledged as collateral for swap contracts	—	—	93	—
Variation margin receivable on swap contracts	—	—	—(a)	—
Receivables
Investment securities sold	7,501	—	—	245
Fund shares sold	369	403	31	—(a)
Dividends and interest	4,169	450	515	276
Receivable from adviser	—	—	8	—
Tax reclaims	—	1,372	39	237
Prepaid Trustees’ retainer	27	14	3	1
Prepaid expenses	25	17	45	12
Other assets	186	117	59	2
Total assets	1,323,278	665,335	148,292	49,503
Liabilities
Variation margin payable on futures contracts	—	—	185	—
Payables
Fund shares repurchased	352	236	146	90
Investment securities purchased	8,011	—	50	230
Foreign capital gains tax	—	—	23	74
Investment advisory fees	488	354	—	20
European Union tax reclaim contingent fees payable(4)	—	147	—	—
Distribution and service fees	88	76	8	1
Administration and accounting fees	109	55	12	5
Transfer agent and sub-transfer agent fees and expenses	242	131	12	5
Professional fees	61	31	28	29
Trustee deferred compensation plan	186	117	59	2
Interest expense and/or commitment fees	6	2	1	—(a)
Other accrued expenses	52	25	19	11
Total liabilities	9,595	1,174	543	467
Commitments and contingencies (Note 4D)	—	—	—	—
Net Assets	$1,313,683	$664,161	$147,749	$49,036
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,287,035	$361,712	$136,443	$42,078
Accumulated earnings (loss)	26,648	302,449	11,306	6,958
Net Assets	$1,313,683	$664,161	$147,749	$49,036
Net Assets:
Class A	$161,418	$233,226	$35,181	$3,202
Class C	$67,066	$35,697	$1,545	$77
Institutional Class	$1,084,616	$395,238	$6,202	$19,322
Class R6	$583	$—	$104,821	$26,435
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	4,613,738	10,465,589	3,199,948	102,123
Class C	1,884,070	1,715,730	134,604	2,509
Institutional Class	31,779,651	18,094,578	568,697	587,030
Class R6	17,126	—	9,910,415	815,297
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2024
(Reported in thousands except shares and per share amounts)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Net Asset Value and Redemption Price Per Share:*
Class A	$34.99	$22.29	$10.99	$31.35
Class C	$35.60	$20.81	$11.48	$30.67
Institutional Class	$34.13	$21.84	$10.91	$32.91
Class R6	$34.07	$—	$10.58	$32.42
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$37.03	$23.59	$11.63	$33.17
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$1,152,525	$397,936	$109,433	$42,141
(2) Investment in affiliates at cost	$—	$—	$26,819	$—
(3) Foreign currency at cost	$—	$126	$2	$10

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
(4)	See Note 2C in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2024
(Reported in thousands except shares and per share amounts)
	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund	NFJ Global Sustainability Fund
Assets
Investment in securities at value(1)	$585,099	$19,438	$10,203
Foreign currency at value(2)	—	—(a)	60
Cash	171	401	—
Receivables
Investment securities sold	2,390	374	—
Fund shares sold	1,027	—(a)	—(a)
Dividends and interest	10,624	59	14
Tax reclaims	—	6	165
Tax receivable	—	19	—
Prepaid Trustees’ retainer	13	—(a)	1
Prepaid expenses	78	43	27
Other assets	203	15	4
Total assets	599,605	20,355	10,474
Liabilities
Payables
Fund shares repurchased	117	40	40
Investment securities purchased	8,229	104	100
Foreign capital gains tax	—	50	—
Investment advisory fees	189	10	2
Distribution and service fees	43	1	1
Administration and accounting fees	50	2	2
Transfer agent and sub-transfer agent fees and expenses	127	7	3
Professional fees	30	19	27
Trustee deferred compensation plan	203	15	4
Interest expense and/or commitment fees	2	—(a)	—(a)
Other accrued expenses	28	15	4
Total liabilities	9,018	263	183
Commitments and contingencies (Note 4D)	—	—	—
Net Assets	$590,587	$20,092	$10,291
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$793,281	$39,074	$7,859
Accumulated earnings (loss)	(202,694)	(18,982)	2,432
Net Assets	$590,587	$20,092	$10,291
Net Assets:
Class A	$117,868	$4,894	$6,915
Class C	$45,658	$309	$—
Institutional Class	$412,767	$14,889	$3,376
Class R6	$14,294	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	8,477,169	285,451	494,319
Class C	3,270,902	18,144	—
Institutional Class	29,986,151	873,478	225,020
Class R6	1,037,926	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$13.90	$17.15	$13.99
Class C	$13.96	$16.99	$—
Institutional Class	$13.77	$17.05	$15.00
Class R6	$13.77	$—	$—
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2024
(Reported in thousands except shares and per share amounts)
	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund	NFJ Global Sustainability Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$14.22	$18.15	$14.80
Maximum Sales Charge - Class A	2.25%	5.50%	5.50%
(1) Investment in securities at cost	$584,320	$16,746	$7,979
(2) Foreign currency at cost	$—	$—	$58

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED September 30, 2024
($ reported in thousands)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Investment Income
Dividends	$8,129	$11,162	$1,815	$2,059
Dividends from affiliates	—	—	550	—
Interest	30,786	—	2,872	—
European Union tax reclaims(1)	—	147	—	—
Foreign taxes withheld	—	(474)	(69)	(231)
European Union tax reclaim contingent fees	—	(147)	—	—
Total investment income	38,915	10,688	5,168	1,828
Expenses
Investment advisory fees	7,577	5,976	1,201	407
Distribution and service fees, Class A	431	550	87	8
Distribution and service fees, Class C	712	366	17	1
Distribution and service fees, Administrative Class	7	—	—(a)	—
Administration and accounting fees	1,362	649	183	49
Transfer agent fees and expenses	568	271	80	18
Sub-transfer agent fees and expenses, Class A	155	198	25	4
Sub-transfer agent fees and expenses, Class C	60	36	1	—(a)
Sub-transfer agent fees and expenses, Class P	170	75	1	1
Sub-transfer agent fees and expenses, Institutional Class	828	280	4	15
Sub-transfer agent fees and expenses, Administrative Class	3	—	—(a)	—
Custodian fees	4	3	5	8
Printing fees and expenses	75	39	15	10
Professional fees	91	64	45	38
Interest expense and/or commitment fees	10	4	2	1
Registration fees	116	65	62	42
Trustees’ fees and expenses	122	56	17	4
Miscellaneous expenses	85	38	58	25
Total expenses	12,376	8,670	1,803	631
Less net expenses reimbursed and/or waived by investment adviser(2)	(1,763)	(1,788)	(1,297)	(205)
Net expenses	10,613	6,882	506	426
Net investment income (loss)	28,302	3,806	4,662	1,402
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	41,448	39,018	(199)	2,281
Investments in affiliates	—	—	(7,599)	—
Foreign currency transactions	—	15	(304)	(27)
Foreign capital gains tax	—	—	—(a)	(53)
Futures	—	—	2,728	—
Swaps	—	—	112	—
Capital gains received from investments	—	—	6,826	—
Net change in unrealized appreciation (depreciation) on:
Investments	126,314	126,180	15,802	3,155
Investments in affiliates	—	—	7,951	—
Foreign currency transactions	—	81	52	22
Foreign capital gains tax	—	—	(23)	(74)
Futures	—	—	2,471	—
Swaps	—	—	(27)	—
Net realized and unrealized gain (loss) on investments	167,762	165,294	27,790	5,304
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2024
($ reported in thousands)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Net increase (decrease) in net assets resulting from operations	$196,064	$169,100	$32,452	$6,706

(a)	Amount is less than $500 (not in thousands).
(1)	See Note 2C in Notes to Financial Statements.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2024
($ reported in thousands)
	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund	NFJ Global Sustainability Fund
Investment Income
Dividends	$716	$656	$777
Interest	43,017	—	—
Foreign taxes withheld	—	(75)	(38)
Total investment income	43,733	581	739
Expenses
Investment advisory fees	2,807	262	325
Distribution and service fees, Class A	284	14	18
Distribution and service fees, Class C	232	4	—
Administration and accounting fees	603	39	49
Transfer agent fees and expenses	257	14	18
Sub-transfer agent fees and expenses, Class A	75	5	8
Sub-transfer agent fees and expenses, Class C	40	—(a)	—
Sub-transfer agent fees and expenses, Class P	101	2	1
Sub-transfer agent fees and expenses, Institutional Class	270	25	2
Custodian fees	5	3	2
Printing fees and expenses	38	10	7
Professional fees	42	29	27
Interest expense and/or commitment fees	7	12	—(a)
Registration fees	65	31	23
Trustees’ fees and expenses	51	3	4
Miscellaneous expenses	58	20	9
Total expenses	4,935	473	493
Less net expenses reimbursed and/or waived by investment adviser(1)	(838)	(169)	(195)
Net expenses	4,097	304	298
Net investment income (loss)	39,636	277	441
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(7,912)	(3,718)	271
Foreign currency transactions	—	(69)	(1)
Foreign capital gains tax	—	(73)	—
Net change in unrealized appreciation (depreciation) on:
Investments	32,384	5,795	5,760
Foreign currency transactions	—	6	13
Foreign capital gains tax	—	(19)	—
Net realized and unrealized gain (loss) on investments	24,472	1,922	6,043
Net increase (decrease) in net assets resulting from operations	$64,108	$2,199	$6,484

(a)	Amount is less than $500 (not in thousands).
(1)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Convertible Fund		Duff & Phelps Water Fund		Global Allocation Fund
	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2023
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$28,302	$29,244	$3,806	$3,990	$4,662	$5,822
Net realized gain (loss)	41,448	(44,226)	39,033	23,267	1,564	339
Net change in unrealized appreciation (depreciation)	126,314	85,472	126,261	48,875	26,226	16,340
Increase (decrease) in net assets resulting from operations	196,064	70,490	169,100	76,132	32,452	22,501
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(4,273)	(3,889)	(7,058)	(953)	(927)	(1,869)
Class C	(1,177)	(763)	(1,053)	—	(33)	(104)
Class P	(6,014)	(7,238)	(4,653)	(457)	(40)	(101)
Institutional Class	(24,792)	(18,035)	(8,396)	(1,930)	(157)	(304)
Class R6	(13)	(4)	—	—	(4,840)	(9,542)
Administrative Class	(81)	(101)	—	—	(3)	(5)
Total dividends and distributions to shareholders	(36,350)	(30,030)	(21,160)	(3,340)	(6,000)	(11,925)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(55,515)	(46,661)	(19,539)	(30,007)	(4,849)	(3,047)
Class C	(19,747)	(12,134)	(9,008)	(9,898)	(592)	(361)
Class P	(348,052)	(28,925)	(157,155)	(43,110)	(1,690)	(798)
Institutional Class	130,147	(108,585)	114,772	(40,411)	6	(1,042)
Class R6	295	140	—	—	(72,328)	(26,654)
Administrative Class	(5,800)	(10,480)	—	—	(113)	(14)
Increase (decrease) in net assets from capital transactions	(298,672)	(206,645)	(70,930)	(123,426)	(79,566)	(31,916)
Net increase (decrease) in net assets	(138,958)	(166,185)	77,010	(50,634)	(53,114)	(21,340)
Net Assets
Beginning of period	1,452,641	1,618,826	587,151	637,785	200,863	222,203
End of Period	$1,313,683	$1,452,641	$664,161	$587,151	$147,749	$200,863
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	International Small-Cap Fund		Newfleet Short Duration High Income Fund		NFJ Emerging Markets Value Fund
	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2023
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,402	$1,759	$39,636	$36,360	$277	$645
Net realized gain (loss)	2,201	(9)	(7,912)	(19,600)	(3,860)	(11,575)
Net change in unrealized appreciation (depreciation)	3,103	8,624	32,384	39,602	5,782	18,795
Increase (decrease) in net assets resulting from operations	6,706	10,374	64,108	56,362	2,199	7,865
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(186)	(34)	(7,752)	(6,812)	(80)	(172)
Class C	(4)	—	(3,009)	(3,146)	(3)	(9)
Class P	(233)	(64)	(7,718)	(10,186)	(29)	(81)
Institutional Class	(571)	(228)	(21,580)	(14,183)	(407)	(1,003)
Class R6	(646)	(254)	(1,080)	(451)	—	—
Total dividends and distributions to shareholders	(1,640)	(580)	(41,139)	(34,778)	(519)	(1,265)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(356)	(304)	3,180	(8,465)	(2,137)	(2,809)
Class C	(90)	(43)	(5,414)	(11,360)	(179)	(87)
Class P	(4,307)	(1,979)	(166,376)	16,137	(2,806)	(7,585)
Institutional Class	2,591	(6,520)	162,066	(1,986)	(17,176)	(20,030)
Class R6	12,031	(10,891)	787	2,225	—	—
Increase (decrease) in net assets from capital transactions	9,869	(19,737)	(5,757)	(3,449)	(22,298)	(30,511)
Net increase (decrease) in net assets	14,935	(9,943)	17,212	18,135	(20,618)	(23,911)
Net Assets
Beginning of period	34,101	44,044	573,375	555,240	40,710	64,621
End of Period	$49,036	$34,101	$590,587	$573,375	$20,092	$40,710
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NFJ Global Sustainability Fund
	Year Ended September 30, 2024	Year Ended September 30, 2023
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$441	$515
Net realized gain (loss)	270	11,114
Net change in unrealized appreciation (depreciation)	5,773	2,232
Increase (decrease) in net assets resulting from operations	6,484	13,861
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,473)	(888)
Class P	(377)	(581)
Institutional Class	(7,527)	(10,848)
Total dividends and distributions to shareholders	(9,377)	(12,317)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(497)	4,710
Class P	(2,004)	(506)
Institutional Class	(37,872)	(33,179)
Increase (decrease) in net assets from capital transactions	(40,373)	(28,975)
Net increase (decrease) in net assets	(43,266)	(27,431)
Net Assets
Beginning of period	53,557	80,988
End of Period	$10,291	$53,557
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover Rate(3)

Convertible Fund
Class A
10/1/23 to 9/30/24	$31.00	0.57	—	4.22	4.79	(0.80)	—	(0.80)	—	3.99	$34.99	15.64%	$161,418	0.96%	1.09%	1.75%	152%
10/1/22 to 9/30/23	30.27	0.54	—	0.73	1.27	(0.54)	—	(0.54)	—	0.73	31.00	4.19	196,478	0.96	1.10	1.71	136
10/1/21 to 9/30/22	45.74	0.16	—	(7.94)	(7.78)	(0.19)	(7.50)	(7.69)	—	(15.47)	30.27	(20.06)	236,603	0.96	1.10	0.45	121
10/1/20 to 9/30/21	38.77	0.11	—	9.73	9.84	(0.20)	(2.67)	(2.87)	—	6.97	45.74	25.71	396,378	0.95 (7)	1.02	0.25	130
10/1/19 to 9/30/20	29.25	0.27	—	10.59	10.86	(0.43)	(0.91)	(1.34)	—	9.52	38.77	38.44	254,762	0.96	0.98	0.83	145
Class C
10/1/23 to 9/30/24	$31.44	0.41	—	4.29	4.70	(0.54)	—	(0.54)	—	4.16	$35.60	15.06%	$67,066	1.73%	1.84%	1.23%	152%
10/1/22 to 9/30/23	30.69	0.30	—	0.73	1.03	(0.28)	—	(0.28)	—	0.75	31.44	3.37	78,057	1.73	1.83	0.95	136
10/1/21 to 9/30/22	46.36	(0.12)	—	(8.05)	(8.17)	— (8)	(7.50)	(7.50)	—	(15.67)	30.69	(20.67)	87,842	1.73	1.82	(0.32)	121
10/1/20 to 9/30/21	39.39	(0.24)	—	9.88	9.64	— (8)	(2.67)	(2.67)	—	6.97	46.36	24.75	141,138	1.72 (7)	1.77	(0.52)	130
10/1/19 to 9/30/20	29.61	0.02	—	10.77	10.79	(0.10)	(0.91)	(1.01)	—	9.78	39.39	37.40	112,523	1.73	1.74	0.06	145
Institutional Class
10/1/23 to 9/30/24	$30.20	0.71	—	4.12	4.83	(0.90)	—	(0.90)	—	3.93	$34.13	16.22%	$1,084,616	0.71%	0.85%	2.23%	152%
10/1/22 to 9/30/23	29.52	0.60	—	0.71	1.31	(0.63)	—	(0.63)	—	0.68	30.20	4.43	844,174	0.71	0.86	1.96	136
10/1/21 to 9/30/22	44.81	0.24	—	(7.74)	(7.50)	(0.29)	(7.50)	(7.79)	—	(15.29)	29.52	(19.84)	930,359	0.71	0.83	0.68	121
10/1/20 to 9/30/21	38.04	0.23	—	9.53	9.76	(0.32)	(2.67)	(2.99)	—	6.77	44.81	26.02	1,640,171	0.69	0.77	0.51	130
10/1/19 to 9/30/20	28.76	0.34	—	10.40	10.74	(0.55)	(0.91)	(1.46)	—	9.28	38.04	38.80	1,045,769	0.71	0.71	1.07	145
Class R6
10/1/23 to 9/30/24	$30.15	0.74	—	4.12	4.86	(0.94)	—	(0.94)	—	3.92	$34.07	16.32%	$583	0.62%	0.76%	2.32%	152%
10/1/22 to 9/30/23	29.49	0.65	—	0.69	1.34	(0.68)	—	(0.68)	—	0.66	30.15	4.55	226	0.62	0.75	2.12	136
1/31/22(9) to 9/30/22	34.43	0.24	—	(4.94)	(4.70)	(0.24)	—	(0.24)	—	(4.94)	29.49	(13.67)	86	0.62	0.83	1.11	121 (10)

Duff & Phelps Water Fund
Class A
10/1/23 to 9/30/24	$17.57	0.10	—	5.25	5.35	(0.12)	(0.51)	(0.63)	—	4.72	$22.29	31.12%	$233,226	1.22%	1.48%	0.48%	22%
10/1/22 to 9/30/23	15.87	0.09	—	1.68	1.77	(0.07)	—	(0.07)	—	1.70	17.57	11.17	201,139	1.22	1.48	0.48	19
10/1/21 to 9/30/22	22.45	0.05	—	(4.87)	(4.82)	(0.25)	(1.51)	(1.76)	— (8)	(6.58)	15.87	(23.71) (11)	207,428	1.22	1.48	0.27	27
10/1/20 to 9/30/21	17.63	0.26	—	4.87	5.13	(0.04)	(0.27)	(0.31)	—	4.82	22.45	29.41	286,453	1.22	1.45	1.23	32
10/1/19 to 9/30/20	16.31	0.06	—	1.77	1.83	(0.11)	(0.40)	(0.51)	—	1.32	17.63	11.35	200,384	1.22	1.40	0.37	28
Class C
10/1/23 to 9/30/24	$16.45	(0.05)	—	4.92	4.87	—	(0.51)	(0.51)	—	4.36	$20.81	30.14%	$35,697	1.97%	2.24%	(0.27) %	22%
10/1/22 to 9/30/23	14.90	(0.05)	—	1.60	1.55	—	—	—	—	1.55	16.45	10.40	36,154	1.97	2.23	(0.28)	19
10/1/21 to 9/30/22	21.18	(0.09)	—	(4.60)	(4.69)	(0.08)	(1.51)	(1.59)	— (8)	(6.28)	14.90	(24.32) (11)	41,415	1.97	2.22	(0.50)	27
10/1/20 to 9/30/21	16.73	0.09	—	4.63	4.72	— (8)	(0.27)	(0.27)	—	4.45	21.18	28.48	68,805	1.97	2.20	0.43	32
10/1/19 to 9/30/20	15.52	(0.06)	—	1.67	1.61	—	(0.40)	(0.40)	—	1.21	16.73	10.48	57,901	1.97	2.16	(0.38)	28
Institutional Class
10/1/23 to 9/30/24	$17.24	0.15	—	5.14	5.29	(0.18)	(0.51)	(0.69)	—	4.60	$21.84	31.40%	$395,238	0.93%	1.23%	0.77%	22%
10/1/22 to 9/30/23	15.57	0.14	—	1.66	1.80	(0.13)	—	(0.13)	—	1.67	17.24	11.55	220,985	0.93	1.24	0.76	19
10/1/21 to 9/30/22	22.06	0.11	—	(4.77)	(4.66)	(0.32)	(1.51)	(1.83)	— (8)	(6.49)	15.57	(23.48) (11)	235,079	0.93	1.23	0.59	27
10/1/20 to 9/30/21	17.33	0.33	—	4.77	5.10	(0.10)	(0.27)	(0.37)	—	4.73	22.06	29.76	325,247	0.93	1.21	1.57	32
10/1/19 to 9/30/20	16.03	0.11	—	1.74	1.85	(0.15)	(0.40)	(0.55)	—	1.30	17.33	11.71	204,320	0.93	1.13	0.68	28
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover Rate(3)

Global Allocation Fund
Class A
10/1/23 to 9/30/24	$9.40	0.19	0.40	1.26	1.85	(0.26)	—	(0.26)	—	1.59	$10.99	20.00%	$35,181	0.52%	1.31%	1.87%	69%
10/1/22 to 9/30/23	9.03	0.22	0.40	0.23	0.85	(0.01)	(0.47)	(0.48)	—	0.37	9.40	9.49	34,586	0.52	1.30	2.33	55
10/1/21 to 9/30/22	11.99	0.10	0.74	(2.75)	(1.91)	(0.22)	(0.83)	(1.05)	—	(2.96)	9.03	(17.65)	36,036	0.52	1.26	0.91	88
10/1/20 to 9/30/21	11.11	0.14	0.16	1.33	1.63	(0.22)	(0.53)	(0.75)	— (8)	0.88	11.99	15.16 (11)	49,743	0.56 (12)	1.22	1.19	168
10/1/19 to 9/30/20	11.05	0.13	—	0.94	1.07	(0.12)	(0.89)	(1.01)	—	0.06	11.11	10.21	46,506	0.52	1.14	1.18	141
Class C
10/1/23 to 9/30/24	$9.79	0.17	0.42	1.28	1.87	(0.18)	—	(0.18)	—	1.69	$11.48	19.25%	$1,545	1.27%	2.07%	1.57%	69%
10/1/22 to 9/30/23	9.46	0.17	0.41	0.22	0.80	—	(0.47)	(0.47)	—	0.33	9.79	8.55	1,866	1.27	2.05	1.68	55
10/1/21 to 9/30/22	12.50	0.06	0.74	(2.88)	(2.08)	(0.13)	(0.83)	(0.96)	—	(3.04)	9.46	(18.21)	2,136	1.27	2.03	0.53	88
10/1/20 to 9/30/21	11.47	0.07	0.21	1.32	1.60	(0.04)	(0.53)	(0.57)	— (8)	1.03	12.50	14.29 (11)	2,558	1.31 (12)	1.94	0.59	168
10/1/19 to 9/30/20	11.37	0.06	—	0.95	1.01	(0.02)	(0.89)	(0.91)	—	0.10	11.47	9.28	3,549	1.27	1.83	0.55	141
Institutional Class
10/1/23 to 9/30/24	$9.32	0.21	0.40	1.26	1.87	(0.28)	—	(0.28)	—	1.59	$10.91	20.47%	$6,202	0.29%	1.06%	2.08%	69%
10/1/22 to 9/30/23	8.95	0.25	0.39	0.21	0.85	(0.01)	(0.47)	(0.48)	—	0.37	9.32	9.64	5,327	0.29	1.05	2.64	55
10/1/21 to 9/30/22	11.89	0.36	0.72	(2.95)	(1.87)	(0.24)	(0.83)	(1.07)	—	(2.94)	8.95	(17.42)	6,085	0.29	1.01	3.29	88
10/1/20 to 9/30/21	11.05	0.17	0.16	1.32	1.65	(0.28)	(0.53)	(0.81)	— (8)	0.84	11.89	15.46 (11)	10,820	0.31 (12)	0.86	1.43	168
10/1/19 to 9/30/20	11.02	0.14	—	0.94	1.08	(0.16)	(0.89)	(1.05)	—	0.03	11.05	10.40	9,609	0.29	0.88	1.28	141
Class R6
10/1/23 to 9/30/24	$9.05	0.28	0.39	1.15	1.82	(0.29)	—	(0.29)	—	1.53	$10.58	20.49%	$104,821	0.22%	0.97%	2.95%	69%
10/1/22 to 9/30/23	8.70	0.24	0.38	0.21	0.83	(0.01)	(0.47)	(0.48)	—	0.35	9.05	9.71	157,400	0.22	0.96	2.55	55
10/1/21 to 9/30/22	11.59	0.12	0.71	(2.64)	(1.81)	(0.25)	(0.83)	(1.08)	—	(2.89)	8.70	(17.37)	175,564	0.22	0.93	1.19	88
10/1/20 to 9/30/21	10.79	0.17	0.16	1.28	1.61	(0.28)	(0.53)	(0.81)	— (8)	0.80	11.59	15.46 (11)	216,700	0.26 (12)	0.91	1.50	168
10/1/19 to 9/30/20	10.78	0.16	—	0.92	1.08	(0.18)	(0.89)	(1.07)	—	0.01	10.79	10.57	191,750	0.22	0.83	1.52	141

International Small-Cap Fund
Class A
10/1/23 to 9/30/24	$27.87	0.88	—	4.22	5.10	(1.62)	—	(1.62)	—	3.48	$31.35	19.02%	$3,202	1.25%	1.85%	3.00%	110%
10/1/22 to 9/30/23	22.77	0.96	—	4.42	5.38	(0.28)	—	(0.28)	—	5.10	27.87	23.74	3,167	1.27 (13)	1.83	3.60	70
10/1/21 to 9/30/22	41.91	0.48	—	(12.74)	(12.26)	(0.86)	(6.06)	(6.92)	0.04	(19.14)	22.77	(34.75) (11)	2,845	1.25	1.78	1.53	131
10/1/20 to 9/30/21	34.36	0.22	—	7.76	7.98	(0.30)	(0.13)	(0.43)	—	7.55	41.91	23.32	4,853	1.25	1.77	0.54	51
10/1/19 to 9/30/20	32.15	0.15	—	2.54	2.69	(0.48)	—	(0.48)	—	2.21	34.36	8.37	3,619	1.25	1.75	0.47	60
Class C
10/1/23 to 9/30/24	$26.98	0.52	—	4.26	4.78	(1.09)	—	(1.09)	—	3.69	$30.67	18.18%	$77	2.00%	2.70%	1.82%	110%
10/1/22 to 9/30/23	21.97	0.73	—	4.28	5.01	—	—	—	—	5.01	26.98	22.80	157	2.02 (13)	2.63	2.83	70
10/1/21 to 9/30/22	40.12	0.20	—	(12.28)	(12.08)	(0.05)	(6.06)	(6.11)	0.04	(18.15)	21.97	(35.24) (11)	166	2.00	2.49	0.66	131
10/1/20 to 9/30/21	33.00	(0.24)	—	7.60	7.36	(0.11)	(0.13)	(0.24)	—	7.12	40.12	22.36	373	2.00	2.47	(0.62)	51
10/1/19 to 9/30/20	30.72	(0.08)	—	2.40	2.32	(0.04)	—	(0.04)	—	2.28	33.00	7.56	722	2.00	2.49	(0.27)	60
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover Rate(3)
International Small-Cap Fund (Continued)
Institutional Class
10/1/23 to 9/30/24	$28.98	1.03	—	4.38	5.41	(1.48)	—	(1.48)	—	3.93	$32.91	19.29%	$19,322	1.04%	1.57%	3.37%	110%
10/1/22 to 9/30/23	23.66	1.07	—	4.58	5.65	(0.33)	—	(0.33)	—	5.32	28.98	24.01	14,596	1.06 (13)	1.55	3.84	70
10/1/21 to 9/30/22	43.24	0.56	—	(13.22)	(12.66)	(0.90)	(6.06)	(6.96)	0.04	(19.58)	23.66	(34.62) (11)	17,202	1.04	1.47	1.73	131
10/1/20 to 9/30/21	35.49	0.29	—	8.03	8.32	(0.44)	(0.13)	(0.57)	—	7.75	43.24	23.55	29,125	1.04	1.50	0.69	51
10/1/19 to 9/30/20	33.21	0.23	—	2.63	2.86	(0.58)	—	(0.58)	—	2.28	35.49	8.61	31,942	1.04	1.51	0.69	60
Class R6
10/1/23 to 9/30/24	$28.64	1.13	—	4.21	5.34	(1.56)	—	(1.56)	—	3.78	$32.42	19.33%	$26,435	1.00%	1.47%	3.72%	110%
10/1/22 to 9/30/23	23.36	1.06	—	4.54	5.60	(0.32)	—	(0.32)	—	5.28	28.64	24.11	12,172	1.01 (13)	1.45	3.88	70
10/1/21 to 9/30/22	42.86	0.59	—	(13.08)	(12.49)	(0.99)	(6.06)	(7.05)	0.04	(19.50)	23.36	(34.60) (11)	18,866	1.00	1.37	1.86	131
10/1/20 to 9/30/21	35.17	0.32	—	7.94	8.26	(0.44)	(0.13)	(0.57)	—	7.69	42.86	23.60	31,785	1.00	1.41	0.77	51
10/1/19 to 9/30/20	33.03	0.26	—	2.59	2.85	(0.71)	—	(0.71)	—	2.14	35.17	8.63	29,889	1.00	1.43	0.80	60

Newfleet Short Duration High Income Fund
Class A
10/1/23 to 9/30/24	$13.37	0.90	—	0.56	1.46	(0.93)	—	(0.93)	—	0.53	$13.90	11.30%	$117,868	0.86%	0.99%	6.62%	59%
10/1/22 to 9/30/23	12.84	0.85	—	0.49	1.34	(0.81)	—	(0.81)	—	0.53	13.37	10.70	110,220	0.87	1.01	6.43	43
10/1/21 to 9/30/22	14.59	0.64	—	(1.63)	(0.99)	(0.76)	—	(0.76)	—	(1.75)	12.84	(7.05)	114,099	0.86	0.98	4.59	56
10/1/20 to 9/30/21	13.99	0.62	—	0.84	1.46	(0.86)	—	(0.86)	—	0.60	14.59	10.65	145,424	0.86	0.93	4.24	69
10/1/19 to 9/30/20	14.62	0.58	—	(0.54)	0.04	(0.67)	—	(0.67)	—	(0.63)	13.99	0.37	136,690	0.86	0.87	4.13	81
Class C
10/1/23 to 9/30/24	$13.41	0.87	—	0.57	1.44	(0.89)	—	(0.89)	—	0.55	$13.96	11.11%	$45,658	1.11%	1.26%	6.37%	59%
10/1/22 to 9/30/23	12.88	0.82	—	0.48	1.30	(0.77)	—	(0.77)	—	0.53	13.41	10.37	49,229	1.12	1.28	6.17	43
10/1/21 to 9/30/22	14.63	0.61	—	(1.63)	(1.02)	(0.73)	—	(0.73)	—	(1.75)	12.88	(7.27)	58,284	1.11	1.24	4.34	56
10/1/20 to 9/30/21	13.98	0.58	—	0.84	1.42	(0.77)	—	(0.77)	—	0.65	14.63	10.34	77,032	1.11	1.20	4.00	69
10/1/19 to 9/30/20	14.61	0.54	—	(0.54)	—	(0.63)	—	(0.63)	—	(0.63)	13.98	0.12	90,863	1.12	1.13	3.86	81
Institutional Class
10/1/23 to 9/30/24	$13.24	0.93	—	0.57	1.50	(0.97)	—	(0.97)	—	0.53	$13.77	11.72%	$412,767	0.60%	0.76%	6.87%	59%
10/1/22 to 9/30/23	12.73	0.88	—	0.47	1.35	(0.84)	—	(0.84)	—	0.51	13.24	10.93	238,135	0.61	0.78	6.69	43
10/1/21 to 9/30/22	14.47	0.67	—	(1.61)	(0.94)	(0.80)	—	(0.80)	—	(1.74)	12.73	(6.78)	231,407	0.60	0.76	4.86	56
10/1/20 to 9/30/21	13.89	0.65	—	0.84	1.49	(0.91)	—	(0.91)	—	0.58	14.47	10.91	251,201	0.60	0.70	4.50	69
10/1/19 to 9/30/20	14.52	0.61	—	(0.54)	0.07	(0.70)	—	(0.70)	—	(0.63)	13.89	0.63	285,572	0.61	0.64	4.35	81
Class R6
10/1/23 to 9/30/24	$13.25	0.94	—	0.55	1.49	(0.97)	—	(0.97)	—	0.52	$13.77	11.68%	$14,294	0.55%	0.67%	6.93%	59%
10/1/22 to 9/30/23	12.74	0.89	—	0.47	1.36	(0.85)	—	(0.85)	—	0.51	13.25	11.00	12,953	0.56	0.69	6.75	43
10/1/21 to 9/30/22	14.48	0.68	—	(1.61)	(0.93)	(0.81)	—	(0.81)	—	(1.74)	12.74	(6.74)	10,501	0.55	0.66	4.87	56
10/1/20 to 9/30/21	13.89	0.66	—	0.83	1.49	(0.90)	—	(0.90)	—	0.59	14.48	10.95	21,117	0.55	0.63	4.59	69
10/1/19 to 9/30/20	14.52	0.62	—	(0.54)	0.08	(0.71)	—	(0.71)	—	(0.63)	13.89	0.70	33,741	0.55	0.56	4.49	81
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover Rate(3)

NFJ Emerging Markets Value Fund
Class A
10/1/23 to 9/30/24	$15.59	0.12	—	1.65	1.77	(0.21)	—	(0.21)	—	1.56	$17.15	11.52%	$4,894	1.18% (14)	1.71%	0.76%	119%
10/1/22 to 9/30/23	13.47	0.16	—	2.32	2.48	(0.36)	—	(0.36)	—	2.12	15.59	18.52	6,606	1.14	1.71	1.03	92
10/1/21 to 9/30/22	20.11	0.09	—	(6.70)	(6.61)	(0.03)	—	(0.03)	—	(6.64)	13.47	(32.92)	8,246	1.15	1.53	0.52	83
10/1/20 to 9/30/21	18.09	0.05	—	2.17	2.22	(0.20)	—	(0.20)	—	2.02	20.11	12.24	15,565	1.14	1.50	0.26	56
10/1/19 to 9/30/20	15.55	0.15	—	2.58	2.73	(0.19)	—	(0.19)	—	2.54	18.09	17.63	14,907	1.14	1.64	0.89	105
Class C
10/1/23 to 9/30/24	$15.48	— (8)	—	1.63	1.63	(0.12)	—	(0.12)	—	1.51	$16.99	10.66%	$309	1.93% (14)	2.52%	(0.01) %	119%
10/1/22 to 9/30/23	13.40	0.05	—	2.29	2.34	(0.26)	—	(0.26)	—	2.08	15.48	17.57	463	1.89	2.44	0.35	92
10/1/21 to 9/30/22	20.12	(0.05)	—	(6.67)	(6.72)	—	—	—	—	(6.72)	13.40	(33.40)	476	1.90	2.24	(0.25)	83
10/1/20 to 9/30/21	18.07	(0.11)	—	2.17	2.06	(0.01)	—	(0.01)	—	2.05	20.12	11.40	914	1.89	2.25	(0.51)	56
10/1/19 to 9/30/20	15.56	0.03	—	2.57	2.60	(0.09)	—	(0.09)	—	2.51	18.07	16.75	1,016	1.89	2.37	0.16	105
Institutional Class
10/1/23 to 9/30/24	$15.49	0.15	—	1.65	1.80	(0.24)	—	(0.24)	—	1.56	$17.05	11.81%	$14,889	0.93% (14)	1.48%	0.97%	119%
10/1/22 to 9/30/23	13.39	0.19	—	2.31	2.50	(0.40)	—	(0.40)	—	2.10	15.49	18.78	30,855	0.89	1.40	1.27	92
10/1/21 to 9/30/22	19.98	0.13	—	(6.65)	(6.52)	(0.07)	—	(0.07)	—	(6.59)	13.39	(32.75)	44,679	0.89	1.24	0.75	83
10/1/20 to 9/30/21	18.01	0.11	—	2.15	2.26	(0.29)	—	(0.29)	—	1.97	19.98	12.50	122,736	0.89	1.27	0.50	56
10/1/19 to 9/30/20	15.48	0.19	—	2.57	2.76	(0.23)	—	(0.23)	—	2.53	18.01	17.95	115,817	0.89	1.34	1.18	105

NFJ Global Sustainability Fund
Class A
10/1/23 to 9/30/24	$14.58	0.14	—	2.03	2.17	(0.19)	(2.57)	(2.76)	—	(0.59)	$13.99	16.53%	$6,915	0.94%	1.53%	1.03%	52%
10/1/22 to 9/30/23	15.37	0.09	—	3.06	3.15	(0.25)	(3.69)	(3.94)	—	(0.79)	14.58	22.38	7,776	0.94	1.45	0.58	114
10/1/21 to 9/30/22	25.50	0.18	—	(5.11)	(4.93)	(0.15)	(5.06)	(5.21)	0.01	(10.13)	15.37	(25.53) (11)	3,451	0.94	1.42	0.85	70
10/1/20 to 9/30/21	21.06	0.13	—	4.97	5.10	(0.16)	(0.50)	(0.66)	—	4.44	25.50	24.61	5,305	0.94	1.37	0.54	30
10/1/19 to 9/30/20	18.27	0.11	—	3.03	3.14	(0.02)	(0.33)	(0.35)	—	2.79	21.06	17.35	2,350	0.98	1.44	0.58	31
Institutional Class
10/1/23 to 9/30/24	$15.39	0.16	—	2.19	2.35	(0.17)	(2.57)	(2.74)	—	(0.39)	$15.00	16.86%	$3,376	0.69%	1.15%	1.11%	52%
10/1/22 to 9/30/23	15.96	0.14	—	3.19	3.33	(0.21)	(3.69)	(3.90)	—	(0.57)	15.39	22.74	43,628	0.69	1.11	0.85	114
10/1/21 to 9/30/22	26.28	0.24	—	(5.33)	(5.09)	(0.18)	(5.06)	(5.24)	0.01	(10.32)	15.96	(25.39) (11)	74,848	0.69	1.06	1.11	70
10/1/20 to 9/30/21	21.64	0.18	—	5.13	5.31	(0.17)	(0.50)	(0.67)	—	4.64	26.28	24.95	114,884	0.69	1.09	0.72	30
10/1/19 to 9/30/20	18.75	0.17	—	3.10	3.27	(0.05)	(0.33)	(0.38)	—	2.89	21.64	17.59	132,073	0.74	1.03	0.88	31

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Total Return is calculated based on the NAV at which shareholder transactions were processed, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report.
(5)	Annualized for periods less than one year.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(6)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(7)	See Note 4D in Notes to Financial Statements for information on recapture of expenses previously reimbursed and/or waived.
(8)	Amount is less than $0.005 per share.
(9)	Inception date.
(10)	Portfolio turnover is representative of the Fund for the entire period.
(11)	Payment from affiliate had no impact on total return.
(12)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(13)	Includes interest expense on borrowings.
(14)	Ratios of total expenses excluding interest expense on borrowings for the year ended September 30, 2024, were 1.14% (Class A), 1.89% (Class C) and 0.89% (Institutional Class).
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2024
Note 1. Organization
Virtus Strategy Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of these financial statements, the Trust is comprised of 7 funds (each a “Fund” or collectively, the “Funds”), each reported in these financial statements. Each Fund has a distinct investment objective and all of the Funds except the Duff & Phelps Water Fund are diversified. There is no guarantee that a Fund will achieve its objective(s).
The Convertible Fund and Global Allocation Fund offer Class A shares, Class C shares, Institutional Class shares, and Class R6 Shares. The Duff & Phelps Water Fund and NFJ Emerging Markets Value Fund offer Class A shares, Class C shares and Institutional Class shares. The International Small-Cap Fund and Newfleet Short Duration High Income Fund offer Class A shares, Class C shares, Institutional Class shares, and Class R6 shares. The NFJ Global Sustainability Fund offers Class A shares and Institutional Class shares.
Class A shares of Newfleet Short Duration High Income Fund are sold with a front-end sales charge of up to 2.25% with some exceptions. Class A shares of all Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% - 1.00% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the Newfleet Short Duration High Income Fund, and 18 months for all other Funds. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On May 21, 2021, all Class R shares for the Convertible Fund, Global Allocation Fund and International Small-Cap Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective February 26, 2021, if an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses.
Institutional Class shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Funds’ distributor or transfer agent to offer Institutional Class shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Institutional Class shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Institutional Class shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Institutional Class shares. Institutional Class shares are sold without a front-end sales charge or CDSC.
Effective May 10, 2024, existing Class P shares of each of the Funds were converted to Institutional Class shares of each respective Fund, and Administrative Class shares of Virtus Convertible Fund and Virtus Global Allocation Fund were converted to Institutional Class shares of each respective Fund.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares are sold without a front-end sales charge or CDSC.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Institutional Class shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Funds’ Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as

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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as European Union tax reclaims in the Statements of Operations. Related receivables, if any, are reflected as European Union tax reclaims receivable in the Statements of Assets and Liabilities. Generally, unless Management of the Funds believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, may reduce the amount of foreign taxes, if any, that a Fund could elect to pass-through- to its shareholders from a U.S. federal tax perspective. In certain circumstances, and to the extent that EU tax reclaims recovered by a Fund were previously pass-through as foreign tax credits to its U.S. taxable shareholders, a Fund may enter into a closing agreement with the U.S. Internal Revenue Service (the “IRS”). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that Virtus Duff and Phelps Water Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges, if any, related to Virtus Duff and Phelps Fund’s closing agreement liability are presented as European Union tax reclaim contingent fees in the Statement of Operations and its estimated closing agreement liability is presented as European Union tax reclaim contingent fees payable in the Statements of Assets and Liabilities. The actual closing agreement payment to the IRS may differ from the estimate and that difference may be material.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the IRS for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
G.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.	Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
J.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
K.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
L.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
M.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York (“BNY”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNY for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
As of September 30, 2024, none of the Funds were lending under the agreement with BNY.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the year ended September 30, 2024, the Global Allocation Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for futures contracts”.
B.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the year ended September 30, 2024, none of the Funds entered into forward foreign currency exchange contracts.

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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
C.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract “Over-the-counter swaps at value” for OTC swaps and as “variation margin receivable/payable” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for cleared swaps”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the year ended September 30, 2024, the Global Allocation Fund utilized credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Assets and Liabilities at September 30, 2024:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
Statement Line Description	Primary Risk	Global Allocation Fund
Asset Derivatives
Variation margin receivable on swap contracts(1)	Credit contracts	$4
Variation margin payable on futures contracts(1)	Equity contracts	546
Variation margin payable on futures contracts(1)	Foreign currency contracts	81
Variation margin payable on futures contracts(1)	Interest rate contracts	49
Total Assets		$680
Liability Derivatives
Variation margin payable on futures contracts(1)	Equity contracts	$(26)
Variation margin payable on futures contracts(1)	Foreign currency contracts	(5)
Variation margin payable on futures contracts(1)	Interest rate contracts	(39)
Total Liabilities		$(70)

(1)	Represents cumulative appreciation (depreciation) on futures contracts and swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is shown in the Statements of Assets and Liabilities for exchange traded swap contracts.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Operations for the year ended September 30, 2024:
Statement Line Description	Primary Risk	Global Allocation Fund
Net Realized Gain (Loss) from
Futures	Equity contracts	$4,086
Futures	Foreign currency contracts	(825)
Futures	Interest rate contracts	(533)
Swaps	Credit contracts	112
Total		$2,840
Net Change in Unrealized Appreciation (Depreciation) on
Futures	Equity contracts	$2,172
Futures	Foreign currency contracts	22
Futures	Interest rate contracts	277
Swaps	Credit contracts	(27)
Total		$2,444

The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Fund for the year ended September 30, 2024.
Global Allocation Fund
Futures Contracts - Long Positions(1)	$(22)
Futures Contracts - Short Positions(1)	46
Credit Default Swap Contracts - Sell Protection(2)	1,460
(1) Average unrealized for the period.
(2) Notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following table presents the Global Allocation Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of September 30, 2024:

At September 30, 2024, the Funds’ derivative assets and liabilities (by type) are as follows:
	Global Allocation Fund
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$185
Centrally cleared swaps	—(a)	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—(a)	$185
Derivatives not subject to a MNA or similar agreement	—(a)	(185)
Total assets and liabilities subject to a MNA	$—	$—

(a)	Amount is less than $500 (not in thousands).
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Fund	Advisory Fee
Convertible Fund	0.57%
Duff & Phelps Water Fund	0.95
Global Allocation Fund	0.70
International Small-Cap Fund	1.00
Newfleet Short Duration High Income Fund	0.48
NFJ Emerging Markets Value Fund	0.85
NFJ Global Sustainability Fund	0.80
During the year ended September 30, 2024, the Global Allocation Fund invested a portion of its assets in affiliated mutual and exchange-traded funds. In order to avoid any duplication of advisory fees, the Adviser voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets in the affiliated funds. For the year ended September 30, 2024, the waiver amounted to $264 for the Global Allocation Fund. This waiver was in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser.”
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:

Fund	Subadviser
Convertible Fund	Voya IM(1)
Duff & Phelps Water Fund	Duff & Phelps(2)
Global Allocation Fund	N/A
International Small-Cap Fund	N/A
Newfleet Short Duration High Income Fund	Newfleet(3)
NFJ Emerging Markets Value Fund	NFJ(4)
NFJ Global Sustainability Fund	NFJ(4)
(1)	Voya Investment Management Co. LLC (“Voya IM”).
(2)	Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect, wholly-owned subsidiary of Virtus.
(3)	Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers LLC, an indirect, wholly-owned subsidiary of Virtus.
(4)	NFJ Investment Group, LLC (“NFJ”), an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2025. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Institutional Class	Class R6
Convertible Fund	0.96%	1.73%	0.71%	0.62%
Duff & Phelps Water Fund	1.22	1.97	0.93	N/A
Global Allocation Fund	0.52	1.27	0.29	0.22
International Small-Cap Fund	1.25	2.00	1.04	1.00
Newfleet Short Duration High Income Fund	0.86	1.11	0.60	0.55
NFJ Emerging Markets Value Fund	1.14	1.89	0.89	N/A
NFJ Global Sustainability Fund	0.94	N/A	0.69	N/A
The exclusions include front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending September 30:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
	Expiration
Fund	2025	2026	2027	Total
Convertible Fund
Class A	$ 436	$ 311	$ 230	$ 977
Class C	101	88	76	265
Institutional Class	1,580	1,328	1,187	4,095
Class R6	— (1)	— (1)	1	1
Duff & Phelps Water Fund
Class A	685	584	569	1,838
Class C	148	111	98	357
Institutional Class	985	774	879	2,638
Global Allocation Fund
Class A	225	226	222	673
Class C	12	13	11	36
Institutional Class	42	34	33	109
Class R6	948	1,051	760	2,759
International Small-Cap Fund
Class A	21	18	20	59
Class C	1	1	1	3
Institutional Class	98	94	83	275
Class R6	102	83	89	274
Newfleet Short Duration High Income Fund
Class A	158	156	150	464
Class C	88	87	69	244
Institutional Class	439	389	469	1,297
Class R6	19	9	18	46
NFJ Emerging Markets Value Fund
Class A	49	42	29	120
Class C	3	3	2	8
Institutional Class	328	194	131	653
NFJ Global Sustainability Fund
Class A	24	26	41	91
Institutional Class	391	228	148	767
(1)	Amount is less than $500 (not in thousands).
During the year ended September 30, 2024, the Adviser did not recapture any expenses previously waived.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended September 30, 2024, it retained net commissions of $34 for Class A shares and CDSC of $—* and $10 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, and 1.00% for Class C shares (0.50% for Newfleet Short Duration High Income Fund). Prior to May 10, 2024, Administrative Class shares paid a 0.25% Administrative Distribution fee. Institutional Class shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Funds may be exchanged for shares of the same class of certain other Virtus Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
* Amount is less than $500 (not in thousands).
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended September 30, 2024, the Funds incurred administration fees totaling $2,674 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended September 30, 2024, the Funds incurred transfer agent fees totaling $1,197 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended September 30, 2024, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this note. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the Global Allocation Fund’s total long-term and short-term purchases and sales of the respective shares of the affiliated investments(1) during the year ended September 30, 2024, is as follows:

	Value, beginning of period	Purchases(2)	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Global Allocation Fund
Affiliated Mutual Funds—17.5%
Virtus Duff & Phelps Water Fund Institutional Shares(3)	$6,034	$243	$3,188	$296	$1,052	$4,437	203,138	$63	$180
Virtus KAR Mid-Cap Core Fund Class R6(3)	—	4,514	—	—	194	4,708	75,547	—	—
Virtus NFJ Global Sustainability Fund Institutional Shares(4)	39,876	7,098	44,594	(7,797)	5,417	—	—	451	6,646
Virtus SGA International Growth Fund Class R6(3)	—	6,979	—	—	203	7,182	724,000	—	—
Virtus Silvant Focused Growth Fund Class R6(3)	—	8,967	—	—	550	9,517	125,652	—	—
	$45,910	$27,801	$47,782	$(7,501)	$7,416	$25,844		$514	$6,826
Affiliated Exchange-Traded Fund—1.9%
Virtus Duff & Phelps Clean Energy ETF(3)	4,170	—	1,718	(98)	535	2,889	145,801	36	—
Total	$50,080	$27,801	$49,500	$(7,599)	$7,951	$28,733		$550	$6,826
Footnote Legend:
(1)	The Global Allocation Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2024, the Fund was the owner of record of 53% of the Virtus Duff & Phelps Clean Energy ETF, 5% of the Virtus SGA International Growth Fund, 3% Virtus KAR Mid-Cap Core Fund Class R6, 2% Virtus Duff & Phelps Water Fund Institutional Shares and 1% of Virtus Silvant Focused Growth Fund Class R6.
(2)	Includes reinvested dividends from income and capital gain distributions.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Security was not an investment of the Fund at September 30, 2024.
H.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at September 30, 2024.
In calendar year 2018 and certain other periods prior to January 1, 2020, the Funds maintained a different deferred compensation plan pursuant to which each Trustee who was not affiliated with Allianz Global Investors U.S. LLC had the opportunity to elect not to receive all or a portion of his or

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (then known as Allianz Funds) and Virtus Strategy Trust (then known as Allianz Funds Multi-Strategy Trust) selected by such Trustee from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2020, and all Trustee fees earned with respect to service in calendar year 2020 were paid in cash, on a current basis. The Trustees do not currently receive any pension or retirement benefits from the Funds.
In addition to the Trustee fees deferred in the current period, the Funds still have obligations with respect to Trustee fees deferred in 2018 and in other periods prior to January 1, 2020, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the applicable deferred compensation plan.
I.	Trustee Fee
For the year ended September 30, 2024, the Funds incurred independent Trustee’s fees totaling $241 which are included in the Statement of Operations within the line item “Trustees fees and expenses”. No remuneration was paid to the officers or affiliated trustee.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, forward currency contracts, and short-term securities) during the year ended September 30, 2024, were as follows:
	Purchases	Sales
Convertible Fund	$1,914,208	$2,221,596
Duff & Phelps Water Fund	135,971	224,584
Global Allocation Fund	102,009	158,212
International Small-Cap Fund	53,520	43,143
Newfleet Short Duration High Income Fund	337,868	335,275
NFJ Emerging Markets Value Fund	36,215	61,586
NFJ Global Sustainability Fund	20,952	69,707
Purchases and sales of long-term U.S. government and agency securities during the year ended September 30, 2024, were as follows:
	Purchases	Sales
Global Allocation Fund	$3,670	$18,175
Newfleet Short Duration High Income Fund	—	5,946
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Convertible Fund				Duff & Phelps Water Fund
	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2024		Year Ended September 30, 2023
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	402	$13,080	1,003	$31,453	715	$14,269	790	$14,612
Reinvestment of distributions	121	3,993	117	3,647	312	5,940	44	786
Shares repurchased	(2,248)	(72,588)	(2,597)	(81,761)	(2,008)	(39,748)	(2,462)	(45,405)
Net Increase / (Decrease)	(1,725)	$(55,515)	(1,477)	$(46,661)	(981)	$(19,539)	(1,628)	$(30,007)
Class C
Shares sold	84	$2,753	361	$11,476	207	$3,862	97	$1,682
Reinvestment of distributions	32	1,073	22	684	55	980	—	—
Shares repurchased	(715)	(23,573)	(762)	(24,294)	(744)	(13,850)	(678)	(11,580)
Net Increase / (Decrease)	(599)	$(19,747)	(379)	$(12,134)	(482)	$(9,008)	(581)	$(9,898)

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
	Convertible Fund				Duff & Phelps Water Fund
	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2024		Year Ended September 30, 2023
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class P*
Shares sold	1,456	$44,390	4,047	$122,063	651	$12,777	707	$13,008
Reinvestment of distributions	157	4,913	203	6,057	171	3,287	17	305
Shares repurchased	(12,661)	(397,355)	(5,192)	(157,045)	(8,072)	(173,219)	(3,100)	(56,423)
Net Increase / (Decrease)	(11,048)	$(348,052)	(942)	$(28,925)	(7,250)	$(157,155)	(2,376)	$(43,110)
Institutional Class
Shares sold	13,787	$442,935	6,215	$191,619	8,681	$182,197	1,802	$32,417
Reinvestment of distributions	746	24,066	590	17,877	450	8,381	109	1,923
Shares repurchased	(10,709)	(336,854)	(10,369)	(318,081)	(3,857)	(75,806)	(4,190)	(74,751)
Net Increase / (Decrease)	3,824	$130,147	(3,564)	$(108,585)	5,274	$114,772	(2,279)	$(40,411)
Class R6
Shares sold	13	$395	5	$143	—	$—	—	$—
Reinvestment of distributions	—(1)	10	—(1)	2	—	—	—	—
Shares repurchased	(3)	(110)	(—) (1)	(5)	—	—	—	—
Net Increase / (Decrease)	10	$295	5	$140	—	$—	—	$—
Administrative Class*
Shares sold	—(1)	$3	26	$805	—	$—	—	$—
Reinvestment of distributions	3	81	3	100	—	—	—	—
Shares repurchased	(183)	(5,884)	(373)	(11,385)	—	—	—	—
Net Increase / (Decrease)	(180)	$(5,800)	(344)	$(10,480)	—	$—	—	$—

	Global Allocation Fund				International Small-Cap Fund
	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2024		Year Ended September 30, 2023
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	89	$900	235	$2,276	9	$261	11	$282
Reinvestment of distributions	82	809	175	1,612	7	183	1	34
Shares repurchased	(651)	(6,558)	(720)	(6,935)	(27)	(800)	(24)	(620)
Net Increase / (Decrease)	(480)	$(4,849)	(310)	$(3,047)	(11)	$(356)	(12)	$(304)
Class C
Shares sold	13	$139	36	$358	1	$16	—(1)	$7
Reinvestment of distributions	3	28	9	89	—(1)	4	—	—
Shares repurchased	(72)	(759)	(80)	(808)	(4)	(110)	(2)	(50)
Net Increase / (Decrease)	(56)	$(592)	(35)	$(361)	(3)	$(90)	(2)	$(43)
Class P*
Shares sold	6	$57	36	$347	1	$21	3	$77
Reinvestment of distributions	3	25	7	62	8	216	2	60
Shares repurchased	(180)	(1,772)	(128)	(1,207)	(153)	(4,544)	(80)	(2,116)
Net Increase / (Decrease)	(171)	$(1,690)	(85)	$(798)	(144)	$(4,307)	(75)	$(1,979)
Institutional Class
Shares sold	182	$1,845	44	$418	197	$6,101	108	$3,045
Reinvestment of distributions	15	145	31	287	19	565	9	226
Shares repurchased	(200)	(1,984)	(184)	(1,747)	(133)	(4,075)	(340)	(9,791)
Net Increase / (Decrease)	(3)	$6	(109)	$(1,042)	83	$2,591	(223)	$(6,520)

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
	Global Allocation Fund				International Small-Cap Fund
	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2024		Year Ended September 30, 2023
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold	2,080	$20,767	3,166	$29,505	479	$14,762	92	$2,446
Reinvestment of distributions	511	4,840	1,077	9,542	22	646	9	226
Shares repurchased	(10,066)	(97,935)	(7,039)	(65,701)	(111)	(3,377)	(483)	(13,563)
Net Increase / (Decrease)	(7,475)	$(72,328)	(2,796)	$(26,654)	390	$12,031	(382)	$(10,891)
Administrative Class*
Shares sold	—	$—	—(1)	$—(2)	—	$—	—	$—
Reinvestment of distributions	—(1)	—(2)	—(1)	1	—	—	—	—
Shares repurchased	(11)	(113)	(1)	(15)	—	—	—	—
Net Increase / (Decrease)	(11)	$(113)	(1)	$(14)	—	$—	—	$—

	Newfleet Short Duration High Income Fund				NFJ Emerging Markets Value Fund
	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2024		Year Ended September 30, 2023
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,130	$29,046	1,920	$25,376	297	$4,567	379	$6,076
Reinvestment of distributions	496	6,744	442	5,832	5	80	12	172
Shares repurchased	(2,395)	(32,610)	(3,004)	(39,673)	(440)	(6,784)	(579)	(9,057)
Net Increase / (Decrease)	231	$3,180	(642)	$(8,465)	(138)	$(2,137)	(188)	$(2,809)
Class C
Shares sold	824	$11,302	620	$8,220	—(1)	$3	1	$20
Reinvestment of distributions	203	2,766	220	2,909	—(1)	3	1	9
Shares repurchased	(1,427)	(19,482)	(1,696)	(22,489)	(12)	(185)	(8)	(116)
Net Increase / (Decrease)	(400)	$(5,414)	(856)	$(11,360)	(12)	$(179)	(6)	$(87)
Class P*
Shares sold	5,157	$69,527	6,738	$88,835	14	$213	745	$12,116
Reinvestment of distributions	449	6,043	565	7,411	2	29	5	81
Shares repurchased	(17,858)	(241,946)	(6,087)	(80,109)	(195)	(3,048)	(1,409)	(19,782)
Net Increase / (Decrease)	(12,252)	$(166,376)	1,216	$16,137	(179)	$(2,806)	(659)	$(7,585)
Institutional Class
Shares sold	21,503	$290,396	6,569	$86,486	228	$3,562	452	$7,230
Reinvestment of distributions	1,504	20,274	1,083	14,164	27	407	67	1,003
Shares repurchased	(11,003)	(148,604)	(7,852)	(102,636)	(1,373)	(21,145)	(1,865)	(28,263)
Net Increase / (Decrease)	12,004	$162,066	(200)	$(1,986)	(1,118)	$(17,176)	(1,346)	$(20,030)
Class R6
Shares sold	754	$10,168	683	$9,071	—	$—	—	$—
Reinvestment of distributions	21	279	32	416	—	—	—	—
Shares repurchased	(715)	(9,660)	(562)	(7,262)	—	—	—	—
Net Increase / (Decrease)	60	$787	153	$2,225	—	$—	—	$—

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
	NFJ Global Sustainability Fund
	Year Ended September 30, 2024		Year Ended September 30, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	47	$716	349	$5,392
Reinvestment of distributions	114	1,473	65	888
Shares repurchased	(200)	(2,686)	(105)	(1,570)
Net Increase / (Decrease)	(39)	$(497)	309	$4,710
Class P*
Shares sold	28	$376	16	$254
Reinvestment of distributions	28	377	42	581
Shares repurchased	(200)	(2,757)	(86)	(1,341)
Net Increase / (Decrease)	(144)	$(2,004)	(28)	$(506)
Institutional Class
Shares sold	167	$2,382	80	$1,245
Reinvestment of distributions	547	7,527	740	10,584
Shares repurchased	(3,323)	(47,781)	(2,674)	(45,008)
Net Increase / (Decrease)	(2,609)	$(37,872)	(1,854)	$(33,179)
*	On May 10, 2024, all Class P shares and Administrative class shares were converted into Institutional class shares. These transactions are included as Institutional class subscriptions and Class P and Administrative class redemptions.
(1)	Amount is less than 500 shares (not in thousands).
(2)	Amount is less than $500 (not in thousands).
Note 7. 10% Shareholders
As of September 30, 2024, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Convertible Fund	28%	2
Duff & Phelps Water Fund	22	2
Global Allocation Fund	27	1
International Small-Cap Fund	81	2
Newfleet Short Duration High Income Fund	12	1
NFJ Emerging Markets Value Fund	73	2
NFJ Global Sustainability Fund	48	1
*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of a Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance.
Sanctions threatened or imposed may result in a decline in the value and liquidity of a Fund’s assets. The securities of a Fund may be deemed to have a zero value. A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that a Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At September 30, 2024, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Duff & Phelps Water Fund	Water Utilities	27%
NFJ Emerging Markets Value Fund	Information Technology	26
NFJ Emerging Markets Value Fund	Consumer Discretionary	25
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.
The following Fund held securities that were considered to be restricted at September 30, 2024:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Newfleet Short Duration High Income Fund	Cloud Peak Energy, Inc.	8/14/2020	$—	$—	0.0%
Note 11. Redemption Facility
($ reported in thousands)
On June 14, 2021, and as amended, the Funds and certain other affiliated funds entered into a $250,000 unsecured line of credit agreement (“Credit Agreement”), with a commercial bank. The Credit Agreement allows the funds to borrow cash from the bank to manage large, unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable of each Fund’s total net assets in accordance with the terms of the agreement. Each Fund, that is a party to the Credit Agreement, is individually, and not jointly, liable for its borrowings, if any. The lending bank could require repayment of outstanding borrowings upon certain circumstances such as an event of default. Interest is charged at the higher of a Secured Overnight Funding Rate (“SOFR”) or the Fed Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended September 30, 2024, are included in the “interest expense and/or commitment fees” line on the Statements of Operations.
During the reporting period, the Credit Agreement was renewed through July 3, 2025, with $35,000 of the total line of credit of $250,000 being allocated to one other affiliated fund and $215,000 being available to the Funds and certain other affiliated funds.
The following Funds had outstanding loans during the year. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Borrowing	Weighted Average Interest Rate	Days Outstanding
International Small-Cap Fund	$1	$2,450	6.42%	2
Newfleet Short Duration High Income Fund	3	4,100	6.42	4
NFJ Emerging Markets Value Fund	10	895	6.42	60
Note 12. Federal Income Tax Information
($ reported in thousands)
At September 30, 2024, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Convertible Fund	$ 1,161,376	$ 155,408	$ (23,998)	$ 131,410
Duff & Phelps Water Fund	398,155	275,025	(10,341)	264,684
Global Allocation Fund	137,017	11,566	(4,720)	6,846
International Small-Cap Fund	42,323	8,295	(1,897)	6,398
Newfleet Short Duration High Income Fund	586,826	12,008	(13,735)	(1,727)
NFJ Emerging Markets Value Fund	17,847	3,777	(2,186)	1,591
NFJ Global Sustainability Fund	8,200	2,359	(356)	2,003
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended September 30, 2024, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Convertible Fund	$112,076	$—
International Small-Cap Fund	94	—
Newfleet Short Duration High Income Fund	47,084	147,352
NFJ Emerging Markets Value Fund	7,162	10,179
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Loss Deferred	Capital Loss Deferred
Convertible Fund	$7,501	$—	$ —	$ 112,076
Duff & Phelps Water Fund	2,829	34,954	—	—
Global Allocation Fund	3,838	651	—	—
International Small-Cap Fund	1,391	—	667	94
Newfleet Short Duration High Income Fund	896	—	7,225	194,436
NFJ Emerging Markets Value Fund	172	—	3,330	17,341
NFJ Global Sustainability Fund	391	31	—	—
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the years ended September 30, 2024 and 2023, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Convertible Fund
9/30/24	$ 36,350	$ —	$36,350
9/30/23	30,030	—	30,030
Duff & Phelps Water Fund
9/30/24	4,700	16,460	21,160
9/30/23	3,340	—	3,340
Global Allocation Fund
9/30/24	6,000	—	6,000
9/30/23	271	11,654	11,925
International Small-Cap Fund
9/30/24	1,640	—	1,640
9/30/23	580	—	580
Newfleet Short Duration High Income Fund
9/30/24	41,139	—	41,139
9/30/23	34,778	—	34,778
NFJ Emerging Markets Value Fund
9/30/24	519	—	519
9/30/23	1,265	—	1,265
NFJ Global Sustainability Fund
9/30/24	606	8,771	9,377
9/30/23	700	11,617	12,317
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance and has determined the following is a subsequent event requiring recognition or disclosure in these financial statements.
On November 19, 2024, the board voted to approve a Plan of Liquidation for Virtus NFJ Global Sustainability Fund, pursuant to which such Fund will be liquidated on or about December 20, 2024.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Strategy Trust and Shareholders of Virtus Convertible Fund, Virtus Duff & Phelps Water Fund, Virtus Global Allocation Fund, Virtus International Small-Cap Fund, Virtus Newfleet Short Duration High Income Fund, Virtus NFJ Emerging Markets Value Fund, and Virtus NFJ Global Sustainability Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Convertible Fund, Virtus Duff & Phelps Water Fund, Virtus Global Allocation Fund, Virtus International Small-Cap Fund, Virtus Newfleet Short Duration High Income Fund, Virtus NFJ Emerging Markets Value Fund, and Virtus NFJ Global Sustainability Fund (constituting Virtus Strategy Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2024, the related statements of operations for the year ended September 30, 2024, the statements of changes in net assets for each of the two years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 21, 2024
We have served as the auditor of one or more investment companies in Virtus Mutual Funds since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS STRATEGY TRUST
TAX INFORMATION NOTICE (Unaudited)
September 30, 2024
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2025, the Funds will notify applicable shareholders of amounts for use in preparing 2024 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended September 30, 2024, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Convertible Fund	15.45%	15.45%	$ —
Duff & Phelps Water Fund	100.00	100.00	38,244
Global Allocation Fund	24.26	10.42	651
International Small-Cap Fund	81.39	0.00	—
Newfleet Short Duration High Income Fund	0.00	0.00	—
NFJ Emerging Markets Value Fund	56.63	0.00	—
NFJ Global Sustainability Fund	100.00	48.24	46
For the fiscal year ended September 30, 2024, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Code, and the Treasury Regulations thereunder.
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
International Small-Cap Fund	$ 1,997	$ 282
NFJ Emerging Markets Value Fund	637	148

THIS PAGE INTENTIONALLY BLANK.

VIRTUS STRATEGY TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chair
George R. Aylward
Donald C. Burke
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8068	11-24

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

None.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Please refer to Item 7a.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Disclosure not required for open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Strategy Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	11/27/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	11/27/24

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	11/26/24

*	Print the name and title of each signing officer under his or her signature.